PLM INTERNATIONAL, INC.






                                 NOTE AGREEMENT


                           Dated as of June 30, 1994



              Re: $35,000,000 9.78% Series A Senior Secured Notes
                               Due June 30, 2001


            $10,000,000 Floating Rate Series B Senior Secured Notes
                               Due June 30, 2001

                                                 TABLE OF CONTENTS


SectionHeading                                                        Page


1.       DESCRIPTION OF NOTES AND DEFINITIONS.........................1
         1.1      Description of Notes................................1
         1.2      Terms; Security.....................................2
         1.3      Definitions.........................................2

2.       ISSUANCE AND DELIVERY OF NOTES...............................23
         2.1      Registration of Notes...............................23
         2.2      Exchange of Notes...................................23
         2.3      Transfer of Notes...................................23
         2.4      General Rules.......................................24
         2.5      Valid Obligations...................................24
         2.6      Replacement of Notes................................24

3. PAYMENT OF NOTES, COLLATERAL, TRUST ACCOUNT, CASH
   COLLATERAL ACCOUNTS AND RELEASE OF COLLATERAL......................25
         3.1      Direct Payment......................................25
         3.2      Issuance Taxes......................................25
         3.3      Required Prepayments................................25
         3.4      Optional Prepayments................................25
         3.5      Notice of Prepayments...............................26
         3.6      Allocation of Prepayments...........................26
         3.7      Payments by Collateral Agent........................26
         3.8      Collateral..........................................27
         3.9      Trust Account and Cash Collateral Account...........27
         3.10     Release of Collateral...............................28

4.       EVIDENCE OF ACTS OF NOTE HOLDERS.............................29
         4.1      Execution by Note Holders or Agents.................29
         4.2      Future Holders Bound................................29

5.       DEFAULTS - REMEDIES..........................................29
         5.1      Events of Default...................................29
         5.2      Notice of Claimed Default...........................32
         5.3      Acceleration of Maturities..........................32
         5.4      Rescission of Acceleration..........................33
         5.5      Default Remedies....................................34
         5.6      Other Enforcement Rights............................35
         5.7      Effect of Sale, etc.................................36
         5.8      Delay or Omission; No Waiver........................36
         5.9      Restoration of Rights and Remedies..................36

SectionHeading                                                        Page


         5.10     Application of Sale Proceeds........................37
         5.11     Cumulative Remedies.................................37
         5.12     Limitations on Suits................................38
         5.13     Suits for Principal and Interest....................38
         5.14     Undertakings........................................38
         5.15     Waiver by the Company...............................39

6.       COMPANY COVENANTS............................................39
         6.1      Company Existence, Etc..............................39
         6.2      Insurance...........................................39
         6.3      Taxes, Claims for Labor and Materials, Compliance
                  with Laws...................................        40
         6.4      Maintenance, Etc....................................40
         6.5      Agreement to Deliver Security Documents.............41
         6.6      Payment of Notes and Maintenance of Office..........43
         6.7      Nature of Business; Diversification of Assets.......43
         6.8      Use of Proceeds.....................................44
         6.9      Deposit of Payments Under Approved Subordinated Debt44
         6.10     Sale of Equipment...................................44
         6.11     Minimum Collateral Coverage Ratio...................44
         6.12     Maximum Note Balance to Net Worth Ratio.............44
         6.13     Minimum Consolidated Net Worth......................44
         6.14     Minimum Consolidated Interest Coverage Ratio........44
         6.15     Maximum Funded Debt Maintenance Ratio...............44
         6.16     Restricted Payments.................................45
         6.17     Limitation on Liens.................................45
         6.18     Mergers, Consolidations, Etc........................46
         6.19     Transactions with Affiliates........................47
         6.20     Repurchase of Notes.................................47
         6.21     Investments.........................................47
         6.22     Notice of Default and Event of Default..............49
         6.23     Reports and Rights of Inspection....................49
         6.24     Amendment of Note Documents.........................54
         6.25     Subordinated Debt...................................54
         6.26     Distributions by Subsidiaries.......................55
         6.27     Further Assurances..................................55
         6.28     Independence of Covenants...........................55

7.       COLLATERAL AGENT.............................................55

8.       AMENDMENTS, WAIVERS AND CONSENTS.............................56
         8.1      Consent Required....................................56
         8.2      Effect of Amendment or Waiver.......................56

9.       MISCELLANEOUS; EXPENSES, TAXES AND INDEMNIFICATION...........57

SectionHeading                                                        Page


         9.1      Successors and Assigns..............................57
         9.2      Partial Invalidity..................................57
         9.3      Communications......................................57
         9.4      Governing Law.......................................58
         9.5      Maximum Interest Payable............................58
         9.6      Counterparts........................................58
         9.7      Headings etc........................................58
         9.8      Amendments..........................................59
         9.9      Benefits of Agreement Restricted to Parties and Note
                  Holders..................................           59
         9.10     Waiver of Notice....................................59
         9.11     Holidays............................................59
         9.12     Accounting Principles...............................59
         9.13     Directly or Indirectly..............................59
         9.14     Exhibits............................................59
         9.15     Satisfaction and Discharge of Agreement.............59
         9.16     Conflicts with Security Documents...................60
         9.17     Expenses of Transaction.............................60
         9.18     Taxes, Etc..........................................61
         9.19     Indemnification.....................................61
         9.20     Entire Agreement....................................62

                         Attachments to Note Agreement:

                                   Schedules

                 Schedule I - Names and Addresses of Purchasers
                        Schedule II - Amortization Table
                      Schedule III - Independent Appraiser
              Schedule 6.21 - Investments existing on Closing Date
                          ts existing on Closing Date
                                    Exhibits

                      Exhibit A-1 - Form of Series A Note
                      Exhibit A-2 - Form of Series B Note
           Exhibit B - First Union Cash Collateral Account Agreement
                    Exhibit C - Collateral Agency Agreement
                       Exhibit D - Compliance Certificate
                      Exhibit E - Note Purchase Agreements
                   Exhibit F - Security Agreement (Trailers)
                    Exhibit G - Security Agreement (Master)
                 Exhibit H - Security Agreement (Trust Account)
                          Exhibit I - Trust Agreement
                           Exhibit J - Form of Stock
                       Pledge Agreement Exhibit K - Form
                      of Certificate for release of funds
                      Exhibit L - Form of Certificate for
                       release of collateral Exhibit M -
                          Certificate of Title Agency
                                   Agreement
          Exhibit N - Bankers Trust Cash Collateral Account Agreement

                            PLM INTERNATIONAL, INC.


                                 NOTE AGREEMENT

              Re: $35,000,000 9.78% Series A Senior Secured Notes

                               Due June 30, 2001

            $10,000,000 Floating Rate Series B Senior Secured Notes

                               Due June 30, 2001

                                  Dated as of
                                 June 30, 1994


                                            To the purchasers named in
                                            Schedule I attached hereto

                                               Ladies and Gentlemen:

                  The   undersigned,   PLM   International,   Inc.,  a  Delaware
corporation  (the  "Company"),  agrees  with  each of the  purchasers  named  in
Schedule I (the "Purchasers") as follows:
SECTION 1. DESCRIPTION OF NOTES AND DEFINITIONS.

                  1.1 Description of Notes. The Company has authorized the issuance and sale, pursuant to the Note Purchase Agreements (the "Note Purchase Agreements") of even date herewith between each of the Purchasers and the Company as set forth therein, of (i) $35,000,000 aggregate principal amount of its 9.78% Series A Senior Secured Notes to be dated the date of issue, to bear interest from such date at the rate of 9.78% per annum, subject to increase as set forth in the immediately following sentence (individually, a "Series A Note" and collectively the "Series A Notes," including any notes issued in substitution or replacement of any thereof), and (ii) $10,000,000 aggregate principal amount of its Floating Rate Series B Senior Secured Notes to be dated the date of issue, to bear interest from such date at a floating rate per annum equal to the Applicable Libor Rate plus 275 basis points, subject to increase as set forth in the immediately following sentence (individually, a "Series B Note" and collectively the "Series B Notes," including any notes issued in substitution or replacement of any thereof) (the Series A Notes and the Series B Notes herein being called collectively the "Notes," or individually a "Note"). If at any time the Notes are rated NAIC 3 or lower by the NAIC, then effective upon the date of such downgrading and continuing until the Notes are rated higher than NAIC 3, such rate will be automatically increased by 100 basis points. Interest on the Notes will be payable quarterly on September 30, December 31, March 31, and June 30 in each year (commencing September 30, 1994) and principal of the Notes will be payable quarterly on

                  September 30, December 31, March 31, and June 30 in each year (commencing June 30, 1997), and at maturity. The Notes will bear interest on overdue payments at the rate specified therein and will be substantially in the forms attached hereto as Exhibit A-1 and A-2 for Series A Notes, and Series B Notes, respectively. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

                  1.2 Terms; Security. The Notes are subject to the terms of, and secured pursuant to, this Agreement.

                  1.3 Definitions. For purposes of this Agreement, the following terms shall have the respective meanings set forth below or provided for in the section or other part of this Agreement referred to following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

                  "Affiliate" means, with respect to any Person, (i) each other Person that, directly or indirectly, through one or more intermediaries, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, ten percent (10%) or more of the Stock having ordinary voting power in the election of directors of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person and
(iii) each of such Person's officers, directors, joint venturers and partners; provided, however that (A) except with respect to Section 6.19, this definition of "Affiliate" shall be deemed to exclude Transcisco and the Growth Funds and
(B) in no case shall the Collateral Agent or any Note holder be deemed to be an Affiliate of the Company for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.
                  "Agreement" shall mean this Note Agreement, as it may from time to time be supplemented or amended in accordance with the provisions hereof.
                  "Applicable Libor Rate" shall mean commencing on July 1, 1994 and on each October 1, January 1, April 1, and July 1 thereafter until the Notes are paid in full, the Libor Rate for such day (provided, if any such day is not a day on which The Wall Street Journal is published, then the immediately preceding day on which The Wall Street Journal is published shall be used (as to each, the "Quarterly Determination Date")). "Libor Rate" shall mean as of any Quarterly Determination Date the rate quoted in the "Money Rates" section of the Wall Street Journal on such date as the three-month London Interbank Offered Rate or, if the Wall Street Journal ceases to publish the three-month London Interbank Offered Rate, the rate quoted on the Reuters Screen on such date as the three- month London Interbank Offered Rate. The Libor Rate determined on each Quarterly Determination Date shall apply from such date through the date immediately preceding the next Quarterly Determination Date.

                  "Appraisal   Report"  shall  mean  the  most  recent   Company
Appraisal report or Independent Appraisal report required under this Agreement.

                  "Appraised Value" shall mean, with respect to an item of Equipment, the expected proceeds realizable upon a "non-distressed" arm's-length sale of the Equipment, less commissions, fees and other costs and expenses normally incurred (other than by the acquiror) in connection with the sale of such Equipment, assuming that such Equipment is sold within 180 days. If any item of Equipment is subject to a Lease wherein the Lessee is granted the option to purchase such Equipment for a predetermined amount (as compared to a purchase price being equal to the fair market value of such item of Equipment as of the expiration of the lease), the Appraised Value of such item of Equipment shall not be greater than such predetermined amount. In no event shall the value of the rental payments under any lease of Equipment be included in determining the Appraised Value of such item of Equipment.

                  "Approved Investment Entity" shall mean a bank or trust company organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $200,000,000, and having a Thomson Bank Watch rating of B or better or which has (or which is a subsidiary of a holding company which has) publicly traded debt securities rated, at the time of issuance of such time deposits or certificates of deposits, A or better by Standard & Poor's Ratings Group or A2 or better by Moody's Investors Services, Inc.

                  "Approved Subordinated Debt" means at any time all Debt of the Company subordinate in right of payment to the Obligations of the Company to the Note holders and the Collateral Agent, the terms of which Debt shall have been approved in writing by the Required Noteholders and shall include, without limitation, the Debt of the Company evidenced by (i) the promissory note dated February 1, 1988, as amended through the date hereof, in the original principal amount of $5,000,000 executed by the Company in favor of Transcisco, (ii) the promissory note dated February 1, 1988, as amended through the date hereof, in the original principal amount of $3,000,000, executed by the Company in favor of Drexel Burnham Lambert Incorporated, and (iii) the Principal Mutual Note Agreement, or with respect to the Debt described in clause (i) or (ii) above, any substitute or refinancing thereof, in a principal amount not greater than such Debt, that (A) is subordinated to the rights of the Note holders on terms acceptable to counsel for the Required Noteholders and (B) does not mature before May 20, 1995.

                  "Bank of America" shall mean Bank of America National Trust and Savings Association.

                  "Bank of America Credit Facility" shall mean that certain Third Amended and Restated Loan Agreement dated as of October 28, 1992, by and among Bank of America National Trust and Savings Association, as agent, and the Note holders named therein, as amended.

                  "Bankers Trust" shall mean Bankers Trust Company.

                  "Bankers Trust Cash Collateral Account" means the deposit account to be established by the Company and maintained by the Company at Bankers Trust and administered by the Collateral Agent in accordance with the Bankers Trust Cash Collateral Account Agreement.

                  "Bankers Trust Cash Collateral Account Agreement" means the Cash Collateral Account Agreement (Bankers Trust) of even date herewith between the Company and the Collateral Agent, in substantially the form of Exhibit N.

                  "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which banks in the Cities of San Francisco, New York or Texas are authorized or required to be closed.

                  "Capitalized Cost" shall mean, with respect to any item or items of Equipment, the aggregate capitalized cost for such Equipment, net of any acquisition or other fees paid or payable by the Company to FSI or any Affiliate of the Company or FSI.

                  "Capitalized Lease" shall mean any lease the obligation for Rentals with respect to which is required to be capitalized on a balance sheet of the Lessee in accordance with generally accepted accounting principles.

                  "Capitalized Rentals" of any Person shall mean as of the date of any determination the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which such Person is a Lessee would be reflected as a liability on a consolidated balance sheet of such Person in accordance with GAAP.

                  "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof, (ii) time deposits and certificates of deposit of any Approved Investment Entity with maturities of not more than six months from the date of acquisition by such Person, (iii) commercial paper issued by any Person incorporated in the United Sates of America, which commercial paper is accorded the highest rating by Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or other nationally recognized credit rating agency of similar standing, and in each case maturing not more than six months after the date of acquisition by such Person and (iv) investments in money market funds having a rating from Standard and Poors Ratings Group or Moody's Investors Service, Inc. in the highest investment category granted thereby (including funds for which the Collateral Agent or any of its affiliates is investment manager or adviser).

                  "Cash Flow" shall be determined from January 1 to December 31 for each calendar year and shall mean (i) the sum of operating income, depreciation and amortization minus (ii) capital expenditures (excluding purchases of equipment for lease or resale), tax payments, net interest expenses and principal payments under all Indebtedness for Borrowed Money (other than (A) the repayment of the Bank of America Credit Facility (B) payment of principal under the ESOP Term Loan, and (C) the repayment of mandatory prepayments of Approved Subordinated Debt due in 1995 in an aggregate amount not to exceed $8,000,000) during such calendar year, in each case determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

                  "Casualty Loss" means any of the following events with respect to any item of Equipment: (i) the actual total loss or constructive total loss of such item ofEquipment, (ii) such item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, (iii) the seizure or deprivation of use of such item of Equipment for a period and under circumstances resulting in a claim for loss under applicable insurance policies for a period exceeding 180 days or the condemnation or confiscation of such item of Equipment or (iv) such item of equipment shall be deemed under its Lease to have suffered a casualty loss as to the entire item of Equipment.

                  "Certificate of Title Agency Agreement" means the Certificate of Title Agency Agreement among First Security Bank of Utah and the Purchasers of even date herewith in substantially the form of Exhibit M.

                  "Certificate of Title Agent" means First Security Bank of Utah, as Certificate of Title Agent under the Certificate of Title Agency Agreement.

                  "Charges" means all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges or claims, in each case then due and payable, upon or relating to (i) the Collateral, (ii) the Notes, (iii) the Company's or any of its Restricted Subsidiaries' employees, payroll, income or gross receipts, (iv) the Company's or any of its Restricted Subsidiaries' ownership or use of any of its respective Property, or (v) any other aspect of the Company's or any of its Restricted Subsidiaries' business.

                  "Closing" means the consummation of the purchase of the Notes under the Note Purchase Agreements.

                  "Closing Date" means the date of the Closing.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, any successor statute, and the rules and regulations issued thereunder as from time to time in effect.

                  "Collateral" shall mean any and all Property in which the Collateral Agent has been granted a security interest or other interest to secure the Obligations pursuant to the Security Documents.

                  "Collateral Agent" shall mean Bankers Trust and any successor thereto as Collateral Agent under the Collateral Agency Agreement.

                  "Collateral   Agency   Agreement"   shall  mean  that  certain
Collateral Agency Agreement of even date herewith among Bankers Trust, as collateral agent, and the holders of the Notes in substantially the form of Exhibit C.

                  "Collateral Coverage Ratio" shall mean the ratio, expressed as a percentage, of (i) the aggregate Appraised Value of the Equipment constituting Collateral to (ii) the aggregate principal amount of the then Outstanding Notes, less the balance in the Bankers Trust Cash Collateral Account; provided that only items of Collateral that are items of Eligible Equipment in which the Collateral Agent or the Certificate of Title Agent (for the benefit of the holders of the Notes) has (A) a first priority perfected lien securing the Obligations to its reasonable satisfaction, (B) directly or indirectly, title or ownership of such Eligible Equipment that is functionally equivalent to granting the Collateral Agent (for the benefit of the Note holders) or the Note holders a first priority perfected lien in such Eligible Equipment and that would have no actual or potential adverse consequences to the Collateral Agent or the Note holders, or (C) such other arrangement as is approved in writing in advance by the Required Noteholders, shall be included in Collateral for the purposes of this Ratio.

                  "Company" shall have the meaning set forth in the first sentence.

                  "Company Appraisal" with respect to any item or items of Equipment means any report showing Appraised Value prepared by the Company.

                  "Company Appraised Value" with respect to any item or items of Equipment means the Appraised Value determined by the Company.

                  "Company ESOP Credit Agreement" means the ESOP Installment Credit Agreement dated as of August 21, 1989, between the Company and the ESOP, as amended pursuant to Amendment No. 1 to ESOP Installment Credit Agreement dated as of June 25, 1990, Amendment No. 2 to ESOP Installment Credit

                  Agreement dated as of July 26, 1991, and Amendment No. 3 to ESOP Installment Credit Agreement dated as of December 9, 1991.

                  "Compliance Certificate" means a certificate signed by the Company's Chief Financial Officer or Corporate Controller, substantially in the form set forth in Exhibit D, with such changes therein as the Collateral Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof.

                  "Consolidated Interest Coverage Ratio" means, on a consolidated basis for the Company and its Subsidiaries, as measured quarterly as of the last day of each fiscal quarter of the Company for the preceding four fiscal quarters, including the fiscal quarter in which such measurement date occurs, the ratio, expressed as a percentage, of (i) operating income plus depreciation and amortization to (ii) net interest expense, as determined and computed in accordance with GAAP.

                  "Consolidated Net Worth" means, on a consolidated basis, as at any date of determination, the difference between Consolidated Total Assets and Consolidated Total Liabilities.

                  "Consolidated Total Assets" means, on a consolidated basis, as at any date of determination, all assets of the Company and its Subsidiaries, as determined and computed in accordance with GAAP, excluding (i) Restricted Cash and (ii) the investment by the Company or any Subsidiary in any and all Joint Ventures nonconsolidated with the Company and which have Indebtedness for Borrowed Money, as determined and computed in accordance with GAAP (except to the extent the exclusion of assets in clauses (i) and (ii) above is inconsistent with GAAP).

                  "Consolidated Total Liabilities" means, on a consolidated basis, as at any date of determination, all (i) liabilities of (A) the Company, and (B) its Subsidiaries, and (ii) all Indebtedness for Borrowed Money of any and all Joint Ventures nonconsolidated with the Company, except to the extent such liabilities are Non-Recourse to the Company and its Subsidiaries, as determined and computed in accordance with GAAP (except to the extent the consolidation of the liabilities described in clause (ii) above is inconsistent with GAAP), excluding the outstanding principal amount under the ESOP Term Loan.

                  "Debt," with respect to any Person shall mean, without duplication:

                  (i) its liabilities for borrowed money;

                  (ii) liabilities secured by any Lien existing on Property or assets owned by such Person (regardless of whether such liabilities have been assumed);

                  (iii) its capitalized lease obligations;

                  (iv) any other obligations (other than deferred taxes and other noncurrent liabilities) that are required by GAAP to be shown as liabilities on its balance sheet; and

                  (v) all obligations of such Person guaranteeing or in effect guaranteeing any debt, dividend, distribution, or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by such Person (A) to purchase such debt or obligation or any property or assets constituting security therefor; (B) to advance or supply funds to purchase or pay such debt or obligation or to maintain working capital or other balance sheet condition or any income statement condition or otherwise to advance or make available funds for the purchase or payment of such debt or obligation; (C) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such debt or obligation of the ability of the primary obligor to make payment of the debt or obligation; or (D) otherwise to assure the owner of such debt or obligation of the primary obligor against loss in respect thereof (any of the foregoing in this paragraph (v), a "Guaranty").

                  "Default" shall mean any event or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

                  "Disposition" or to "Dispose" means the sale, lease, transfer, assignment, condemnation, or other disposition (including pursuant to any Casualty Loss) of Equipment, other than a Lease incurred in the ordinary course of business of the Company or its Subsidiaries.

                  "Disposition Report" shall mean a report certified by a Responsible Officer of the Company which includes for the applicable period with respect to each item of Equipment constituting Collateral that was Disposed of during such period (i) a description (including serial number), (ii) the Net Proceeds from such Disposition if required under Section 3.9, (iii) the date of deposit of the Net Proceeds in the Bankers Trust Cash Collateral Account, and
(iv) a reconciliation of the most recent Appraised Value with the Net Proceeds.

                  "Eligible Equipment" shall mean Equipment of the same type managed by the Company on the date of this Agreement (e.g., aircraft, aircraft engines and spare parts, marine vessels, mobile offshore drilling units, portable buildings, marine containers, storage containers, trucks, trailers and railroad rolling stock or such other type of equipment approved by the Required Noteholders).

                  "Environmental Laws" means all Requirements of Law, including, without limitation, all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Agency, in each case relating to environmental, health, safety and land use matters, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource, Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

                  "Equipment" shall mean any and all items of transportation-related tangible personal property (including parts) (i) owned directly by the Company or pursuant to clause (ii)(B) or (ii)(C) of the definition of Collateral Coverage Ratio, or (ii) owned at the Closing by PLM
Rental or PLM Australia; in each case held for sale, lease or rental to third parties.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, any successor statute, and the rules and regulations issued thereunder as from time to time in effect.

                  "ERISA Affiliate" means each trade or business, including the Company, whether or not incorporated, which together with the Company would be treated as a single employer under Section 4001 of ERISA or subsections (b),
(c), (m) or (o) of Section 414 of the Code.

                  "ESOP"  means  the  PLM  International,  Inc.  Employee  Stock
Ownership Plan adopted effective as of August 17, 1989, and the PLM International, Inc. Employee Stock Ownership Plan Trust established pursuant to the PLM International, Inc. Employee Stock Ownership Plan Trust Agreement effective as of August 17, 1989, between the Company and SSBTC, as trustee.

                  "ESOP Term Loan" means the term loan made to the Company pursuant to the ESOP Term Loan Agreement for the purpose of funding the Company ESOP loan.

                  "ESOP Term Loan Agreement" means the Second Amended and Restated Loan Agreement dated as of December 9, 1991, between the Company, Harris Trust and Savings Bank, Credit Suisse and Sanwa Bank of California, as amended pursuant to the Limited Waiver and Consent dated as of August 14, 1992 (the "Existing ESOP Term Loan Agreement"), and any credit agreement between the Company and the ESOP and related to the purchase of Company shares of capital stock by the ESOP, which credit agreement, when taken into account with the

                  Existing ESOP Term Loan Agreement, does not exceed the aggregate amount principal under the Existing Term Loan Agreement.

                  "Event  of  Default"  means  any of the  events  set  forth in
Section 5.1.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "First Security" means First Security Bank of Utah.

                  "First  Union"  means  First  Union  National  Bank  of  North
Carolina.

                  "First Union Cash Collateral Account" means the deposit account to be established by the Company and maintained by the Company at First Union and administered by the Company and the Collateral Agent, for the benefit of the holders of the Notes, pursuant to the First Union Cash Collateral Account Agreement.

                  "First Union Cash Collateral Account Agreement" shall mean the First Union Cash Collateral Account Agreement of even date herewith among the Company and the Collateral Agent and acknowledged by First Union in substantially the form of Exhibit B.

                  "FDIC" means the Federal Deposit Insurance Corporation and any successor thereto.

                  "FSI"  means  PLM   Financial   Services,   Inc.,  a  Delaware
corporation and a wholly-owned Subsidiary of the Company.

                  "Funded Debt" of any Person shall mean all Indebtedness for Borrowed Money of such Person excluding (i) Short-Term Warehouse Debt, (ii) Non-Recourse Debt of up to $10,000,000 in Unrestricted Subsidiaries, (iii) additional Non-Recourse Debt to finance commissions and brokerage fees for a no-load partnership fund secured only by a lien on the management and administrative fees payable to the Company and its Subsidiaries by such partnership and the partnership interests of the general partner in such partnership, and (iv) the ESOP Term Loan (but only to the extent secured by Restricted Cash).

                  "Funded Debt Maintenance Ratio" shall mean the ratio, expressed as a percentage, of (i) Funded Debt to (ii) the sum of Funded Debt plus shareholders' equity, with shareholders equity determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP, but excluding in its calculation (A) all assets of the Company and its Subsidiaries consisting of Restricted Cash and (B) all assets of the Company and its Subsidiaries consisting of the investment by the Company or any of its Subsidiaries in any and all Joint Ventures
                  nonconsolidated with the Company having Indebtedness for Borrowed Money, (C) any Indebtedness for Borrowed Money of the Growth Funds to the extent such Indebtedness is Non-Recourse to the Company and its Subsidiaries, and (D) liabilities of the Company consisting of the ESOP Term Loan (but only to the extent secured by Restricted Cash), and including in its calculation as liabilities of the Company any Indebtedness for Borrowed Money of any and all Joint Ventures nonconsolidated with the Company, except to the extent such liabilities are Non-Recourse to the Company and its Subsidiaries.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances of the date of determination.

                  "Governmental Agency" means (i) any federal, state, county, municipal or foreign government, or political subdivision thereof, (ii) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (iii) any court or administrative tribunal, or (iv) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose binding jurisdiction that Person has consented.

                  "Growth Funds" means, collectively, PLM Equipment Growth Fund, a California limited partnership, PLM Equipment Growth Fund II, a California limited partnership, PLM Equipment Growth Fund III, a California limited partnership, PLM Equipment Growth Fund IV, a California limited partnership, PLM Equipment Growth Fund V, a California limited partnership, PLM Equipment Growth Fund VI, a California limited partnership, and PLM Equipment Growth & Income Fund VII and any other similar California limited partnership hereafter formed for the purpose of owning and holding for lease transportation-related equipment, of which FSI shall be the general partner.

                  "Guaranty" shall have the meaning set forth in paragraph (v) of the definition of Debt.

                  "IMI" means PLM Investment Management, Inc., a California corporation and a wholly-owned Subsidiary of FSI.

                  "Indebtedness for Borrowed Money" of any Person shall mean without duplication (i) all Debt of such Person for borrowed money or which has been incurred by such Person in connection with the acquisition of assets, (ii) all Capitalized Rentals of such Person, (iii) all Guaranties by such Person of Indebtedness for Borrowed Money of others, and (iv) all obligations and liabilities secured by a Security Lien (excluding Security Liens arising by operation of law) on any asset owned by such Person, irrespective of whether such obligation or
               liability               is  assumed,  to the extent of the lesser
                                       of such obligation or liability or the fair market value of such asset.

                  "Indemnified  Matters"  has the  meaning  set forth in Section
9.19.

                  "Indemnitees" has the meaning set forth in Section 9.19.

                  "Independent Appraisal" with respect to any item or items of Equipment shall mean any report showing Appraised Value prepared by the Independent Appraiser; provided that if a particular item or items of Equipment have been purchased in the ordinary course of business from third parties not affiliated with the Company within the six-month period preceding such appraisal and such Equipment has not suffered material damage or a Casualty Loss since the date of purchase, then the purchase price of such Equipment (as reflected on invoices or similar documentation) shall be relied upon by the Independent Appraiser as evidence of the fair market value of such item of equipment.

                  "Independent Appraised Value" shall mean the Appraised Value of any item or items of Equipment determined by the Independent Appraiser.

                  "Independent Appraiser" shall mean any one or more of the qualified independent appraisal firms listed on Schedule III or any other qualified independent appraisal firm approved by the Required Noteholders from time to time.

                  "Independent Public Accountants" shall mean any of (i) Arthur Andersen & Co., (ii) Deloitte & Touche, (iii) Coopers & Lybrand, (iv) Ernst & Young, (v) KPMG Peat Marwick and (vi) Price Waterhouse or (vii) any other qualified independent accounting firm of national stature approved by the Required Noteholders.

                  "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of Stock or other securities of any other Person or by means of loan or advance (other than advances to employees for moving or travel expenses, drawing accounts and similar expenditures in the ordinary course of business), capital contribution, guaranty or other debt or equity participation or interest, or otherwise, in any other Person, including any partnership and joint venture interests of such Person in any other Person or in any Participation Equipment. The amount of any Investment shall be determined and computed in accordance with GAAP.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1 et seq.), as the same may be in effect from time to time, or any successor statute thereto.

                  "IRS" means the U.S. Department of Treasury, Internal Revenue Service, and any successor thereto.

                  "Joint Venture" means a corporation, partnership, joint venture or other similar legal arrangement (whether created pursuant to contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person; provided, however, that "Joint Venture' shall not include either any Growth Fund or similar syndicated investment funds sponsored bythe Company, the ESOP or the trust created pursuant to the Trust Agreement dated June 25, 1985 with respect to a Fairchild Metro III model SA227-AC aircraft (in which the Company holds a 19.65% beneficial interest).

                  "Lease" means a written lease by the Company, any trustee under any trust that is the holder of legal or record title for the benefit of the Company, IMI as agent for the Company, or any of the Company's Subsidiaries, to a Lessee of any item of Equipment constituting Collateral and shall include all new Leases, Marine Container Pooling Arrangements, Marine Vessel Pooling Arrangements, charters of marine vessels and any other agreement designated by the Collateral Agent in writing as a Lease.

                  "Lessee" means, with respect to each Lease, the Lessee or charterer thereunder, including in the case of each Marine Container Pooling Arrangement or Marine Vessel Pooling Arrangement, the Person leasing marine containers or marine vessels owned by the Company under such pooling arrangement.

                  "Lien" shall mean any mortgage, pledge, priority, security interest, encumbrance, contractual deposit arrangement, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangementfor the purpose, or having the effect of, protecting a creditor against loss or securing the payment or performance of an obligation.

                  "Make-Whole Amount" shall mean an amount calculated by the Company and set forth in a certificate from the Company and confirmed by the Required Noteholders in writing (or if the Company fails to make such calculation, as calculated by the Required Noteholders), determined as of the date of any prepayment pursuant to Section 3.4 or the date of any acceleration pursuant to Section 5.3 in respect of each Note (or the portion thereof) to be prepaid or each Note being accelerated. The Make-Whole Amounts on each Series A Note shall beequal to the greater of (i) 1% of the outstanding principal amount prepaid or (ii) the excess of (A) the present value of the principal amount prepaid and interest that would have been due and owing on the amount so prepaid but for such prepayment, discounted at a rate equal to the current yield to maturity on actively traded U.S. Treasury Securities with the maturity approximately equal to the remaining average life of the Notes, plus 50 basis points, over (B) the principal amount so prepaid. The remaining average life of the Notes used in the preceding calculation shall be determined immediately prior to the prepayment for which the Make-Whole Amounts are being determined. The Make-Whole Amounts on each Series B Note shall be equal to 1% of the outstanding principal amount prepaid.

                  "Marine Container Pooling Arrangement" means any written agreement, however denominated, pursuant to which (i) marine containers owned by the Company are leased to a Person who incorporates such containers into a pool of marine containers that are subleased to others and (ii) such Person agrees to pay to the Company, on a periodic basis, a percentage of the aggregate net revenues received in respect of any and all of the marine containers comprising such pool.

                  "Marine Vessel Pooling Arrangement" means any written agreement, however denominated, pursuant to which (i) marine vessels owned by the Company or any Marine Subsidiary are leased to a Person who incorporates such marine vessels into a pool of marine vessels that are subleased to others and (ii) such pool or Person agrees to pay to the Company or such Marine
Subsidiary, as the case may be, on a periodic basis, a percentage of the aggregate net revenues received in respect of any and all of the marine vessels comprising such pool.

                  "Marine Subsidiary" means a wholly-owned Subsidiary of the Company organized for the purpose of holding legal or record title to one or more marine vessels.

                  "Material Adverse Effect" shall mean a material and adverse effect on the properties, business, financial condition or prospects of the Company or on its ability to perform its obligations.

                  "MCC Ratio" shall have the meaning set forth in Section 6.11.

                  "Multiemployer Plan" shall mean a plan described in Section 3(37) or Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate is required to contribute on behalf of any of its employees.

                  "NAIC" shall mean the National Association of Insurance Commissioners.

                  "Negative Cash Flow" shall mean Cash Flow, if such number is a negative number.

                  "Net Proceeds" means proceeds in cash and Cash Equivalents in U.S. Dollars as and when received by the Person making a Disposition, net of (i) the direct costs relating to such Disposition excluding amounts payable to the Company or any Subsidiary of the Company, (ii) sale, use, or other transaction taxes paid or payable as a result thereof, (iii) amounts required to be applied to repay principal, interest, and prepayment premiums and penalties on Debt secured by a purchase money Lien permitted hereunder on the Equipment subject to the Disposition, and (iv) federal and state income or franchise taxes payable by such Person with respect to any gain recognized as a result of such Disposition, which taxes shall be deemed to equal the amount of such gain multiplied by the combined effective federal and applicable state alternative minimum tax rates (taking into account the deductibility of state taxes against federal income and using the actual weighted average state tax rates in the case of a Person conducting a multistate business and operating performance of the Company for federal income tax purposes), as determined by such Person's corporate controller or chief financial officer and certified to the Collateral Agent and the Required Noteholders in a certificate, in form satisfactory to the Collateral Agent, executed by a Responsible Officer of the Company at the time of each deposit of Net Proceeds into the Cash Collateral Account. Taxes described in clauses (ii) and (iv) shall reduce Net Proceeds only to the extent the Person making a Disposition is not reimbursed for such taxes by another party to such Disposition. "Net Proceeds" shall also include proceeds paid on account of any Casualty Loss; and net of (A) all money actually applied to repair the damaged Equipment or Equipment affected by seizure, condemnation or taking, (B) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, (C) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments, and (D) taxes described in clauses (ii) and (iv) above to the extent required to be paid in connection with such Casualty Loss.

                  "New Leases" shall have the meaning set forth in Section 6.5.

                  "Non-Recourse" means Debt with respect to which the Company or any Restricted Subsidiary of the Company has or will have under any circumstances (except fraud in the making), no personal liability or obligation and has granted no Security Lien on its Property, which lack of personal liability and obligation is evidenced by documents acceptable to counsel to the Required Noteholders.

                  "Note Balance to Net Worth Ratio" shall mean the ratio, expressed as a percentage, of the aggregate principal amount of the then Outstanding Notes to Consolidated Net Worth.

                  "Note Documents" shall mean this Agreement, the Note Purchase Agreements, the Notes, the Security Documents, all documents (in the respective forms thereof as executed) the forms of which are referenced in or appended to the Note Purchase Agreements or this Agreement as exhibits or schedules, and all other documents or instruments executed and delivered in connection with the

                  Note Purchase Agreements or this Agreement, except for the Collateral Agency Agreement and the Certificate of Title Agency Agreement.

                  "Note Purchase Agreements" shall mean the Note Purchase Agreements of even date herewith between the Company and the Purchasers in substantially the form of Exhibit E.

                  "Notes" shall have the meaning set forth in Section 1.1.

                  "Obligations" shall mean the payment of all indebtedness and performance of all obligations of the Company now or hereafter existing under this Agreement, the Notes and the other Note Documents, whether for principal, interest, Make- Whole Amounts, fees, expenses or otherwise.

                  "Old Leases" shall have the meaning set forth in Section 6.5.

                  "Outstanding" shall mean with respect to the Notes at any time, all Notes which have been duly authorized, issued and delivered (except Notes for which new Notes have been issued pursuant to Section 2.2, Section 2.3 or Section 2.6); provided that with respect to any approval or consent required or permitted to be given by any one or more of the holders of Notes under this Agreement or any other Note Document, "Outstanding" Notes shall be exclusive of any Notes then owned (beneficially or otherwise) by the Company or any Affiliate or any Notes which have been paid in full.

                  "Participation Equipment" means an item of Equipment, owned by a Person unaffiliated with the Company and on lease to another third party, in which the Company acquires a right to share, directly or indirectly, in a specified percentage of the residual value thereof upon the lease, re-lease or sale of such item of equipment after the original lease maturity date.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

                  "Permitted Affiliate Insurance" means marine vessel war risk insurance, marine vessel increased value insurance and marine vessel hull and machinery insurance issued by Transportation Equipment Indemnity Company, Ltd., an insurance company organized under the laws of the Commonwealth of Bermuda ("TEI"), if and only if, upon the issuance of such insurance and at all times during which such insurance remains outstanding, TEI retains no more than 5% of the insurance liability and obtains reinsurance for the remaining 95% of the insurance liability with financially sound and reputable insurance companies that are not Affiliates of the Company.

                  "Permitted Liens" shall have the meaning set forth in Section 6.17.

                  "Person" shall mean an individual, general partnership, limited partnership, corporation, limited liability company, trust, unincorporated organization, government, governmental agency or governmental subdivision.

                  "Plan" means any plan (other than a Multiemployer Plan) subject to Title IV of ERISA which (i) is currently or hereafter sponsored, maintained or contributed to by the Company or any ERISA Affiliate or (ii) was at any time during the five preceding years sponsored, maintained or contributed to by the Company or any of its ERISA Affiliates.

                  "PLM   Australia"   means  PLM  Australia  Air,  a  California
corporation and wholly-owned subsidiary of the Company.

                  "PLM Rental" means PLM Rental, Inc., a Delaware corporation and wholly-owned subsidiary of the Company.

                  "PLM Rental Security Agreement" shall mean the Security Agreement (Trailers) by PLM Rental in favor of the Collateral Agent and the Certificate of Title Agent of even date herewith in substantially the form of Exhibit F.

                  "Positive Cash Flow" shall mean Cash Flow, if such number is a positive number.

                  "Principal Mutual Note Agreement" means the Note Agreement dated as of January 15, 1989, between the Company and Principal Mutual Life Insurance Company, as amended by Amendment No. 1 to Note Agreement dated as of May 1989, Amendment No. 2 to Note Agreement dated as of June 1, 1989, Amendment No. 3 to Note Agreement dated as of August 6, 1990, Amendment No. 4 to Note Agreement dated as of June 21, 1991, Amendment No. 5 to Note Agreement dated as of December 16, 1991, Amendment No. 6 to Note Agreement dated as of October 30, 1992, and by such other amendments thereto permitted by Section 6.25(b).

                  "Prohibited  Transaction"  means any transaction  described in
Section 406 of ERISA which is not exempt by reason of Section 408 of ERISA or the transitional rules set forth in Section 414(c) of ERISA or any transaction described in Section 4975(c) of the Code which is not exempt by reason of
Section  4975(c)(2) or Section 4975(d) of the Code, or the transitional rules of
Section 2003(c) of ERISA.

                  "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

                  "Purchasers" shall have the meaning set forth in the first sentence.

                  "Rating Agency" shall mean Duff & Phelps Credit Rating Co.

                  "Rental Yard Trailers" means, collectively, any and all Equipment constituting piggy-back trailers on lease through the Kankakee, Beaverville, and Southern Railroad and trailers designated by the Company as being maintained at, or being transferred to, rental yards for short-term rentals.

                  "Rentals" shall mean and include all fixed rents (including as such all payments which the Lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company or a Subsidiary of the Company, as Lessee or subLessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company or such Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the Lessee regardless of sales volume or gross revenues.

                  "Reportable  Event"  means  any of the  events  set  forth  in
Section 4043(b) of ERISA or the regulations thereunder, the withdrawal of the Company or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in section 4001(a)(2) of ERISA, the filing of a notice of intent to terminate a Plan or a Multiemployer Plan or the treatment of an amendment to a Plan as a termination under section 4041 of ERISA, the institution of proceedings to terminate a Plan or a Multiemployer Plan by the PBGC, any other event or condition which might constitute grounds under Tile IV of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, the partial or complete withdrawal of the Company or any ERISA Affiliate from a Multiemployer Plan, an amendment to a Plan necessitating the posting of security under Section 401(a)(29) of the Code, or a failure by the Company or an ERISA Affiliate to make a payment required by
Section 412(m) of the Code and Section 302(e) of ERISA when due.

                  "Required Noteholders" shall mean the holder or holders of at least 51% in aggregate principal amount of the then Outstanding Notes.

                  "Requirements of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Agency, in each case applicable to or binding upon the Person or any of its Property or to which the Person or any of its Property is subject.

                  "Residual Interest" means, with respect to any Person and expressed in terms of the amount so invested, a purchased right to share, or the option to acquire the right to share, directly or indirectly, in a specified percentage of the

                  Residual Value (which percentage shall reflect the excess of the Residual Value above the Strike Price) of any item of Participation Equipment.

                  "Residual Value" means the net proceeds (whether in the form of cash or the fair market liquidation value of other consideration) realized upon the lease, re-lease or sale of any item of Participation Equipment after the original lease maturity date.

                  "Responsible Officer" shall mean with respect to any corporation or company, the President, Executive Vice President, Senior Vice
President or any Vice President; and with respect to Bankers Trust, as Collateral Agent, any officer within the Corporate Trust and Agency Group (or any successor group thereto) of the Collateral Agent including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject; and with respect to any Person which is a corporation or national or state banking association (other than Bankers Trust, as Collateral Agent), any Vice President, corporate trust officer or other officer, in each case employed by such entity.

                  "Restricted Cash" means cash or Cash Equivalents maintained in a segregated cash collateral account over which the Company has no dominion or control and which is solely for the repayment of Indebtedness for Borrowed Money, including the ESOP Term Loan.

                  "Restricted  Payments"  shall  have the  meaning  set forth in
Section 6.16.

                  "Restricted Subsidiaries" shall mean all subsidiaries of the Company except the Unrestricted Subsidiaries.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Security   Agreement"  shall  mean  the  Security   Agreement
(Master) by the Company in favor of the Collateral Agent and the Certificate of Title Agent of even date herewith in substantially the form of Exhibit G.

                  "Security Agreement (Trust Account)" shall mean the Security Agreement (Trust Account) by the Company in favor of the Collateral Agent of even date herewith in substantially the form of Exhibit H.

                  "Security Documents" shall mean (i) the Security Agreement, the Bankers Trust Cash Collateral Account Agreement, the First Union Cash Collateral Account Agreement, the Trust Agreement, and the Security Agreement (Trust

                  Account), (ii) an Aircraft Chattel Mortgage (U.S.) covering U.S.-registered aircraft, executed by First Security, as owner trustee, in favor of the Collateral Agent, for the benefit of the Note holders, (iii) a Mortgage covering United Kingdom-registered aircraft, Instruments by Way of Security (Chattel Mortgages and Security Agreements) covering New Zealand aircraft, and a Deed of Covenants and a Statutory Mortgage covering a Bahamian marine vessel, in each case executed by the Company in favor of the Collateral Agent for the benefit of the holders of the Notes, (iv) an Aircraft Mortgage covering Australia-registered aircraft executed by PLM Australia, in favor of the Collateral Agent for the benefit of the holders of the Notes, (v) the PLM Rental Security Agreement, and (vi) all other security agreements, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by the Company or any Subsidiary to the Collateral Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Notes or the performance of the Company's or any of its Subsidiaries' other obligations under the Note Documents.

                  "Security Lien" shall mean with respect to any Property or assets, any right or interest therein of a creditor to secure Debt owed to it or any other arrangement with such creditor (i) which provides for the payment of such Debt out of such Property or assets or (ii) which allows it to have such Debt satisfied out of such Property or assets, in either case prior to the general creditors of any owner thereof, including without limitation any lien, mortgage, deed of trust, assignment of production, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset which arises in the ordinary course of business.

                  "Series A Notes" shall have the meaning set forth in Section 1.1.

                  "Series B Notes" shall have the meaning set forth in Section 1.1.

                  "Short-Term Warehouse Debt" shall mean the Indebtedness for Borrowed Money under the Warehousing Credit Agreement dated June 30, 1993 among TECAcquisub, the named Lenders thereunder and First Union, as agent, (the "Existing Short-Term Warehouse Debt") and any amendments thereto or refinancings thereof up to $30,000,000 for all such Debt, in the aggregate, which amendments or refinancings (i) shall be substantially similar to the terms of the Existing Short-Term Warehouse Debt and (ii) shall not contain any terms more onerous to the Company, the Collateral Agent, or the Note holders than under the Existing Short-Term Warehouse Debt.

                  "SSBTC" means State Street Bank and Trust Company, not in its individual capacity but solely in its capacity as trustee for the ESOP.

                  "Stock" means all shares, options, warrants, interests, participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Exchange Act).

                  "Strike Price" means the amount in excess of which a Person will participate in the Residual Value of any item of Participation Equipment.

                  "Subsidiary" means, with respect to any Person, any corporation, association, partnership (other than the Growth Funds) or other business entity (i) of which an aggregate of more than fifty percent (50%) of the outstanding Stock or other voting interest having ordinary voting power to elect a majority of the directors, managers or trustees of such Person (irrespective of whether, at the time, Stock or other voting interest of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person or (ii) that is otherwise consolidated with the Company in accordance with GAAP.

                  "Substitution Report" shall mean a report certified by a Responsible Officer of the Company which includes for the applicable period with respect to each item of Equipment acquired by the Company and added to the Collateral during such period (i) a description (including serial number), (ii) if the Equipment being added to the Collateral is an individual item having a fair market value less than $100,000 or is one or more items collectively having a fair market value of less than $1,000,000, the Company Appraised Value, and
(iii) if the Equipment being added to the Collateral is an individual item having a fair market value of $100,000 or greater or is one or more items collectively having a fair market value of $1,000,000 or greater, the Independent Appraised Value of such item.

                  "TEC" shall mean TEC Acquisub, Inc., a wholly-owned Subsidiary of the Company.

                  "Transcisco" means Transcisco Industries, Inc., a Delaware corporation, formerly known as "PLM Companies, Inc."

                  "Trust Account" shall be a deposit account maintained at First Union that is subject to the Trust Agreement.

                  "Trust Agreement" shall mean the Trust Agreement among First Union, the Company and the Purchasers, among others, of even date herewith in substantially the form of Exhibit I.

                  "Unrestricted Subsidiary" shall mean any Subsidiary formed or acquired by the Company after the date hereof and designated as such by the Company in writing to the Collateral Agent and the holders of the then Outstanding Notes and all the capital stock of which has been pledged to the Collateral Agent free and clear of all Liens except applicable securities laws, pursuant to a Stock Pledge Agreement in substantially the form of Exhibit J.

                  "Voting Stock" shall mean securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

                   SECTION 2. ISSUANCE AND DELIVERY OF NOTES.

                  2.1 Registration of Notes. All Notes purchased under the Note Purchase Agreements shall be registered Notes. The Company shall cause to be kept at its office or agency, maintained pursuant to Section 6.6, a register for the registration and transfer of Notes. The name and address of each holder of record of one or more Notes, each registration of transfer thereof and the name and address of each transferee of one or more Notes shall be registered in the register. The Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Agreement, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall furnish to the Collateral Agent within 60 days after the end of each calendar year a correct and complete list of all holders of Notes and a description of the interests so held. Upon the request from time to time of any holder of an Outstanding Note or the Collateral Agent, the Company shall promptly furnish to such requesting party a correct and complete list of all holders of the then Outstanding Notes and a description of the interests so held.

                  2.2 Exchange of Notes. Upon surrender of any Note at the office or agency of the Company maintained pursuant to Section 6.6, the Company, at the request of the holder thereof, will execute and deliver, at the Company's expense (except as provided below), one or more new Notes payable to such holder in exchange therefor, for a like aggregate principal amount in denominations of not less than $3,000,000 in original principal amount.

                  2.3 Transfer of Notes. Any Outstanding Note may be transferred at the office or agency of the Company maintained pursuant to Section 6.6, by surrendering such Note for cancellation, together with a written notice specifying the denomination or denominations of the new Notes (which shall not be less than $3,000,000 in original principal amount) and the name and address of the Person in whose name such Note or Notes are to be registered; provided that the holders of the Notes shall not have the right to transfer any of the Notes to Bank of America without the consent of the Company. Such notice shall be accompanied by a written instrument of transfer in a form satisfactory to the Company (which must specify the taxpayer identification number of the transferee), duly executed by the holder of such Note or by such holder's attorney duly authorized in writing, and the Company may require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act, and all other Requirements of Law. Thereupon the Company, at its expense, shall issue in the name of the transferee or transferees, and deliver in exchange therefor, a new Note or Notes, for a like aggregate principal amount, in authorized denominations. Any transfer of a Note shall comply with applicable federal and state securities or blue sky laws and all other Requirements of Law or be subject to an applicable exemption therefrom.

                  2.4 General Rules. All transfers, exchanges or replacements of Notes pursuant to Section 2.2, Section 2.3, or Section 2.6 shall be without expense to the holder of the Notes, except that any taxes or other governmental charges required to be paid with respect to the same shall be paid by the holder of the Note requesting such transfer, exchange or replacement as a condition precedent to the exercise of such privilege. All Notes surrendered for transfer, exchange or replacement shall be cancelled by the Company. Each new Note delivered pursuant toSection 2.2 or Section 2.3 shall be dated and bear interest from the most recent date to which interest has been paid on the surrendered Note or Notes, or dated the date of the surrendered Note or Notes if no interest has been paid thereon. The Company shall make a notation on each new Note delivered pursuant to Section 2.2, Section 2.3 or Section 2.6 of the amount of all payments of principal previously made on the old Note or Notes with respect to which such new Note is issued.

                  2.5 Valid Obligations. All Notes executed and delivered in exchange for, upon transfer of, or in replacement of, other Notes as provided in this Agreement shall be the valid obligations of the Company, evidencing the same debt as such other Notes, and shall be entitled to the benefits of this Agreement to the same extent as the Notes in exchange for or upon transfer or replacement of which they were executed and delivered.

                  2.6 Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and

                  (a) in the case of loss, theft or destruction, of an indemnity agreement signed by the holder of the Note in form and substance reasonably satisfactory to the Company, or

                  (b) in the case of mutilation, upon surrender and cancellation thereof, the Company, at its own expense, will execute and deliver in lieu thereof, a new Note of like tenor, and of the same series, dated and bearing interest from the date to which interest has been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest has been paid thereon. If, after the delivery of a new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Company shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking therefrom, except a bona fidepurchaser, and shall be entitled to recover upon the indemnity provided therefor (which shall be unsecured) to the extent of any loss, damage, cost or expense incurred by the Company in connection therewith.


          SECTION 3. PAYMENT OF NOTES, COLLATERAL, TRUST ACCOUNT, CASH COLLATERAL ACCOUNTS AND RELEASE OF COLLATERAL.

                  3.1 Direct Payment. Notwithstanding anything in this Agreement or in the Notes to the contrary, but subject to the provisions of Section 9.5 hereof, the Company will pay all amounts payable with respect to the Notes held by each Purchaser or other registered holder of Notes (without any presentment of any such Notes and without any notation of such payment being made thereon) by crediting before noon, local time, of the place of payment of each such Note, as otherwise specified, by bank wire transfer of immediately available funds, to the account of such holder in any bank in the United States as may be designated in writing by such holder (including in such writing the ABA number of such holder's bank), or in such manner as may be directed or to such other address in the United States as may be designated in writing by such holder. The addresses and other instructions of each Purchaser set forth in Schedule I shall be deemed to constitute notice, direction or designation (as appropriate) to the Company with respect to direct payment as aforesaid. The holder of each Note to which this Section 3.1 applies agrees, by its acceptance of such Note, that in the event it shall sell or transfer such Note it will, prior to the delivery of such Note (unless it has already done so), make a notation thereon of all principal, if any, paid on such Note and will also note thereon the date to which interest has been paid on such Note.

                  3.2 Issuance Taxes. The Company will pay all taxes, assessments and charges in connection with the issuance and sale of the Notes and in connection with any modification of the Notes and will indemnify and save each holder of any Note harmless, without limitation as to time, against any and all liabilities with respect to all such taxes, assessments and charges. The obligations of the Company under this Section 3.2 shall survive the prepayment or payment of the Notes and the termination of this Agreement and continue in favor of the holders of the Notes.

                  3.3 Required Prepayments. Until the Notes shall be paid in full, the Company will prepay and apply to the payment of the Notes and there shall become due and payable on the Notes the amortization amount indicated on each of the dates listed in the table attached as Schedule II; provided that if any such date is not a Business Day, the applicable amortization amount shall become due and payable on the first Business Day after such date. No premium shall be payable in connection with any required prepayment made pursuant to the first sentence of this Section 3.3. The Company shall also make required prepayments in accordance with Section 3.9. No acquisition or purchase of any Notes by the Company or any Affiliate thereof shall relieve the Company from or reduce its obligation to make the required prepayments provided for in this
Section 3.3.

                  3.4 Optional Prepayments. Upon compliance with Section 3.5 and subject to Section 3.6 and the following limitations, in addition to the prepayments required by Section 3.3, the Company shall have the privilege, at any time and from time to time, of prepaying the Outstanding Notes, either in whole or in part (but if in part then in units of $5,000,000), by payment of the principal amount of the Notes or portion thereof to be prepaid, together with accrued interest thereon, plus, to the extent permitted by law, the Make-Whole Amount (based on such principal amount). Each partial prepayment of Notes pursuant to this Section 3.4 shall be applied to reduce, pro rata, the scheduled principal payments on the Notes in inverse order of payment. The Company acknowledges that the right of the holders of the Notes to maintain their investment free and clear of prepayment (except as specifically provided in this Section 3.4) is a valuable right and the provision for payment of the Make-Whole Amount by the Company if the Notes are prepaid under this Section 3.4 or accelerated under Section 5.3 as a result of an Event of Default is intended to provide compensation for the deprivation of such right under such circumstances.

                  3.5 Notice of Prepayments. The Company will give notice of any prepayment ofthe Notes (other than the prepayments required by Section 3.3) to each holder thereof not less than ten days nor more than 30 days before the date fixed for such optional prepayment. Each such notice and each such prepayment shall be accompanied by a certificate from a Responsible Officer (a) stating the principal amount to be prepaid, (b) stating the proposed date of prepayment, (c) stating the accrued interest on each such Note to such date through the date of prepayment, and (d) stating the Make-Whole Amounts required under Section 3.4 (calculated as of the date of such notice or prepayment, as the case may be, and, in the case of any notice, proffered solely as an estimate of the Make-Whole Amounts due upon prepayment) and setting forth the calculations used in computing such Make-Whole Amounts, accompanied by a copy of the Statistical Release H.15(519) (or other source of market data) used in determining the Make-Whole Amounts.

                  3.6 Allocation of Prepayments. All partial prepayments shall be applied on all Outstanding Notes ratably in accordance with the unpaid principal amounts thereof but only in units of $1,000, and to the extent that such ratable application shall not result in an even multiple of $1,000, adjustment may be made by the Company to the end that successive applications shall result in substantially ratable payments.

                  3.7 Payments by Collateral Agent. If upon the exercise of any remedy provided herein or provided in any of the Note Documents or otherwise the Collateral Agent comes into possession of any monies properly owing to the
Collateral Agent or the holders of the Notes, it shall distribute such monies pursuant to Section 5.10. All payments to be made on account of any Note shall be made by the Collateral Agent by check mailed to the address of the holder thereof as shown in the register maintained in accordance with Section 6.6; provided, that the Collateral Agent shall make any payment on account of any Note held by an institutional holder thereof by wire transfer to the account of such holder in any bank in the United States specified in a written request (which shall be no later than two Business Days prior to such payment) given to the Collateral Agent by such holder. The address of each Purchaser set forth in Schedule I under the heading "Payment Instructions" shall be deemed to constitute such a written request with respect to such Purchaser.

                  3.8 Collateral.

                  (a) The Obligations are secured by the Collateral.

                  (b) The Company shall (i) deposit cash in the Cash Collateral Account or (ii) grant to the Collateral Agent Security Liens on additional or substitute Equipment from time to time as is necessary to satisfy the MCC Ratio and shall comply with Section 6.5 with respect to each such grant. If the additional or substitute Equipment to be added to the collateral pool is an aircraft, marine vessel or any other item of equipment reasonably expected to have a fair market value in excess of $100,000, or if the substitute Equipment is a number of items of Equipment reasonably expected to have an aggregate fair market value in excess of $1,000,000, then the Company shall provide to the Collateral Agent, prior to such substitution or addition, an Independent Appraisal of the Appraised Value of such item or items of Equipment.

                  (c) PLM Rental and PLM Australia own items of Equipment that constitute Collateral. Such Subsidiaries have granted, or pursuant to the last sentence of Section 6.5 will grant, a first priority perfected Security Lien on such items of Equipment to the Collateral Agent. Any additional Equipment to be added to the Collateral will be owned by the Company or pursuant to clause
(ii)(B) or (ii)(C) of the definition of Collateral Coverage Ratio. If any thirdparty asserts or threatens to assert a fraudulent transfer claim with respect to the granting by PLM Rental or PLM Australia of a Security Lien on Equipment to secure the Obligations, the Equipment with respect to which such claim was made shall be deemed unsecured (and thus the fair market value of such Equipment will not be included in the Collateral Coverage Ratio) and the Company shall within 10 days after receipt by the Company of any such pending or threatened claim, substitute Eligible Equipment and/or deposit cash into the Cash Collateral Account, in an aggregate amount sufficient to satisfy the MCC Ratio.

                  3.9 Trust Account and Cash Collateral Account.

                  (a) Pursuant to the Trust Agreement, all proceeds, rentals and other amounts payable to the Company or the Subsidiaries under the Leases will be deposited into the Trust Account and held in trust for the Collateral Agent and the holders of the Notes. Pursuant to the Security Agreement (Trust Account), upon notice by the Collateral Agent to the Company, the Company will instruct First Union to deposit funds in the Trust Account that are attributable to the Leases into the First Union Cash Collateral Account. Pursuant to the First Union Cash Collateral Agreement, the Collateral Agent shall have the sole right to disburse funds from the First Union Cash Collateral Account, and First Union shall transfer funds from the First Union Cash Collateral Account only upon such instructions. The Collateral Agent shall instruct First Union to disburse funds from the First Union Cash Collateral Account to the Company unless and until First Union has been notified by the Collateral Agent that a Default or Event of Default has occurred. After the receipt by First Union of any such notice and during the continuance of any

                  Default or Event of Default, the Collateral Agent shall apply all funds in the First Union Cash Collateral Account to prepay the Notes.

                  (b) If required under Section 3.10, the Company and its Subsidiaries shall deposit into the Bankers Trust Cash Collateral Account the Net Proceeds of any Disposition of Equipment constituting Collateral immediately upon receipt thereof. With respect to any item of Collateral that is damaged but has not suffered a Casualty Loss, the net proceeds of any insurance required to be maintained by Section 6.2 or any Security Document shall be deposited into the Bankers Trust Cash Collateral Account if the applicable Security Document requires the Company or its Subsidiaries, Lessee or insurer to pay such proceeds to the Collateral Agent or the Certificate of Title Agent. To the extent Net Proceeds deposited into the Bankers Trust Cash Collateral Account are not used to purchase Eligible Equipment within 12 months after the deposit thereof, unless the Required Noteholders consent in writing, such funds shall be applied as a prepayment of the Notes.

                  (c) The Company may withdraw funds from the Bankers Trust Cash Collateral Account only if (i)(A) such funds are applied directly to purchase substitute or additional Eligible Equipment to be owned by the Company and in which the Collateral Agent will be granted a firstpriority perfected lien (or pursuant to clause (ii)(B) or (ii)(C) of the definition of Collateral Coverage Ratio, clear title) to secure the Obligations, in each case in transactions closing simultaneously with such withdrawal, or (B) the most recent Appraisal Report of all Equipment constituting Collateral shows that after giving effect to such withdrawal, the MCC Ratio will be satisfied; and (ii) no Default or Event of Default exists and, after giving effect to such withdrawal, no Default or Event of Default shall occur. The Company shall deliver to the Collateral Agent together with any request for a release of funds from the Bankers Trust Cash Collateral Account a certificate with respect to the foregoing provisions of this Section 3.9(c) in the form of attached Exhibit K signed by a Responsible Officer. Upon the occurrence and during the continuance of a Default or an Event of Default, the Collateral Agent shall apply all funds in the Bankers Trust Cash Collateral Account to prepay the Notes.

                  3.10 Release of Collateral. The Collateral Agent will, without further authorization from the holders of the Notes, upon the written request of the Company, release or terminate theSecurity Lien it holds for the benefit of the holders of the Notes, (i) in any item of Collateral with respect to which a Casualty Loss has occurred, for the sole purpose of permitting recovery of any insurance or other compensation due in respect thereof, if and only if (A) no Default or Event of Default exists or would occur by virtue of such release or termination and (B) the Net Proceeds with respect thereto are deposited in the Bankers Trust Cash Collateral Account or, subject to Section 6.7, Eligible Equipment purchased with such Net Proceeds is subjected to a first priority perfected lien or otherwise satisfies the standards required for inclusion in the Collateral Coverage Ratio or (ii) in any item of Collateral with respect to which the Company intends a Disposition other than a Casualty Loss, if and only if (A)(1) the Net Proceeds of such Disposition shall be deposited simultaneously into the Bankers Trust Cash Collateral Account as provided in Section 3.9 (provided that if such Net Proceeds are not entirely cash, United States Dollars, the Company shall also have deposited cash into the Collateral Account in an amount, or substituted Eligible Equipment that satisfies the standards required for inclusion in the Collateral Coverage Ratio with an Appraised Value, equal to the amount of the noncash proceeds) or (2) the most recent Appraisal Report of all Equipment constituting Collateral shows that after giving effect to such Disposition, the MCC Ratio will be satisfied; and (B) no Default or Event of Default exists or will occur by virtue of such Disposition. The Company shall deliver to the Collateral Agent together with any request for a release of Collateral a certificate with respect to the foregoing provisions of this
Section 3.10 in the form of attached Exhibit L signed by a Responsible Officer.

                  SECTION 4. EVIDENCE OF ACTS OF NOTE HOLDERS.

                  4.1 Execution by Note Holders or Agents. Any request, consent, demand, authorization, notice, waiver or other action required or permitted by this Agreement to be given or taken by the holders of the Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor and may be signed or executed by such holders in person or by agent or agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Company and the Collateral Agent.

                  4.2 Future Holders Bound. Any request, consent, demand, authorization, notice, waiver or other action of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Company in pursuance of such action irrespective of whether or not any notation in regard thereto is made upon such Note.


                        SECTION 5. DEFAULTS - REMEDIES.

                  5.1 Events of Default. Any one or more of the following shall constitute an "Event of Default" as the term is used herein:

                  (a) Default shall occur in the payment of interest on any Note when the same shall become due and such default shall continue for more than five Business Days; or

                  (b) Default shall occur in the payment of any scheduled principal on any Note and such default shall continue for more than five Business Days; or

                  (c) Default shall occur in the making of any Make-Whole Amount; or

                  (d) Default shall occur in the observance or performance by the Company of any covenant or agreement contained in Section 6.8, 6.16, 6.18 or 6.20; in each case, to be performed by the Company; or

                  (e) Default shall occur in the observance or performance by the Company of any covenant or agreement contained in Section 6.7(b) to be performed by the Company which is not remedied to the satisfaction of the Required Noteholders within 180 days of the occurrence thereof; or (f) Default shall occur in the observance or performance of any provision of this Agreement (excluding defaults described in clauses (a) through (e) above) or any other Note Document; in each case, to be performed by the Company, which is not remedied to the satisfaction of the Required Noteholders within 30 days after the occurrence thereof, or any of the Note Documents shall cease to be in full force and effect; or

                  (g) Any representation or warranty made by the Company herein, or made by the Company in any statement or certificate furnished by the Company in connection with the consummation of the sale or delivery of the Notes or furnished by the Company pursuant hereto, is untrue in any material respect as of the date of the issuance or making thereof; or

                  (h) (i) Default shall occur in the repayment of any principal of or the payment of any interest on any Approved Subordinated Debt or breach shall occur in any term of any evidence of such Debt the effect of which is to permit acceleration of such Approved Subordinated Debt, (ii) default shall occur in the repayment of any principal of or the payment of any interest on any Debt of the Company other than any Approved Subordinated Debt, or breach shall occur in anyterm of any evidence of such Debt, in each case exceeding, in the aggregate outstanding principal amount, $1,000,000 (including undrawn committed or available amounts and including amounts owing to all creditors under a syndicated or combined credit arrangement), or (iii) breach or violation of any term or provision of any evidence of Debt referred to in the preceding clause
(ii) and of any other loan agreement, mortgage, indenture, guaranty or other agreement relating thereto shall occur, the effect of which is to permit acceleration under the applicable instrument, loan agreement, mortgage, indenture, guaranty or other agreement, whether or not waived by the note holder or obligee, and such failure shall not have been cured within the applicable cure or grace period, or there is an acceleration under the applicable instrument, loan agreement, mortgage, indenture, guaranty or other agreement; or

                  (i) There shall have occurred a change in the assets, liabilities, financial condition, operations, affairs or prospects of the Company, which, in the reasonable determination of Required Noteholders, has, either individually or in the aggregate, had a Material Adverse Effect; or

                  (j) (i) Any corporation or Person, or a group of related corporations or Persons, shall acquire (A) beneficial ownership of in excess of fifty percent (50%) of the outstanding Stock or other voting interest having ordinary voting power to elect a majority of the directors, managers or trustees of the Company (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency) or (B) all or substantially all of the Property of the Company, or
(ii) a majority of the board of directors of the Company, at any time, shall be composed of Persons other than (A) Persons who were members of the board of directors of the Company on the date of this Agreement, or (B) Persons who subsequently become members of the board of directors of the Company and who either (1) are appointed or recommended for election with the affirmative vote of a majority of the directors in office as of the date of this Agreement or (2) are appointed or recommended for election with the affirmative vote of a majority of the board of directors of the Company who are described in clauses
(ii)(A) and (ii)(B)(1) above, or (iii) during any consecutive 24-month period more than two out of the top five Company's senior management as of the date of this Agreement shall have ceased to devote substantially all of their business time to managing the Company; or

                  (k) (i) Any Reportable Event or a Prohibited Transaction shall occur with respect to any Plan or Multiemployer Plan; (ii) a notice of intent to terminate a Plan or Multiemployer Plan under Title IV of ERISA shall be filed;
(iii) a notice shall be received by the plan administrator of a Plan or Multiemployer Plan that the PBGC has instituted proceedings to terminate such plan or appoint a trustee to administer such plan; (iv) any other event or condition shall exist which might, in the opinion of the Required Noteholders, constitute grounds under Title IV of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan; (v) the Company or any ERISA Affiliate shall withdraw from a Multiemployer Plan; (vi) any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not waived, shall exist with respect to any Plan; (vii) the actuarial present value of the benefit liabilities under any Plan shall exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities (for this purpose, the term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA); (viii) a liability to or on account of a Plan or Multiemployer Plan is incurred under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA; or (ix) a Plan amendment shall result in an increase in current liability such that the Company or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code; and in case of the occurrence of one or more events or conditions described in clauses (i) through (ix) above, such events or conditions are more likely than not to result in an aggregate liability of the Company and ERISA Affiliates, as determined in good faith by the Required Noteholders, in excess of five percent (5%) of Consolidated Tangible Net Worth, and such liability shall not be covered in full, for the benefit of the Company, by insurance maintained with financially sound and reputable insurance companies that are not Affiliates; or

                  (l) Final judgment or judgments for the payment of money aggregating in excess of $1,000,000 is or are outstanding against any of the Company or any of its Subsidiaries or against any of its property or assets, and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 30 days from the date of its entry; or

                  (m) Any of the Company or any of its Subsidiaries causes or suffers an order for relief to be entered with respect to it under applicable federal bankruptcy law or applies for or consents to the appointment of a custodian, trustee or receiver for it or for the major part of its property; or

                  (n) A custodian, trustee or receiver is appointed for any of the Company or any of its Subsidiaries, or for the major part of its property and is not discharged within 30 days after such appointment; or

                  (o) Bankruptcy, reorganization, insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against any of the Company or any of its Subsidiaries and, if instituted against it, are consented to or are not dismissed within 60 days after such institution.

                  5.2 Notice of Claimed Default. If the holder of any Note or of any other evidence of Debt of the Company gives any notice or takes any other action with respect to a claimed default, the Company agrees to give written notice within three Business Days of such event to the Collateral Agent and all holders of the then Outstanding Notes.

                  5.3  Acceleration  of  Maturities.  When any Event of  Default
described in Section 5.1(a), (b) or (c) has happened and is continuing, any holder of any Note may, and when any Event of Default described in Sections 5.1(d) through (k), inclusive, of Section 5.1 has happened and is continuing, the Required Noteholders may, by notice to the Company, declare the entire principal and all interest accrued on all Notes to be, and all Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. When any Event of Default described inSections 5.1(l) through (o), inclusive, has occurred, then all of the then Outstanding Notes shall immediately become due and payable without presentment, demand or notice of any kind. The Notes are not prepayable except as provided in Article 3. Accordingly, any acceleration following an Event of Default shall be deemed to be a breach of Article 3, and the Company shall pay to each holder of the then Outstanding Notes the entire principal balance of, and accrued interest on, the Notes plus, to the extent permitted by law, the Make-Whole Amount as liquidated damages reasonably calculated to compensate such holder for loss of its bargain and not as a penalty. The Company acknowledges that the right of the holders of the Notes to maintain their investment free and clear of prepayment (except as specifically provided in Section 3.4) is a valuable right and the provision for payment of the Make-Whole Amounts by the Company if the Notes are accelerated as a result of an Event of Default is intended to provide compensation for the deprivation of such right under such circumstances. Without limiting the provisions of Section 9.17,  the Company  further agrees, to the extent permitted by law, to pay to the holders of the then Outstanding Notes all costs and expenses incurred by them in the collection of any Notes upon any default hereunder or thereon, including reasonable compensation to such holders' attorneys for all services rendered in connection therewith.

                  5.4 Rescission of Acceleration. The provisions of Section 5.3 are subject to the condition that if the principal of and accrued interest on all or any of the then Outstanding Notes have been declared immediately due and payable by reason of the occurrence of any Event of Default described in Sections 5.1(d) through (k), inclusive, the Required Noteholders may, by written instrument filed with the Company and the Collateral Agent, rescind and annul such declaration and the consequences thereof; provided that at the time such declaration is annulled and rescinded:

                  (a) No judgment or decree has been entered for the payment of any monies due pursuant to the Notes or this Agreement;

                  (b) All arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except any principal, interest or Make-Whole Amounts on the Notes which have become due and payable solely by reason of such declaration under Section 5.3) shall have been duly paid; and

                  (c) Each and every other Default and Event of Default shall have been made good, cured or waived pursuant to Section 8.1; and provided further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereto.

5.5 Default Remedies.

                  (a) The exercise of remedies under this Agreement and the other Note Documents are granted to the holders from time to time of the Outstanding Notes and are delegated by such holders to the Collateral Agent or the Certificate of Title Agent, as applicable, to the extent set forth in this Agreement, the Collateral Agency Agreement, the Certificate of Title Agency Agreement and the other Note Documents. Pursuant to the Collateral Agency Agreement and the Certificate of Title Agency Agreement, the Collateral Agent and the Certificate of Title Agent, respectively, shall exercise such remedies for the equal and proportionate benefit and security of the holders from time to time of the Outstanding Notes and for the enforcement of the prompt and complete payment when due of all sums due in connection with this Agreement, the Notes and each of the other Note Documents and for the performance and observance by the Company of the covenants, obligations and conditions to be performed and observed by the Company and all other parties, other than the Collateral Agent, the Certificate of Title Agent and the holders of Outstanding Notes, to this Agreement and each of the other Note Documents.

                  (b) If an Event of Default exists, the Collateral Agent and the Certificate of Title Agent, as applicable, may exercise all of the rights and remedies delegated or granted to it under this Agreement, the Collateral Agency Agreement, the Certificate of Title Agency Agreement or any of the other Note Documents, and all of the rights and remedies herein or therein conferred, it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or therein or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time as often as may be deemed expedient by the Collateral Agent or the Certificate of Title Agent, as applicable.

                  (c) If an Event of Default exists, the Collateral Agent or the Certificate of Title Agent, as applicable, to the extent it may lawfully do so, may also, with or without proceeding with sale or foreclosure or demanding payment of the Notes, without notice, appropriate and apply to the payment of the Obligations all or any portion of the Collateral in its possession and any and all balances, credits, deposits accounts, reserves, or other monies due or owing to the Company held by or for the benefit of the Collateral Agent or the Certificate of Title Agent, as applicable, under this Agreement, any of the other Note Documents or otherwise.

                  (d) All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of the Company contained in this Agreement, or in any document referred to herein or in any agreement supplementary hereto or in any of the other Note Documents, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of the Company contained herein.

5.6 Other Enforcement Rights.

                  (a) The Collateral Agent may (but unless first requested so to do by the Required Noteholders and furnished with indemnity satisfactory to it pursuant to the Collateral Agency Agreement shall not be under any obligation
to) proceed to protect and enforce this Agreement, the Notes and each other Note Document by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein granted, or for foreclosure thereunder, or for the appointment of a receiver or receivers for the foreclosure thereunder, or for the appointment of a receiver or receivers for the Collateral or any part thereof, for the recovery of judgment for the Obligations or for the enforcement of any other proper legal or equitable remedy available under Requirements of Law.

                  (b) In the event that an Event of Default has occurred and is continuing and there shall be pending any case or proceeding for the bankruptcy or for the reorganization or arrangement of the Company under the federal bankruptcy laws or any other Requirements of Law, or in connection with the insolvency of the Company, or in the event that a custodian, receiver or trustee shall have been appointed for the Company or any of its Properties, or in the event of any other proceedings in respect of the Company or any of its Properties, (i) the Collateral Agent may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent and of the holders of the Notes allowed in any judicial proceedings relative to the Company or its Properties, and (ii) irrespective of whether the principal of all of the Notes shall then be due and payable as therein expressed, by proceedings for the payment thereof, by declaration or otherwise, the Collateral

                  Agent shall be entitled and empowered to file and prove a claim for the whole amount of principal, Make-Whole Amounts (if any) and interest owing and unpaid in respect of the Notes, and any other sum or sums owing thereon or pursuant thereto or hereto, and to collect and receive any monies or other Property payable or deliverable on any such claim, and to distribute the same after the deduction of all amounts due it hereunder, under the other Note Documents and the Collateral Agency Agreement; and any receiver, custodian, assignee or trustee in bankruptcy, trustee or debtor in reorganization or trustee or debtor in any proceedings for the adoption of an arrangement is hereby authorized by each holder of any Note, by the acceptance of the Note or Notes held by it, to make such payments to the Collateral Agent, and, if the Collateral Agent shall consent to the making of such payments directly to the holders of the Notes, to pay to the Collateral Agent all amounts due it hereunder and under the other Note Documents or the Collateral Agency Agreement.

                  (c) Notwithstanding anything in this Agreement or any other Note Document to the contrary, the Required Noteholders shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Collateral Agent or the Certificate of Title Agent, as applicable, and providing for indemnity satisfactory to it pursuant to the Collateral Agency Agreement or the Certificate of Title Agency Agreement, respectively, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions hereof and thereof; provided, that such direction shall not be otherwise than in accordance with the provisions of Requirements of Law.

5.7 Effect of Sale, etc.

                  (a) To the maximum extent permitted by law, any sale or sales pursuant to the provisions hereof or of any other Note Document, whether under the power of sale granted thereby or pursuant to any legal proceedings, shall operate to divest the Company of all right, title, interest, claim and demand whatsoever, either at law or in equity, of, in and to the Collateral, or any part thereof, so sold, and any Property so sold shall be free and clear of any and all rights of redemption by, through or under the Company. At any such sale the holder of any Note may bid for and purchase the Property sold and may make payment therefor as set forth below, and any holder of Notes so purchasing any such Property, upon compliance with the terms of sale, may hold, retain and dispose of such Property without further accountability.

                  (b) The receipt by the Collateral Agent, the Certificate of Title Agent or by any Person authorized under any judicial proceedings to make any such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale. In the event that, at any such sale, any holder of Notes is the successful purchaser, it shall be entitled, for the purpose of making settlement or payment, to use and apply its Notes by crediting thereon the amount apportionable and applicable thereto out of the net proceeds of such sale.

                  5.8 Delay or Omission; No Waiver. No course of dealing on the part of the Collateral Agent or the Certificate of Title Agent, as applicable, or any holder of Notes nor any delay, omission or failure on the part of the Collateral Agent or the Certificate of Title Agent orany holder of Notes to exercise any right or power shall exhaust or impair such right or power or operate as a waiver of such right or power or prevent its exercise during the continuance of a default or otherwise prejudice the Collateral Agent's or the Certificate of Title Agent's or such holder's rights, powers and remedies. Every right and remedy given by this Article 5 or by law to the Collateral Agent or the Certificate of Title Agent or any holder of Notes may be exercised from time to time as often as may be deemed expedient by the Collateral Agent's, the Certificate of Title Agent's or such holder's rights, powers and remedies.

                  5.9 Restoration of Rights and Remedies. If the Collateral Agent or the Certificate of Title Agent, as applicable, shall have instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding shall have been continued or abandoned for any reason, or shall have been determined adversely to the Collateral Agent, then and in every such event, the Collateral Agent or the Certificate of Title Agent, as applicable, the Company and the holders of the Notes shall, to the maximum extent permitted by law and subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter rights and remedies of the Collateral Agent or the Certificate of Title Agent, as applicable, shall continue as though no such proceeding had been instituted.

                  5.10 Application of Sale Proceeds. The proceeds of any exercise of rights with respect to the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder shall be paid to and applied as follows:

                  (a) First, to the payment of (i) costs and expenses of foreclosure or suit or other exercise of a right or remedy, if any, and (ii) all fees, expenses, liabilities and advances, including legal expenses and attorneys' fees, incurred or made hereunder, the Collateral Agency Agreement or the Certificate of Title Agency Agreement or under any of the other Note Documents by the Collateral Agent or the Certificate of Title Agent or the holders of the Notes and (iii) all taxes or assessments superior to the Security Lien held by the Collateral Agent hereunder, except any taxes or assessments subject to which said sale may have been made;

                  (b) Second, to the payment to the holders of the Notes of the amounts then due, owing or unpaid on the Notes for principal, interest and Make-Whole Amounts, if any; and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Notes, then ratably according to the aggregate of such principal and the accrued and unpaid interest and Make-Whole Amounts, if any, with application on each Note to be made, first, to unpaid interest thereon, second, to unpaid Make-Whole Amounts, if any, and third, to the unpaid principal thereof; and

                  (c) Third, to the payment of the surplus, if any, to the Company and its successors and assigns.

                  If there be a deficiency, the Company shall remain liable therefor and shall forthwith pay the amount of any such deficiency to the Collateral Agent to be distributed in the same order set forth above in this
Section 5.10.

                  5.11 Cumulative Remedies. No waiver by the Collateral Agent or the Certificate of Title Agent or by the holder of any Note of any default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom except as may be otherwise expressly provided herein. No remedy hereunder is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing, nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of or performance of the Obligations secured pursuant to this Agreement operate to prejudice, waive or affect the security of this Agreement or any other Note Document or any rights, powers or remedies hereunder or thereunder, nor shall the Collateral Agent or the Certificate of Title Agent or any holder of any Note be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.

                  5.12 Limitations on Suits.

                  (a) No holder of any Note shall have the right to institute any suit, action or proceeding at law or in equity, for the execution of any power of this Agreement or for any other remedy under or upon this Agreement or any other Note Document, unless (i) the Required Noteholders shall have made written request upon the Collateral Agent or the Certificate of Title Agent, as applicable, to exercise the remedies granted to it under this Agreement, the Collateral Agency Agreement, the Certificate of Title Agency Agreement or the other Note Documents or to institute such action, suit or proceeding in its own name; (ii) such holders shall have offered to the Collateral Agent or the Certificate of Title Agent, as applicable, the indemnity satisfactory to it as provided under the Collateral Agency Agreement or the Certificate of Title Agency Agreement; and (iii) the Collateral Agent or the Certificate of Title Agent, as applicable, shall have refused or omitted to comply with such request for a period of 15 days after such written request shall have been received by it.

                  (b) Such notification, request, offer of indemnity and refusal or omission are hereby declared, in every case, to be conditions precedent to the exercise by any holder of a Note of any remedy hereunder; it being understood and intended that no one or more holders of Notes shall have any right in any manner whatever by its or their action to enforce any right under this Agreement, except in the manner herein provided, and that all judicial proceedings to enforce any provision of this Agreement shall be instituted, had and maintained in the manner herein provided and for the equal benefit of all holders of the then Outstanding Notes.

                  5.13  Suits  for  Principal  and  Interest.   Nothing  in  any
provision of this Agreement, the Notes or any other Note Document shall affect or impair the obligation of the

                  Company, which is absolute and unconditional, to pay the principal of and Make-Whole Amounts (if any) and interest on the Notes to the respective holders of the then Outstanding Notes on the dates when due, and at the place in such Notes expressed, whether upon acceleration or otherwise, or affect or impair the right of action, which is also absolute and unconditional, of such holders to institute suit to enforce such payment by virtue of the contract embodied in the Notes.

                  5.14 Undertakings. Each of the parties to this Agreement and to each other Note Document agrees, and each holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require in any suit for the enforcement of any right or remedy under this Agreement or such other Note Document, or in any suit against the Collateral Agent or the Certificate of Title Agent for any action taken or omitted by it as the Collateral Agent or the Certificate of Title Agent, as applicable, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claim or defenses made by such party litigant; but the provisions of this
Section 5.14 shall not apply to any suit instituted by the Collateral Agent or the Certificate of Title Agent, to any suit instituted by any Note holder, or group of Note holders, holding more than 33% in aggregate principal amount of the then Outstanding Notes, or to any suit instituted by any Note holder for the enforcement of the payment of the principal of, or interest or Make-Whole Amounts (if any) on, any Note, on or after the date when such Note or portion thereof shall have become due.

                  5.15 Waiver by the Company. To the extent it lawfully may do so, the Company hereby covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of, any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force which, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on any of the Notes or this Agreement or any other Note Document; and, to the extent it lawfully may do so, the Company hereby expressly waives and relinquishes all benefit and advantage of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power herein granted to the holders of the Notes or delegated to the Collateral Agent or the Certificate of Title Agent, as applicable, but it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

                         SECTION 6. COMPANY COVENANTS.

                  6.1 Company Existence, Etc. The Company will, and will cause each of its Subsidiaries to, preserve and keep in force and effect (i) its company existence, (ii) all licenses and permits necessary to the proper conduct of its business and (iii) all qualifications in each jurisdiction where the nature of its business or the Property owned by it makes such qualification necessary.

                  6.2 Insurance.

                  (a) The Company will maintain and keep in force, or will cause to be maintained and kept in force (to the extent not otherwise maintained and kept in force in compliance with any Security Document, but without limiting in any manner the insurance required to be maintained and kept in force under any such Security Document) insurance of the types and in amounts then customarily carried in lines of business similar to that of the Company and its Subsidiaries, including fire, extended coverage, public liability, property damage, environmental hazard and workers' compensation, in each case carried with financially sound and reputable insurance companies, excluding in any event all Affiliates of the Company except to the extent of Permitted Affiliate Insurance (subject to commercial reasonableness as to each type of insurance). Except where otherwise required (i) by the applicable insurance market, (ii) a Lease under which the Equipment is leased on the Closing Date, or (iii) a Lease for aircraft, all such policies of property insurance shall carry endorsements naming the Collateral Agent as sole loss payee (form BFU 438 or equivalent). Whether or not the Collateral Agent is designated as sole loss payee under any policy required to be maintained under this Section 6.2(a), insurance proceeds under all such policies shall be allocated and paid in accordance with the applicable Security Document. All policies required to be maintained under this
Section 6.2(a) shall carry endorsements naming the Collateral Agent and each Note holder as an additional insured, and in each case indicating that (A) any loss thereunder shall be payable to the Collateral Agent or the holders of the Notes then Outstanding, as the case may be, notwithstanding any action, inaction or breach of representation or warranty by the Company or any Lessee; (B) there shall be no recourse against the Collateral Agent or any Note holder for payment of premiums or other amounts with respect thereto, and (C) at least 30 days' prior written notice of cancellation, lapse or material change in coverage shall be given to the Collateral Agent by the insurer. Without limiting the foregoing, the insurance coverage required to be maintained under this Section 6.2(a) shall insure all Equipment constituting Collateral at not less than the greater of the applicable Lease stipulation value or the Appraised Value.

                  (b) The Company shall provide each of the Purchasers and the Collateral Agent at the closing of the sale of the Notes, and each of the holders of the then Outstanding Notes on or before January 1 of each year thereafter, with a certificate evidencing the maintenance by it of policies for such insurance.

                  6.3 Taxes, Claims for Labor and Materials, Compliance with Laws. The Company will, and will cause each of its Subsidiaries to, promptly pay and discharge all Charges imposed upon it or upon or in respect of all or any part of its Property or business, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a Lien upon any of its Property; provided that it shall not be required to pay any such Charge, account payable or claim if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any of its Property or any material interference with the use thereof by it, and (ii) if required under GAAP, the Company or the applicable Subsidiary shall set aside on its books reserves deemed by it to be adequate with respect thereto. The Company will and will cause each of its Subsidiaries to, promptly comply in all material respects with all Requirements of Law, including without limitation, all Requirements of Law relating to health, safety or the environment.

                  6.4 Maintenance, Etc. The Company will, and will cause each of its Subsidiaries to, maintain, preserve and keep its assets (whether owned in fee or a leasehold or other interest) in good repair and working order in accordance with industry standards and from time to time will, subject to Sections 3.9 and 3.10, make all repairs, replacements, and restorations as are consistent with industry standards for prudent operation.

                  6.5 Agreement to Deliver Security Documents.

                  (a)  The  Company  shall  from  time to time  take  all  steps necessary or advisable to validate, perfect or maintain the security interest of the Collateral Agent or the Certificate of Title Agent, as applicable, for the benefit of itself and the holders of the Notes, in, or to defeat the assertion by any third party of any material adverse claim with respect to, any interest, right or remedy of the Collateral Agent or the Certificate of Title Agent, as applicable, or the holders of the Notes in, to or under all or any part of the Collateral, including causing to be marked on the first page and signature page of each document comprising chattel paper (including all Leases other than rental agreements relating to rental yard trailers) a legend that such chattel paper is the one and only executed original of such chattel paper as verified by the original signature of a Responsible Officer of the Collateral Agent or the Certificate of Title Agent, as applicable, in the space provided and is subject to a security interest in favor of the Collateral Agent or the Certificate of Title Agent, as applicable, for the benefit of itself and the holders of the Notes. In addition, the Company hereby irrevocably authorizes the Collateral Agent and the Certificate of Title Agent, as applicable, to the extent permitted by law, to execute and deliver, in the Company's name and on the Company's behalf, such instruments and documents as may, in the Collateral Agent's or the Required Noteholders' reasonable judgment, be necessary or desirable to evidence or protect the Collateral Agent's or the Certificate of Title Agent's, as applicable, duly perfected, first priority security interest in and to the Collateral, subject only to the Permitted Liens, and to execute and file, in the Company's name and on the Company's behalf, financing statements (including amendments and continuation statements) and other security perfection documentation in such jurisdictions where it may be necessary or appropriate to validate, perfect or maintain the Collateral Agent's or the Certificate of Title Agent's, as applicable, first priority security interest in and to the Collateral, subject only to the Permitted Liens. Notwithstanding the conditions to Closing in the Note Purchase Agreement, but without limiting the generality of the foregoing, the Company shall submit for re-registration with the Collateral Agent the aircraft registered in Australia with Bank of America as lienholder on or before July 29, 1994, and shall cause evidence thereof to be delivered to the Collateral Agent by such date. The Company shall also take such further action with respect to the Collateral Agent's security interest in the Collateral as shall be reasonably required by the Collateral Agent or the Required Noteholders from time to time.

                  (b) The Company may from time to time request that Collateral be reregistered or retitled in a new jurisdiction. The Collateral Agent and the Note holders shall permit such retitling to occur provided that the following conditions are satisfied: (i) the chief financial officer of the Company certifies that no Default or Event of Default exists or would result from the reregistration or retitling of the Collateral involved, (ii) the Company and/or the mortgagor executes a mortgage or other security document containing provisions substantially similar to the

                  Security Document under which such Collateral was initially granted to the Collateral Agent (the "New Mortgage") or other documentation that when filed or registered will satisfy the standards set forth in the definition of Collateral Coverage Ratio ("Other Documentation"), and (iii) the Company obtains a legal opinion from counsel in such new jurisdiction (which counsel shall be acceptable to the Collateral Agent) addressing the following issues in a form that (together with the exceptions contained therein) is acceptable to the Collateral Agent: (A) the New Mortgage or the Other Documentation, as applicable, is valid, binding and enforceable against the Company and/or the mortgagor (subject to bankruptcy and equitable principles exceptions), (B) the New Mortgage or the Other Documentation, as applicable, is in proper form and may be enforced by the Note holders or the Collateral Agent in accordance with the terms thereof, and no filing or other action regarding the New Mortgage or the Other Documentation, as applicable (that has not been duly taken), is customary or required in connection with the execution, delivery, performance, or enforcement of the New Mortgage or the Other Documentation, as applicable, and (C) the execution, delivery, performance and enforcement of the New Mortgage or the Other Documentation, as applicable, is not and will not be subject to any tax, duty, fee or other charge, including, without limitation, any registration, transfer or withholding tax, stamp duty or similar levy, imposed by or within the new jurisdiction or any political subdivision or taxing authority thereof, except for such charges as have been paid by the Company upon the retitling or reregistration of the Company involved and upon the recording or filing of the New Mortgage or Other Documentation, as applicable.

                  (c) On or before the expiration of each Lease existing on the date hereof covering the Collateral (each such lease being an "Old Lease") and prior to or contemporaneously with taking possession of any newly acquired Equipment constituting Collateral, the Company shall use, and shall cause PLM Rental and PLM Australia to use, its commercially reasonable efforts to enter into one or more new or renewal Leases (which, in the case of newly acquired Equipment constituting Collateral, may include a lease to which the Equipment is subject at the time of acquisition and which is assumed by the Company in accordance with the terms thereof) (each such Lease being a "New Lease") covering the items of Equipment covered by the Old Lease or so acquired, as the case may be. Except with respect to Rental Yard Trailers with respect to clauses
(ii) and (iii) below, in which case, the following requirements shall only be effective upon the request of the Collateral Agent or the Required Noteholders, the Company shall, and shall cause PLM Rental and PLM Australia to, (i) only enter into New Leases containing notice to the Lessee thereunder of the Collateral Agent's or the Certificate of Title Agent's, as applicable, security interest in all payments due to the lessor thereunder and requiring (in language acceptable to counsel for the Required Noteholders) such Lessee to make all such payments at the direction of the Collateral Agent or the Certificate of Title Agent, as applicable, upon notice with respect thereto from the Collateral Agent or the Certificate of Title Agent, as applicable, (ii) deliver to the Collateral Agent or the Certificate of Title Agent, as applicable, no later than five Business Days after any Equipment becomes subject to a New Lease or any extension of an existing Lease, an original executed chattel paper counterpart of such New Lease or amendment to an existing Lease, if the Equipment being leased has an Appraised Value of $500,000 or more, and (iii) the Company shall use its commercially reasonable efforts to ensure that all New Leases will (A) require the Lessee thereunder to make all payments due thereunder without abatement, set off or counterclaim for any reason and (B) will otherwise contain terms upon which a lender would lend against the rental payments thereunder on a non-recourse basis (without regard to the creditworthiness of the Lessee).

                  (d) At the Closing, the Company delivered to the Collateral Agent certain undated letters to Lessees notifying Lessees to pay all amounts due under their applicable leases to the Bankers Trust Cash Collateral Account Agreement, in the form of Exhibit O. The Company shall duly execute and deliver to the Collateral Agent such additional letters in substantially the form set forth in Exhibit O as the Collateral Agent may request from time to time with respect to Lessees. The Collateral Agent shall not deliver any letter described in the immediately preceding sentence to any Lessee until the Required Noteholders notify the Collateral Agent, which notice may be sent only upon the occurrence of any Event of Default. Upon the receipt of such notice, the Collateral Agent shall send such letters to the Lessees.

                  6.6 Payment of Notes and Maintenance of Office. The Company will punctually pay or cause to be paid the principal and interest (and Make-Whole Amounts, if any) to become due in respect of the Notes according to the terms thereof. The Company will maintain an office where notices, presentations and demands in respect of this Agreement or the Notes may be made. Such office shall be maintained at the address specified for the Company in or pursuant to Section 9.3 until 30 days after such time as the Company shall notify the holders of the Notes of any change of location of such office. The Company will also maintain an office or agency where the Notes may be presented for registration of transfer, exchange or replacement as provided in Article 2. The Company hereby initially designates the principal corporate office of the Company in San Francisco, California as its agency for such purpose. The Company will give to the holders of the Notes prior written notice of any change of location of any such office or agency. If the Company shall fail to maintain any such office or agency (and this sentence shall not be deemed to waive such failure), such presentations may be made at the address specified for the Company in or pursuant to Section 9.3.

                  6.7 Nature of Business; Diversification of Assets.

                  (a) The Company will not engage in any business other than as is directly related to the ownership, brokerage, investment in, lease and maintenance of equipment held for lease or sale and the public and private syndication of investment programs in any of the foregoing businesses.

                  (b) The Company shall cause no more than 50% of the Equipment constituting Collateral (determined on the basis of Appraised Value from time to time) to be in any one transportation sector (e.g. aircraft, marine vessels, marine containers, storage containers, railcars, or trailers). Without limiting the foregoing, the Company shall ensure that each category of Equipment constituting Collateral listed below shall not exceed the percentages set forth opposite its category (determined on the basis of Appraised Value) of the aggregate Equipment constituting Collateral:

Type of Equipment                           Maximum Percentage of Collateral

Any one item of Equipment                                15%
Marine Containers                                        10%

                  6.8 Use of Proceeds. The Company shall use the proceeds from the sale of the Notes (i) first, to repay the Debt due under the Bank of America Credit Facility, (ii) second, subject to Section 6.16, to repurchase, to the extent of up to $3,000,000, capital stock of the Company, and (iii) third, as to the remainder of such proceeds, for other legal purposes in the ordinary course of business of the Company and its Subsidiaries, subject to all provisions of the Note Documents. No proceeds from the sale of the Notes shall be used for any other purpose.

                  6.9 Deposit of Payments Under Approved Subordinated Debt. No later than July 30, 1994, the Company will deposit in a restricted, segregated deposit account at the Collateral Agent cash in the amount required to repay in full the Approved Subordinated Debt described in clauses (i) and (ii) of the definition thereof.

                  6.10 Sale of Equipment. Except for Leases in the ordinary course of business of the Company or its Subsidiaries, the Company shall not and shall not permit or suffer any of its Subsidiaries to, directly or indirectly, whether in one or a series of transactions, Dispose of any of its or their respective Equipment that is included in its then current MCC Ratio, other than Dispositions in accordance with the terms of Sections 3.9 and 3.10.

                  6.11 Minimum Collateral Coverage Ratio. The Company and its Subsidiaries shall maintain at all times a Collateral Coverage Ratio of not less than 200% (the "MCC Ratio").

                  6.12 Maximum Note Balance to Net Worth Ratio. The Company and its Subsidiaries shall maintain at all times a Note Balance to Net Worth Ratio of not more than 100%.

                  6.13 Minimum Consolidated Net Worth. The Company and its Subsidiaries shall maintain at all times a Consolidated Net Worth of not less than $40,000,000.

                  6.14 Minimum Consolidated Interest Coverage Ratio. The Company and its Subsidiaries shall maintain a Consolidated Interest Coverage Ratio, as at the last day of any of the Company's fiscal quarters, of not less than 225%.

                  6.15 Maximum Funded Debt Maintenance Ratio. The Company and its Subsidiaries shall maintain at all times a Funded Debt Maintenance Ratio of not more than 65%.

                  6.16 Restricted Payments.

                  (a) None of the Company or, with respect to item (iv) below only, any Subsidiary will except as hereinafter provided:

                  (i) Declare or pay any dividends either in cash or property, on any shares of its capital stock of any class; or

                  (ii) Redeem, repurchase or retire any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock, other than preferred stock that reverts to the Company automatically upon the termination of the ESOP;

                  (iii) Make any other payment or distribution in respect of its capital stock, other than stock options granted to employees as compensation; orpect of its capital

                  (iv) Make any Investments in Subsidiaries or Joint Venturers, except for Investments permitted by Sections 6.21(b), (d), (f), (g), (h), (i),
(j) or (k). (such declarations or payments of dividends, redemptions, purchases, payments, distributions or Investments collectively, the "Restricted Payments"), except during any calendar year, to the extent of (1) 50% of Positive Cash Flow for each preceding calendar year from and including 1993 through the immediately preceding calendar year (the "Applicable Period") less (2) 100% of Negative Cash Flow for each calendar year in the Applicable Period and (3) less the aggregate amount of any Restricted Payments made by the Company prior to the date on which the applicable Restricted Payment is being determined.

                  (b) The Company will not declare any dividend which is a Restricted Payment payable more than 60 days after the date of declaration thereof.

                  (c) In addition to the restrictions in Section 6.16(a), neither the Company nor any of its Subsidiaries shall make any Investment in any Person nonconsolidated with the Company for the purpose of or having the effect of repaying Debt of such Person.

                  6.17 Limitation on Liens. None of the Company or any of the Subsidiaries will, without the prior written consent of the Required Noteholders, create or incur, or suffer to be incurred or to exist, any Lien on its Property, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any Property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its general creditors, or pledge the Stock of any Subsidiary, except for the following Liens ("Permitted Liens"):

                  (a) Liens for Charges or levies and liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not at the time required by Section 6.3;

                  (b) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which it shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

                  (c) Liens incidental to the conduct of business or the ownership of property or assets (including warehousemen's and attorneys' liens and statutory landlords' liens), or to secure statutory obligations, or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

                  (d) Reservations, exceptions, easements, rights-of-way, conditions, restrictions, leases, and other similar title exceptions or encumbrances affecting real property that were not incurred in the borrowing of money and that, individually and in the aggregate, do not materially detract from the value of such property or materially interfere with the use in the ordinary conduct of its business as such business is proposed to be conducted;

                  (e) Liens granted to the holders of the Notes or the Collateral Agent, securing the Notes or other Obligations;

                  (f) Liens on Property of the Company or its Subsidiaries not constituting Collateral securing Debt excluded from the definition of Funded Debt;

                  (g) Liens on Property of Unrestricted Subsidiaries securing Indebtedness for Borrowed Money in an aggregate amount not to exceed $10,000,000 of such Unrestricted Subsidiaries; and

                  (h)  Liens on the  segregated  deposit  account  described  in
Section 6.9 for payment of Approved Subordinated Debt.

                  6.18 Mergers, Consolidations, Etc. None of the Company or any of its Subsidiaries will, without the prior written consent of the Required Noteholders, (i) consolidate with or be a party to a merger with any other Person or (ii) Dispose, directly or indirectly, in one transaction or a series of transactions, of all or substantially all of its assets or (iii) form or own any interest in any subsidiary, partnership or other entity except as permitted under Section 6.21; provided, that the Company may merge with one or more of its wholly-owned Subsidiaries if the Company is the survivor of the merger. If the Required Noteholders fail to notify the Company that they are refusing their consent to a transaction for which their consent is required under this Section on or before the 60th day after the Company requests such consent in writing, the Required Noteholders will be deemed to have consented to such transaction. If the Required Noteholders consent (or are deemed to consent) to a transaction covered by this Section 6.18, (A) if the closing of such transaction does not occur with 60 days after such consent (or deemed consent) the Company must request consent to such transaction again, and (B)no transaction covered by clauses (i) or (ii) of this Section 6.18 shall become effective unless and until the successor or acquiror agrees to assume all of the Company's obligations under the Note Documents in form satisfactory to the Required Noteholders.

                  6.19 Transactions with Affiliates. None of the Company or any of its Subsidiaries will enter into or be a party to any transaction or arrangement with any Affiliate (including without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except upon fair and reasonable terms no less favorable to it than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate.

                  6.20 Repurchase of Notes. None of the Company or any of its Subsidiaries may repurchase or make any offer to repurchase any Notes unless the offer has been made to repurchase Notes, pro rata, from all holders of the then Outstanding Notes at the same time and upon the same terms. In case the Company or any Subsidiary repurchases any Notes, such Notes shall thereafter be cancelled and no Notes shall be issued in substitution therefor.

                  6.21 Investments. The Company shall not make or suffer to exist, or permit or suffer any of its Subsidiaries to make or suffer to exist, any Investments in any Person, except (subject to Section 6.16) the following:

                  (a) Investments existing on the Closing Date and specifically disclosed on Schedule 6.21;

                  (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any state thereof maturing within 180 days from the date of acquisition thereof;
(ii) commercial paper maturing no more than 180 days form the date of creation thereof and currently rated at least "A-1" by Standard & Poor's Ratings Group or "P-1" by Moody's Investors Service, Inc.; (iii) certificates of deposit, maturing no more than 180 days from the date of investment therein, issued by commercial banks incorporated under the laws of the United States of America, or any State thereof, and each having combined capital, surplus and undivided profits of not less than $200,000,000 and currently rated at least "A-1" by Standard & Poor's Ratings Group or "P-1" by Moody's Investors Service, Inc.;
(iv) time deposits, maturing no more than 180 days from the date of creation thereof, with commercial banks having membership in the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder; and (v) demand deposits on deposit in accounts maintained at any FDIC insured bank;

                  (c) the Investment by the Company pursuant to the Company ESOP Credit Agreement;

                  (d) Investments by FSI or TEC consisting of purchases by FSI or TEC of limited partnership units (or loans by FSI or TEC to the affected limited partnership convertible into limited partnership units) in syndicated offerings, sponsored by FSI or TEC, of limited partnership units of limited partnerships in which FSI or TEC is a general partner, which investments are made by FSI or TEC for the purpose of satisfying minimum purchase requirements for the release of proceeds from impound accounts;

                  (e) Investments in the form of intercompany loans or advances to or in the Company, by any Subsidiary of the Company if and only if, at the request of the Required Noteholders, the Subsidiary making such loan or advance executes a subordination agreement subordinating such Debt to the Notes and the Obligations;

                  (f) Deposits on, or Investments in, the Equipment by the Company;

                  (g) Investments by the Company or FSI consisting of capital contributions to PLM Securities Corp., solely to the extent necessary to enable PLM Securities Corp., to comply with the net capital requirements to which it is subject as a broker-dealer registered with the National Association of Securities Dealers;

                  (h) Investments by the Company consisting of capital contributions to Transportation Equipment Indemnity Company, Ltd., solely to the extent necessary at the time such Investment is made, based on financial calculations performed by KPMG Peat Marwick, or of other independent public accountants of recognized national standing, to enable Transportation Equipment Indemnity Company, Ltd. to comply with the Bermuda insurance code or any governmental regulations pertaining thereto;

                  (i) Investments by FSI or TEC in existence as of February 1, 1988, and other Investments by FSI and TEC, consisting in each case of purchases by FSI or TEC of limited partnership units (or loans by FSI or TEC to the affected limited partnership convertible into limited partnership units) in syndicated offerings, sponsored by FSI or TEC, of limited partnership units of limited partnerships in which FSI or TEC is a general partner, which investments are made by FSI or TEC for the purpose of satisfying minimum purchase requirements for the release of proceeds from impound accounts; provided that the aggregate amount of Investments not in existence as of February 1, 1988 shall not exceed $3,000,000 (without giving effect to any write-down) at any time and further, provided no such Investment shall have remained outstanding for a period in excess of 120 days;

                  (j) Investments by FSI or TEC in any limited partnership of which FSI or TEC is the general partner or in any corporation of which FSI or TEC is manager; provided that (i) such Investment does not exceed a nominal initial investment plus unreimbursed organizational and offering expenses incurred as a sponsor of such limited partnership or corporation, which are syndications of investment funds, (ii) all Debt of such Person shall be Non-Recourse to the Company and its Subsidiaries except FSI or TEC, as applicable, and (iii) such Person shall be engaged in a business reasonably similar to any of the businesses engaged in by the Company and its Subsidiaries as of the date of this Agreement;

                  (k) Investments by the Company in TEC Acquisub, Inc. consisting of capital contributions solely to the extent necessary to make down payments of up to 20% of the purchase price of Equipment acquired by TEC Acquisub, Inc.;

                  (l) Investments by the Company in Subsidiaries and Joint Ventures to the extent permitted under Section 6.16;

                  (m)  Investments by the Company or TEC in Residual  Interests;
and

                  (n) Investments by the Company in leveraged leases.

                  6.22 Notice of Default and Event of Default. Immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, the Company shall deliver to the Collateral Agent and the holders of the then Outstanding Notes a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto.

                  6.23 Reports and Rights of Inspection. The Company will keep proper books of record and account in which full and correct entries will be made of all dealings or transactions of or in relation to the business and affairs of the Company and the Subsidiaries, in accordance with generally accepted principles of accounting consistently maintained (except for changes disclosed in the financial statements furnished pursuant to this Section 6.23 and concurred in by the Independent Public Accountants referred to in Section 6.23(b)), and will furnish to each holder of the then Outstanding Notes and the Collateral Agent (in duplicate if so specified below or otherwise requested):

                  (a) Quarterly Statements. As soon as available and in any event within 45 days after the end of each quarterly fiscal period (except the last) of each calendar year, copies of:

                  (i) consolidated balance sheets of the Company and its Subsidiaries and their respective successors as of the close of such period, and

                  (ii) consolidated statements of income, cash flows and owners' equity of the Company and its Subsidiaries and their respective successors for the portion of the calendar year ending with such period, in each case setting forth in comparative form the figures for the corresponding period of the preceding calendar year, all in reasonable detail and certified as complete and correct, subject to changes resulting from year-end adjustments, by an authorized financial officer of the Company;

                  (b) Annual Statements. As soon as available and in any event within 120 days after the end of each calendar year, copies in duplicate of:

                  (i) consolidated balance sheets of the Company and its Subsidiaries and their respective successors as of the close of such calendar year, and

                  (ii) consolidated statements of income, cash flows and owners' equity of the Company and its Subsidiaries and their respective successors for such calendar year, in each case setting forth in comparative form the figures for the preceding calendar year, all in reasonable detail and accompanied by an unqualified opinion thereon of a firm of an Independent Public Accountant selected by the Company to the effect that the financial statements have been prepared in accordance with generally accepted accounting principles and that the examination of such accountants in connection with such financial statements has been made in accordance with GAAP and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

                  (c) Audit Reports. Promptly upon receipt thereof, one copy of each interim or special audit, if any, of the Company made by independent accountants;

                  (d) Compliance Certificates. As soon as practicable and in any event within 60 days after the end of each fiscal quarter of the Company (including, without limitation, the fiscal quarter of the Company most recently completed prior to the date hereof), except with respect to the final fiscal quarter of each fiscal year, in which case as soon as possible and in any event within 120 days after the end of such fiscal quarter, a Compliance Certificate dated on the execution date thereof but effective as of the last day of such fiscal quarter, duly executed by a Responsible Officer of the Company, with appropriate insertions satisfactory to the Required Noteholders, in their sole discretion;

                  (e) SEC Filings. As soon as available and in no event later than five Business Days after the same shall have been filed with the SEC, a copy of each Form 8-K Current Report, Form 10-K Annual Report, Form 10-Q Quarterly Report, Annual Report to Shareholders, Proxy Statement or Registration Statement of the Company or any of its Subsidiaries;

                  (f) Aged Accounts Receivable and Delinquency Reports. Within 30 days after the last day of each calendar month (including, without limitation, each of the three months most recently ended prior to the date hereof), a report showing the aggregate aged accounts receivable of rental payments due under Leases and, as to rental payments more than 90 days past due from a single Lessee which exceed $25,000, after applicable reserves, a description of such delinquent obligations, identifying the amount of the rental payment due but not paid, the name of the Lessee under such Lease, and information explaining or otherwise relating to the failure of the rental payments to have been received when due;

                  (g) Equipment Disposition Report. Within 60 days after the last day of each calendar quarter, a Disposition Report of all Equipment constituting Collateral as to which a Disposition occurred during such quarter;

                  (h) Casualty Loss Report. Within 45 days after any Casualty Loss affecting Collateral having an Appraised Value of $1,000,000 or greater, a report describing such Casualty Loss;

                  (i) Equipment Substitution Report. Within 60 days after the last day of each calendar quarter, a Substitution Report of all Equipment acquired by the Company and added to the Collateral during such month;

                  (j) Annual Report and Additional  Reports of Appraised  Value.
(i) As soon as available and in any event within 120 days after the end of each calendar year, and at any time as required by the Required Noteholders (but in no event (A) more often than once per calendar year per category of Equipment (in addition to the required annual report) or (B) within 90 days from the most recent report from an Independent Appraiser under this Section 6.23(j)) a report from the Independent Appraiser which sets forth the Appraised Value of each item of Equipment constituting Collateral, and (ii) within 60 days after the end of each calendar quarter, a report from the Company which sets forth the Appraised Value of each Item of Equipment constituting Collateral and is otherwise in a form, and is based on assumptions satisfactory to, the Required Noteholders.

                  (k) Master Lease Summary Report. Within 45 days after the last day of each calendar quarter, a report listing each item of Equipment constituting Collateral and the Capitalized Cost thereof, and including with respect to each suchitem (other than with respect to (i) Rental Yard Trailers, (ii) marine vessels subject to a Marine Vessel Pooling Arrangement, and (iii) marine containers subject to a Marine Container Pooling Arrangement), showing the Lease with respect thereto and describing, as to each such Lease, the Lessee thereunder, the then current monthly rental payment thereunder, the initial term thereof, the scheduled expiration date thereof and such other information relating to such Lease as the Required Noteholders may reasonably require, and listing separately with respect to all (1) Rental Yard Trailers, (2) marine containers subject to Marine Container Pooling Arrangements and (3) marine vessels subject to Marine Vessel Pooling Arrangements, the aggregate utilization thereof and the aggregate lease or rental revenue obtained therefrom, in each case based on the best information then reasonably available to the Company;

                  (l) ERISA. (i) Promptly and in any event within ten days after the Company knows or has reason to know of the occurrence of a Reportable Event with respect to a Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement of a Responsible Officer of the Company setting forth details as to such Reportable Event and the action which the Company or an ERISA Affiliate, as appropriate, proposes to take with respect thereto; (ii) promptly and in any event within ten days after the Company knows or has reason to know of the occurrence of any Prohibited Transaction that could result in liability, directly or indirectly, to the Company or an ERISA Affiliate, a written notice signed by a Responsible Officer of the Company specifying the nature thereof, what action the Company or the ERISA Affiliate, as appropriate, is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the IRS, the Department of Labor or the PBGC with respect thereto, (iii) promptly after receipt of each actuarial report for anyPlan and each annual report for any Multiemployer Plan, true and complete copies of each such report, (iv) immediately upon becoming aware that a Multiemployer Plan has been terminated, that the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or that the PBGC has instituted or intends to institute proceedings under Title IV of ERISA to terminate a Multiemployer Plan, a written notice signed by a Responsible Officer of the Company specifying the nature of such occurrence and any other information relating thereto requested by the Agent, (v) promptly and in any event within ten days after the Company knows or has reason to know of any condition existing with respect to a Plan that presents a material risk of termination of the Plan, imposition of an excise tax, requirement to provide security to the Plan or incurrence of other liability by the Company or any ERISA Affiliate a statement of a Responsible Officer of the Company describing such condition; (vi) at least ten days prior to the filing by any plan administrator of a Plan of a notice of intent to terminate such Plan, a copy of such notice; (vii) at least ten days prior to the filing thereof with the Secretary of the Treasury, a copy of any application by the Company or an ERISA Affiliate for a waiver of the minimum funding standard under Section 412 of the Code; (viii) promptly and in noevent more than ten days after the filing thereof with the IRS, copies of each annual report which is filed on Form 5500, together with certified financial statements for the Plan (if any) as of the end of the applicable plan year and actuarial statements on Schedule B to such Form 5500; (ix) promptly and in any event within ten days after it knows or has reason to know of any event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, a statement of a Responsible Officer of the Company describing such event or condition; (x) promptly and in no event more than ten days after receipt thereof by the Company or any ERISA Affiliate, a copy of each notice received by the Company or an ERISA Affiliate concerning the imposition of any withdrawal liability with respect to a Multiemployer Plan; (xi) promptly after receipt thereof a copy of any notice the Company or any ERISA Affiliate may receive from the PBGC or the IRS with respect to any Plan or Multiemployer Plan; provided, that this subsection; and (xii) shall not apply to notices of general application promulgated by the PBGC or the IRS;

                  (m) Supplemental Information; Notice of Material Adverse Effect, Default or Event of Default. Immediately upon becoming aware of any event that has resulted in or could reasonably be expected to result in a Material Adverse Effect, Default or Event of Default, notice with respect thereto, and if no notice under this Section 6.23(m) or Section 6.22 is given within any calendar year, within 60 days after the end of each such calendar year, a certificate by a Responsible Officer of the Company stating that no Material Adverse Effect, Default or Event of Default has occurred during such calendar year and that the Company was in compliance with the covenants contained in Article 6 during such calendar year;

                  (n) Supplemental Disclosure. Immediately upon becoming aware of any material matter hereafter arising which, if existing or occurring at the date ofthis Agreement, would have been required to be set forth or described by the Company in this Agreement or any of the other Note Documents (including all Schedules and Exhibits hereto or thereto) or which is necessary to correct any information set forth or described by the Company hereunder or thereunder or in connection herewith which has been rendered inaccurate thereby;

                  (o) Requested Information. With reasonable promptness, such other data and information as the Collateral Agent, the Rating Agency or any holder of the then Outstanding Notes may reasonably request; and

                  (p) Information Required by Rule 144A. The Company will, upon the request of the holder of any Outstanding Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

                  Without limiting the foregoing, the Company will permit each holder of a then Outstanding Note that is a financial institution or an insurance company or that represents holders of at least 10% in aggregate principal amount of the Outstanding Notes (or such Persons as any of them may designate), (in each case while a Default or Event of Default has occurred and is continuing at the Company's expense with respect to out-of-pocket expenses) to visit and inspect, the Company's books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss the Company's affairs, finances and accounts with its respective officers, employees, and independent public accountants (and by this provision the Company authorizes said accountants to discuss with such Note holders and their respective designees the finances and affairs of the Company) all at such reasonable times and as often as may be reasonably requested.

                  6.24 Amendment of Note Documents. Without the prior written consent of the Required Noteholders, the Company will not amend in any material respect any one or more of the Note Documents.

                  6.25 Subordinated Debt.

                  (a) The Company shall not make any payment in respect of any Approved Subordinated Debt other than regularly scheduled installments of principal, interest and fees, in and to the extent provided for under the terms of such Approved Subordinated Debt as presently existing or as amended hereafter as permitted by this Agreement; provided, however that no such payment shall be made if, as of the date of such payment, any Event of Default or Default shall have occurred and be continuing or if, immediately after giving effect to such payment, any Event of Default or Default would have occurred. Notwithstanding the foregoing, regularly scheduled payments of principal and interest under the Principal Mutual Note Agreement may be made unless prohibited by the terms of
Section 9 thereof, as in effect on the date of this Agreement or subsequently amended as permitted by this Agreement.

                  (b) The Company shall not amend or modify any provision contained in any documentation relating to the Approved Subordinated Debt or the Company's Series A Cumulative Convertible Preferred Stock to which the Company is a party (i) relating to the principal, interest or repayment schedule of any of such Debt or relating to dividends payable with respect to such Preferred Stock or (ii) the amendment or modification of which could reasonably be expected to materially and adversely affect the holders of the Notes, except as approved by the Required Noteholders in accordance with the terms hereof, and the Company shall not permit any of its Subsidiaries to amend or modify any provision contained in any documentation relating thereto to which such Subsidiary is a party.

                  6.26 Distributions by Subsidiaries. The Company shall cause each Subsidiary to distribute to the Company all of its available cash to the extent it is not reasonably necessary for the operation of such Subsidiary's business.

                  6.27 Further Assurances. In addition to the obligations and documents that this Agreement requires the Company to perform, the Company shall (and shall cause any of its Subsidiaries to) promptly upon request by the Collateral Agent or the Required Noteholders do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Collateral Agent or the Required Noteholders, as the case may be, may reasonably require from time to time in order (i) to effectuate the purposes of this Agreement or any other Note Document, (ii) to perfect and maintain the validity, effectiveness and priority of any of the Note Documents and the Security Liens intended to be created thereby, and (iii) to assure, convey, grant, assign, transfer, preserve, protect and confirm to the Collateral Agent and the Required Noteholders the rights granted or now or hereafter intended to be granted to the Collateral Agent or the Required Noteholders under any Note Document or the Collateral Agency Agreement or under any other document executed in connection therewith.

                  6.28 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise fall within the limitations of, another covenant, shall not avoid the occurrence of a Default or Event of Default if such action is taken or condition exists.

                  SECTION 7. COLLATERAL AGENT.

                  The Company hereby covenants and agrees to pay the Collateral Agent from time to time, and the Collateral Agent shall be entitled to, compensation as agreed for all services rendered by it hereunder and under the other Note Documents and in the exercise and performance of any of its powers and duties hereunder and thereunder, which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, and the Company covenants and agrees to pay or reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with the provisions of this Agreement, the Collateral Agency Agreement or the other Note Documents (including the reasonable compensation and the expenses and disbursements of its counsel and of all the Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence or wilful misconduct. Except as is expressly set forth in this Agreement or the Note Documents, the Collateral Agent agrees that it shall have no right against any Holder for the payment of compensation for its services hereunder or under any of the Note Documents or any expenses or disbursements incurred in connection with the exercise and performance of its powers and duties hereunder or thereunder or any indemnification against liability that it may incur in the exercise and performance of such powers and duties, but on the contrary shall, subject to the provisions hereof, look solely to the Company for such payment and indemnification. THE COMPANY HEREBY INDEMNIFIES THE COLLATERAL AGENT FOR, AND HOLDS IT HARMLESS AGAINST, ANY LOSS, LIABILITY OR EXPENSE INCURRED WITHOUT GROSS NEGLIGENCE OR WILFUL MISCONDUCT ON ITS PART, ARISING OUT OF OR IN CONNECTION WITH THE ACCEPTANCE OR ADMINISTRATION OF THIS AGREEMENT, THE OTHER NOTE DOCUMENTS OR THE COLLATERAL AGENCY AGREEMENT, INCLUDING THE COSTS AND EXPENSES OF DEFENDING ITSELF AGAINST ANY CLAIM OR LIABILITY IN CONNECTION WITH THE EXERCISE OR PERFORMANCE OF ANY OF ITS POWERS OR DUTIES HEREUNDER AND UNDER THE NOTE DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY LOSS, LIABILITY OR EXPENSE RELATING TO FEDERAL, STATE, LOCAL, OR FOREIGN LAW, INCLUDING SECURITIES, ENVIRONMENTAL LAW AND COMMERCIAL LAW OR OTHER REQUIREMENTS OF LAW, WHICH ARISES UNDER COMMON LAW OR AT

       EQUITY OR IN CONTRACT OR OTHERWISE. THE FOREGOING INDEMNITY SHALL
       COVER LOSSES, LIABILITIES OR EXPENSES RESULTING FROM THE ORDINARY
            NEGLIGENCE OF THE COLLATERAL AGENT, WHETHER SOLE, JOINT,
                          CONTRIBUTORY OR CONCURRENT.

SECTION 8. AMENDMENTS, WAIVERS AND CONSENTS.

                  8.1 Consent Required. Any term, covenant, agreement or condition of this Agreement may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if and only if the Company shall have obtained the consent in writing of the Required Noteholders; provided that without the written consent of the holders of all of the then Outstanding Notes, no such waiver, modification, alteration or amendment shall be effective (i) which will extend the time of payment of the principal of or the interest on any Note or reduce the principal amount thereof or change the rate of interest thereon, or (ii) which will change any of the provisions with respect to optional prepayments, or (iii) which will change the percentage of holders of the Notes required to consent to any such amendment, alteration or modification or to take any other action or give any other consent under this Agreement; and further provided that without the consent in writing of the Collateral Agent, no such waiver, modification, alteration or amendment shall be effective which will change Section 5.10(a), Article 7 or this Section 8.1.

                  8.2 Effect of Amendment or Waiver. Any such amendment or waiver shall apply equally to all of the holders of the then Outstanding Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

SECTION 9. MISCELLANEOUS; EXPENSES, TAXES AND INDEMNIFICATION.

                  9.1 Successors and Assigns. Neither this Agreement nor any of the rights or obligations hereunder can be assigned by the Company without the prior written consent of the Required Noteholders. Subject to the immediately preceding sentence, whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Agreement contained by or on behalf of the Company shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

                  9.2 Partial Invalidity. The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

                  9.3 Communications. All communications provided for herein shall be in writing and shall be (unless otherwise required by the specific provision hereof in respect of any matter) delivered personally, deposited in the United States mail, first class, or sent by telecopy or telefax and confirmed by United States first class mail, addressed as follows:

                               If to the Company:

                            PLM International, Inc.
                                   One Market
                        Steuart Street Tower, Suite 900
                          San Francisco, CA 94105-1301
               Attn: Chief Financial Officer and General Counsel
                            Telecopy: (415) 905-7256
                        Telephone number: (415) 974-1399

                  If to the holders of the Notes,  to the addresses set forth on
Schedule 1.

                          If to the Collateral Agent:

                             Bankers Trust Company
                               Four Albany Street
                               New York, NY 10006
           Attn: Corporate Trust and Agency Group, Corporate Services
                            Telecopy: (212) 250-6961
                        Telephone number: (212) 250-6648

                  or to any such party at such other address as any such party may designate by notice duly given in accordance with this Section to the other parties. All notices shall be effective only upon receipt.

                  9.4 Governing Law. This Agreement and the Notes shall be construed in accordance with and governed by the laws of the State of Texas (without regard to conflicts of laws principles) and applicable federal law.

                  9.5 Maximum Interest Payable. Each of the Company and the holders of the Notes specifically intend and agree to contractually limit the amount of interest payable under this Agreement, the Notes and all other Note Documents to the maximum rate or amount of interest permitted under applicable law. If applicable law is ever construed so as to render usurious any amounts called for under this Agreement, the Notes or any other Note Document, orcontracted for, charged, taken, reserved or received with respect to the extension of credit evidenced hereby and thereby, or if acceleration of maturity of any of the Notes or if any prepayment by the Company results in the Company having paid, or demand having been made on the Company to pay, any interest in excess of that permitted by applicable law, then all excess amounts theretofore received by the holder or holders of the Notes shall be credited on the principal balances of the Notes (or, if the Notes have been or would thereby be repaid in full, refunded to the Company), and the provisions of this Agreement, the Notes and the other Note Documents and any demand on the Company shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder shall immediately be reduced, without the necessity of the execution of any new document, so as to comply with applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of the Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and no holder of the Notes intends to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to any holders of the Notes, for the use, forbearance or detention of the indebtedness evidenced hereby and thereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the applicable usury ceiling. As used herein, the term "interest" means interest as determined under applicable law, regardless of whether denominated as interest in this Agreement, the Notes or the other Note Documents. The provisions of this Section 9.5 shall control over all other provision of this Agreement, any Notes and any other Note Documents.

                  9.6  Counterparts.   This  Agreement  may  be  executed,   and
delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Agreement.

                  9.7 Headings etc. Any headings or captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect. All references herein or in any other Note Document to the masculine, feminine or neuter gender shall also include and refer to each other gender not so referred to.

                  9.8 Amendments. This Agreement may, subject to the provisions of Article 8 hereof, from time to time and at any time, be amended or supplemented by an instrument or instruments in writing executed by the parties hereto.

                  9.9 Benefits of Agreement Restricted to Parties and Note Holders. Nothing in this Agreement expressed or implied is intended or shall be construed to give to any Person other than the Company, the holders of the Notes and the Collateral Agent and their respective permitted successors and assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or provision herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Company, the holders of the Notes and the Collateral Agent and their respective permitted successors and assigns.

                  9.10 Waiver of Notice. Whenever in this Agreement the giving of notice by mail or otherwise is required, the giving of such notice may be waived only in writing by the Person or Persons entitled to receive such notice.

                  9.11 Holidays. In any case where the date of maturity of interest or principal on the Notes or the date fixed for any payment (in whole or in part) of any Note or the day for performance of any act or the exercising of any right, as provided herein, shall not be a Business

                  Day, then payment of such interest on or principal of the Notes may be made or such act performed or right exercised, on the next succeeding Business Day, with the same force and effect as if done on the nominal date provided herein.

                  9.12 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or combination or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP, consistently applied, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

                  9.13 Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                  9.14 Exhibits. All references herein to Exhibits or Schedules shall be to the Exhibits and Schedules attached to this Agreement unless the context otherwise requires reference to an exhibit or schedule to another document. All Exhibits and Schedules attached to this Agreement are made a part hereof for all purposes.

                  9.15  Satisfaction and Discharge of Agreement.  If at any time
(a) the Company shall pay and discharge the entire indebtedness on all Notes hereunder by paying or causing to be paid the principal of, and Make-Whole
Amounts (if any) and interest on, all Notes hereunder, as and when the same become due and payable or (b) all such Notes shall have bee with respect to the Collateral, provided that such waiver shall not extend to rights that Bankers Trust Company has as Collateral Agent or Secured Party for the benefit of the Lenders.

                  SECTION 4.03. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 4.04. Addresses for Notices. All notices and other communications provided for hereunder shall, if to the PLMI, be given in accordance with the requirements of the Note Agreement or, if to Secured Party, be given in accordance with the terms of the Collateral Agency Agreement, or if to PLM Rental or Australia Air, be given care of PLMI in accordance with the requirements of the Note Agreement.

                  SECTION 4.05. Continual Security Interest; Assignments under Note Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under this Agreement (provided that Sections 4.01 and 4.02 hereof shall survive the termination of this Agreement), (ii) be binding upon the Debtor and its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Secured Party for the benefit of itself and the Lenders and their respective successors, transferees and assigns. Upon payment in full of the Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination, the Secured Party will, at the Debtor's expense, return to the Debtor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination.

                  SECTION 4.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

                  SECTION 4.07. Counterparts. This Agreement may be executed in multiple original counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument.

                  SECTION 4.08. Concerning the Secured Party. Notwithstanding anything contained in this Agreement to the contrary, this Agreement has been accepted by Bankers Trust Company not in its individual capacity but solely as Secured Party and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Debtor hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Debtor, and under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Debtor.

                  IN WITNESS WHEREOF, the Debtor and Secured Party have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                         PLM INTERNATIONAL, INC.


                                          By:___________________________________
                                                                           Name:
                                                                          Title:


                                                                PLM RENTAL, INC.


                                          By:___________________________________
                                                                           Name:
                                                                          Title:


                                                               PLM AUSTRALIA AIR


                                          By:___________________________________
                                                                           Name:
                                                                          Title:


                                                          BANKERS TRUST COMPANY,
                                                 not in its individual capacity,
                                                  but solely as Collateral Agent


                                          By:___________________________________
                                                                           Name:
                                                                          Title:







                                             CASH COLLATERAL AGREEMENT
                                                  (Bankers Trust)

                                  Exhibit A-1

                            PLM INTERNATIONAL, INC.

                  9.78% SERIES A SENIOR SECURED NOTE DUE 2001



$10,000,000.00 June 30, 1994                                   No. _


         PLM International, Inc., a Delaware corporation (the "Company"), for value received, promises and agrees to pay to _____________________________ or its registered assigns (the "Purchaser"), at such place as Purchaser has designated under Schedule I to the Note Agreement (defined below) (or such other place as the Purchaser may designate from time to time as provided in the Note Agreement) the principal sum of ________________ AND 00/100 DOLLARS ($___________________), in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount hereof at such office, in like money and funds, for the period commencing on June 30, 1994, until paid in full, at the rate of 9.78% per annum; provided that if at any time the Notes (as defined in the Note Agreement) are rated NAIC3 or lower by the NAIC (as defined in the Note Agreement), then effective upon such downgrading and continuing until the Notes are rated higher than NAIC3, such rate shall automatically be increased by 1% per annum. Any past due principal or interest shall accrue interest at a rate equal to the higher of (i) the sum of a varying rate per annum that is equal to the interest rate publicly quoted by Texas Commerce Bank National Association from time to time as its prime commercial or similar reference interest rate, with adjustments in that varying rate to be made on the same date as any change in that rate, plus 2% and (ii) 11.78, in no event, however, to exceed the maximum rate permitted by applicable law.

         Interest on this note shall be payable quarterly on March 31, June 30, September 30, and December 31 of each year, commencing September 30, 1994 (or if any such date is not a Business Day (as defined in the Note Agreement), on the first Business Day after such date) and at maturity. Principal on this note shall be payable quarterly on March 31, June 30, September 30, and December 31 of each year, commencing June 30, 1997 (or if any such date is not a Business Day, on the first Business Day after such date), in the amounts set forth in the Note Agreement. In addition to and cumulative of any payments required to be made against this note pursuant to the Note Agreement, this note, including all principal and accrued interest then unpaid, shall be due and payable on June 30, 2001, its final maturity. All payments shall be applied first to accrued interest and the balance to principal, except as otherwise expressly provided in the Note Agreement.

         This note is issued pursuant to and shall have the benefit of that certain Note Agreement dated as of June 30, 1994, by and among the Company and the Purchasers named therein (such Note Agreement together with all amendments or supplements thereto, being called the "Note Agreement"), and that certain Note Purchase Agreement dated as of June 30, 1994, by and among the Company and the Purchaser (such Note Purchase Agreement together with all amendments or supplements thereto, being called the "Note Purchase Agreement"). Capitalized terms used but not otherwise defined in this note shall have the respective meanings given them in the Note Agreement.

         Except only for any notices which are specifically required by the Note Agreement, the Company and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including but not limited to notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guarantee or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete enforceability of any guarantee or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

         The Note Agreement provides for the acceleration of the maturity of this note and the payment of the Make-Whole Amount upon the occurrence of certain events and for prepayment hereof and the payment of the Make-Whole Amount upon the terms and conditions specified therein. Reference is made to the Note Agreement and the Note Purchase Agreement for all other pertinent purposes.

         This note is a registered note and, as provided in the Note Agreement, is transferable on the note register of the Company designated in the Note Agreement upon notice to the Company accompanied by a written instrument of transfer reasonably satisfactory to the Company duly executed by, or on behalf of, the registered payee hereof and such other information required by the Note Agreement. Subject to the provisions of the Note Agreement, the Company may treat the person whose name appears in the note register as the owner hereof for the purpose of receiving payment as herein provided.

         It is expressly stipulated and agreed to be the intention of the Purchaser and the Company to comply at all times with applicable laws governing the maximum rate or amount of interest payable on or in connection with this note. Accordingly, if any of the transactions contemplated hereby would be usurious under applicable law now or hereafter governing the interest payable hereunder (including applicable United States federal law or applicable state law, to the extent not preempted by United States federal law), then, in that event, notwithstanding anything to the contrary in this note or any other agreement entered into in connection with or as security for this note, it is agreed as follows: (x) the aggregate of all consideration that constitutes interest under applicable law that is contracted for, charged, taken, reserved, or received under this note or under any of the other aforesaid agreements or otherwise in connection with this note under no circumstances shall exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this note by the payee thereof (or if such note shall have been paid in full, refunded to the Company); and (y) in the event that maturity of this note is accelerated by reason of an election by the Purchaser resulting from any Event of Default or otherwise, or in the event of any required or permitted prepayment or conversion, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this note or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this note (or if this note shall have been paid in full, refunded to the Company), and the provisions of this note and any other agreements entered into in connection with or as security for such note shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced accordingly, without the necessity of the execution of any new document, so as to comply with the then applicable law. Determination of the rate of interest for purposes of determining whether this transaction is usurious under any applicable laws, to the full extent permitted by applicable law, shall be made by amortizing, prorating, allocating, and spreading throughout the full stated term hereof until payment in full, all sums at any time contracted for, charged, taken, reserved, or received from the Company for the use, forbearance, or detention of money in connection herewith.

         This note is entitled to the benefits and security afforded by the Note Agreement and the Note Documents.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF TEXAS FROM TIME TO TIME IN EFFECT.

                                                         PLM INTERNATIONAL, INC.
                                  Exhibit A-2


                            PLM INTERNATIONAL, INC.

              FLOATING RATE SERIES B SENIOR SECURED NOTE DUE 2001



$_______________ June 30, 1994                                     No. ___


         PLM International, Inc., a Delaware corporation (the "Company"), for value received, promises and agrees to pay to _________________________ or its registered assigns (the "Purchaser"), at such place as Purchaser has designated under Schedule I to the Note Agreement (defined below) (or such other place as the Purchaser may designate from time to time as provided in the Note Agreement)
the                     principal                     sum                     of
_________________________________________________________________________    AND
00/100 DOLLARS ($_______________), in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount hereof at such office, in like money and funds, for the period commencing on June ___, 1994, until paid in full, at a floating rate per annum equal to the Applicable Libor Rate, as defined in the Note Agreement, in effect from time to time; provided that if at any time the Notes (as defined in the Note Agreement) are rated NAIC3 or lower by the NAIC (as defined in the Note Agreement), then effective upon such downgrading and continuing until the Notes are rated higher than NAIC3, such rate shall automatically be increased by 1% per annum. Any past due principal or interest shall accrue interest at a rate equal to [the higher of (i) the sum of a varying rate per annum that is equal to the interest rate publicly quoted by Texas Commerce Bank National Association from time to time as its prime commercial or similar reference interest rate, with adjustments in that varying rate to be made on the same date as any change in that rate, plus 2% and (ii) 11.78%, in no event, however, to exceed the maximum rate permitted by applicable law.

         Interest on this note shall be payable quarterly on March 31, June 30, September 30, and December 31 of each year, commencing September 30, 1994 (or if any such date is not a Business Day (as defined in the Note Agreement), on the first Business Day after such date) and at maturity. Principal on this note shall be payable quarterly on March 31, June 30, September 30, and December 31 of each year, commencing September 30, 1997 (or if any such date is not a Business Day, on the first Business Day after such date), in the amounts set forth in the Note Agreement. In addition to and cumulative of any payments required to be made against this note pursuant to the Note Agreement, this note, including all principal and accrued interest then unpaid, shall be due and payable on June 30, 2001, its final maturity. All payments shall be applied first to accrued interest and the balance to principal, except as otherwise expressly provided in the Note Agreement.

         This note is issued pursuant to and shall have the benefit of that certain Note Agreement dated as of June 30, 1994, by and among the Company and the Purchasers named therein (such Note Agreement together with all amendments or supplements thereto, being called the "Note Agreement"), and that certain Note Purchase Agreement dated as of June 30, 1994, by and among the Company and the Purchaser (such Note Purchase Agreement together with all amendments or supplements thereto, being called the "Note Purchase Agreement"). Capitalized terms used but not otherwise defined in this note shall have the respective meanings given them in the Note Agreement.

         Except only for any notices which are specifically required by the Note Agreement, the Company and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including but not limited to notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guarantee or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete enforceability of any guarantee or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

         The Note Agreement provides for the acceleration of the maturity of this note and the payment of the Make-Whole Amount upon the occurrence of certain events and for prepayment hereof and the payment of the Make-Whole Amount upon the terms and conditions specified therein. Reference is made to the Note Agreement and the Note Purchase Agreement for all other pertinent purposes.

         This note is a registered note and, as provided in the Note Agreement, is transferable on the note register of the Company designated in the Note Agreement upon notice to the Company accompanied by a written instrument of transfer reasonably satisfactory to the Company duly executed by, or on behalf of, the registered payee hereof and such other information required by the Note Agreement. Subject to the provisions of the Note Agreement, the Company may treat the person whose name appears in the note register as the owner hereof for the purpose of receiving payment as herein provided.

         It is expressly stipulated and agreed to be the intention of the Purchaser and the Company to comply at all times with applicable laws governing the maximum rate or amount of interest payable on or in connection with this note. Accordingly, if any of the transactions contemplated hereby would be usurious under applicable law now or hereafter governing the interest payable hereunder (including applicable United States federal law or applicable state law, to the extent not preempted by United States federal law), then, in that event, notwithstanding anything to the contrary in this note or any other agreement entered into in connection with or as security for this note, it is agreed as follows: (x) the aggregate of all consideration that constitutes interest under applicable law that is contracted for, charged, taken, reserved, or received under this note or under any of the other aforesaid agreements or otherwise in connection with this note under no circumstances shall exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this note by the payee thereof (or if such note shall have been paid in full, refunded to the Company); and (y) in the event that maturity of this note is accelerated by reason of an election by the Purchaser resulting from any Event of Default or otherwise, or in the event of any required or permitted prepayment or conversion, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this note or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this note (or if this note shall have been paid in full, refunded to the Company), and the provisions of this note and any other agreements entered into in connection with or as security for such note shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced accordingly, without the necessity of the execution of any new document, so as to comply with the then applicable law. Determination of the rate of interest for purposes of determining whether this transaction is usurious under any applicable laws, to the full extent permitted by applicable law, shall be made by amortizing, prorating, allocating, and spreading throughout the full stated term hereof until payment in full, all sums at any time contracted for, charged, taken, reserved, or received from the Company for the use, forbearance, or detention of money in connection herewith.

         This note is entitled to the benefits and security afforded by the Note Agreement and the Note Documents.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF TEXAS FROM TIME TO TIME IN EFFECT.

                                                     EXHIBIT B



                                             CASH COLLATERAL AGREEMENT
                                                   (First Union)


         THIS CASH COLLATERAL AGREEMENT (FIRST UNION) (this "Agreement") is made as of June 30, 1994, by PLM International, Inc. ("PLMI"), PLM Australia Air ("Australia Air"), PLM Rental, Inc. ("PLM Rental", with PLMI, Australia Air, and PLM Rental herein collectively referred to as the "Debtor"), and the Collateral Agent herein referred to (the "Secured Party").

                                                     RECITALS

         A. On even date herewith, Sun Life Insurance Company of America, Alexander Hamilton Life Insurance Company of America, American Life and Casualty Insurance Company, and Republic Western Insurance Company (collectively, together with each other holder of the Notes now or hereafter issued pursuant to the Note Agreement referred to below, the "Lenders") and the PLMI are executing a certain Note Agreement (such agreement, as the same may from time to time be amended or supplemented, being hereinafter referred to as the "Note Agreement").

         B. Also on even date herewith, each of the Lenders and the Debtor are executing certain Note Purchase Agreements (such agreements, as the same may from time to time be amended or supplemented, being herein referred to collectively as the "Note Purchase Agreement") pursuant to which upon the terms and conditions stated therein, the Lenders agree to purchase certain Notes issued by the PLMI.

         C. On even date herewith, the Lenders and Bankers Trust Company (not in its individual capacity, but solely as Collateral Agent) have executed a certain Collateral Agency Agreement (the "Collateral Agency Agreement") pursuant to which the Lenders have appointed Bankers Trust Company to act as their Collateral Agent.

         D. The Note Documents (as such term is defined in the Note Agreement) provide for various amounts to be transferred from time to time to the First Union Cash Collateral Account. This Agreement sets forth the mechanisms by which the First Union Cash Collateral Account will be established and maintained.

         E. Australia Air and PLM Rental have executed certain Security Documents (as such term is defined in the Note Agreement) pledging and granting security interests in certain of their assets as security for the Obligations (as such term is hereinafter defined). PLM Rental and Australia Air are wholly-owned subsidiaries of PLMI. As such, PLM Rental and Australia Air will obtain benefits as a result of the execution and delivery of the Note Agreement and the other Note Documents, and it is in the best interest of PLM Rental and Australia Air to grant a security interest in the Collateral hereinafter described, and the execution of this Agreement is necessary or convenient to the conduct, promotion or attainment of the business of PLM Rental and Australia Air and it is also necessary or convenient to the conduct, promotion or attainment of the business of PLMI. Accordingly, PLM Rental and Australia Air are willing to grant a security interest in the Collateral hereinafter described as security for the Obligations.

         F. The Lenders have conditioned their respective obligations under the Note Agreement and the Note Purchase Agreement upon the execution and delivery by the Debtor of this Agreement, and Debtor has agreed to enter into this Agreement.

         F. Therefore, in order to comply with the terms and conditions of the Note Agreement and the Note Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party agree as follows:

                                                     ARTICLE 1

                                                    DEFINITIONS

         SECTION 1.01. Terms Defined Above or in the Note Agreement. As used in this Agreement, the terms defined above shall have the meanings respectively assigned to them. Other capitalized terms that are defined in the Note Agreement but which are not defined herein shall have the same meanings set forth in the Note Agreement.


         Section 1.02. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

         "Account" shall mean that certain non-interest bearing account number 2000000620938 established with First Union, with such account being named "BT/PLM Cash Collateral Account," which account shall be the First Union Cash Collateral Account. The Account shall also include any Permitted Investments purchased from time to time with funds on deposit in the Account.

         "Collateral" shall have the meaning set forth in Section 2.01 hereof.

         "Collateral Agent" shall mean that Person then acting as Collateral Agent pursuant to the terms of the Collateral Agency Agreement.

         "First Union" shall mean First Union National Bank of North Carolina.

         "Obligations" shall mean all the indebtedness and other obligations of PLMI to the Lenders now or hereafter existing under or in connection with the Note Agreement, the Notes and the Note Purchase Agreement. The Obligations shall also include all interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by Secured Party (including, without limitation, the Collateral Agent's expenses, compensation for the services of the Collateral Agent and indemnities from the Debtor to the Collateral

Agent) and the Lenders in connection with the execution, administration or enforcement of Secured Party's or any of the Lenders' rights and remedies hereunder or under any other agreement with Debtor.

         "Permitted Investments" shall mean (a) investments in direct obligations of the United States of America; (b) investments in certificates of deposit of maturities less than one year issued by commercial banks in the United States having capital and surplus in excess of $200,000,000; and (c) investments in commercial paper of maturities of less than one year if at the time of purchase such paper is rated in either of the two highest rating categories of Standard & Poor's Ratings Group, Moody's Investor Service, Inc., or any other rating agency satisfactory to Required Noteholders and all earnings, proceeds, and products thereof; and (d) investments in money market funds having a rating from Standard & Poor's Rating Group or Moody's Investors Service, Inc. in the highest investment category granted thereby (including funds for which the Collateral Agent or any of its affiliates is investment manager or advisor).

                                                     ARTICLE 2

                                                                          PLEDGE

         SECTION 2.01. Pledge and Assignment. The Debtor hereby pledges and assigns to the Secured Party for the benefit of the Lenders, and grants to the Secured Party for the benefit of the Lenders a security interest in, all of the Debtor's right, title and interest in and to the following collateral (the "Collateral"), whether now existing or hereafter acquired, to secure the prompt payment of the Obligations:

                  (i) the Account, all funds and securities, if any, held from time to time therein and all certificates and instruments, if any, from time to time representing or evidencing the Account;

                  (ii) all Permitted Investments from time to time held by the Secured Party hereunder, and all certificates and instruments, if any, from time to time representing or evidencing the Permitted Investments;

                  (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Secured Party for or on behalf of the Debtor in substitution for or in addition to any of the then existing collateral;

                  (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing collateral; and

         (v) all proceeds of any and all of the foregoing collateral.

         SECTION 2.02. Delivery of Collateral. All certificates or instruments (including without limitation, any passbooks, key codes, signature cards or similar instruments) to enable the withdrawal of funds, if any, and all certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time in its discretion and without notice to the Debtor, to transfer to or to register in the name of the Secured Party or any of its custodians or nominees any or all of the Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing collateral for certificates or instruments of smaller or larger denominations.

         SECTION 2.03. Maintaining the Account. So long as any of the Obligations shall remain unpaid:

                  (a) The Debtor will maintain the Account with First Union or another financial institution acceptable to Required Noteholders.

                  (b) It shall be a term and condition of the Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Account, that no amount (including interest or other earnings on the Account) shall be paid, released or withdrawn from the Account except upon the express written instructions of the Secured Party.

         SECTION 2.04. Investment of Amounts in the Account. The Secured Party shall, subject to the provisions of Section 2.05 (concerning releases) and
Section 3.01 (concerning default), prior to the occurrence of an Event of Default, from time to time direct First Union to invest amounts on deposit in the Account in such Permitted Investments as PLMI may select and that are available. Secured Party shall in no event be liable for any investment loss on any investment selected by the Debtor. Any earnings or interest on funds deposited in the Account shall be retained in the Account and disbursed according to the provisions hereof.

         SECTION 2.05. Disbursement of Amounts. Amounts on deposit in the Account from time to time shall be disbursed in accordance with the provisions of Section 3.9 of the Note Agreement.

         SECTION 2.06. Representations and Warranties. The Debtor represents and warrants as follows:

                  (a) The Debtor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                  (b) The pledge and assignment of the Collateral pursuant to this Agreement create a valid and perfected first priority security interest in the Collateral, securing the payment of the obligations.

                  (c) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge and assignment by the Debtor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Debtor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by the Secured Party of its rights and remedies hereunder.

         SECTION 2.07. Further Assurances. The Debtor agrees that at any time and from time to time, at the expense of the Debtor, the Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION 2.08. Transfers and Other Liens. The Debtor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or permit to exist any lien, security interest option or other charge or encumbrance upon or with respect to any of the Collateral except for the security interest under this Agreement.

         SECTION 2.09. Secured Party Appointed by Attorney-in-Fact. The Debtor hereby appoints the Secured Party the Debtor's attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Debtor representing any interest payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

         SECTION 2.10. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

                                                     ARTICLE 3

                                                 DEFAULT REMEDIES

         SECTION 3.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, the privilege (if any) of the Debtor to direct Secured Party to withdraw funds from the Account shall immediately and automatically cease, and Secured Party may take any or all of the following actions without notice (except where expressly required below or in the Note Agreement) or demand to Debtor:

                  (a) The Secured Party may, without notice to the Debtor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Account against the Obligations or any part thereof.

                  (b) The Secured Party may also exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (the "Code") (whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Debtor of the time and place of any public sale or, the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the collateral may, in the discretion of the Secured Party, be held by the Secured Party as Collateral for, and/or then or at any time thereafter be applied against, all or any part of the Obligations as specified in
         Section 5.10 of the Note Agreement. Any surplus of such cash or cash proceeds shall be paid over to the Debtor or to whomsoever may, to the knowledge of the Secured Party, be lawfully entitled to receive such surplus.

                                                     ARTICLE 4

                                                   MISCELLANEOUS

         SECTION 4.01. Expenses. The Debtor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Debtor to perform or observe any other provisions hereof.

         SECTION 4.02. Secured Party. The Secured Party may consult with counsel and shall be fully protected in any action taken in accordance with such advice. The Secured Party shall have no responsibility for the genuineness or validity of any document deposited with it. The Secured Party shall incur no liability to the Debtor or any Lender or the Lenders arising out of any action taken by it hereunder, whether or not such action constitutes negligence, except for action constituting willful misconduct or gross negligence. In the event of any disagreement hereunder, or if conflicting demands or notices are made upon the Secured Party, the Secured Party may, at its option, refuse to comply with any claims or demands on it, with regard to the subject matter in dispute, or refuse to take any other action hereunder with regard to the subject matter of the dispute, so long as such dispute continues; and in any such event, the Secured Party shall not become liable to any Person for its failure or refusal to act, and the Secured Party shall be entitled to continue so to refrain from acting until (a) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (b) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested Persons. Upon and after the occurrence of an Event of Default, the Debtor shall have no right, whatsoever, to dispute any disbursement out of the Account to the Lenders as between the Debtor and the Secured Party, and notwithstanding any disagreement by, or conflicting demand or notice from, the Debtor, the Secured Party shall have no liability whatsoever to the Debtor or any other Person for ignoring such disagreement or conflicting demand or notice and making any disbursement in accordance with this Agreement. THE DEBTOR SHALL HOLD HARMLESS AND INDEMNIFY THE SECURED PARTY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS, EXPENSES, LOSSES AND DAMAGES OF ANY AND EVERY KIND (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS) ARISING OUT OF OR RESULTING, DIRECTLY OR INDIRECTLY, FROM THE PERFORMANCE BY THE SECURED PARTY OF ITS DUTIES HEREUNDER, EXCEPT FOR SUCH LIABILITIES RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SECURED PARTY. IT IS THE INTENTION OF THE PARTIES THAT THIS INDEMNIFICATION SHALL BE UNLIMITED (INCLUDING NEGLIGENCE, WHETHER SOLE, JOINT, CONCURRENT OR CONTRIBUTORY) EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SECURED PARTY, AND THAT IT SHALL

INCLUDE, BUT NOT BE LIMITED TO, ANY AND ALL DIRECT, INDIRECT,
INCIDENTAL, CONSEQUENTIAL AND PUNITIVE DAMAGES.  Bankers Trust
Company, in its individual capacity, hereby and forever waives and agrees not to assert any offset rights, banker's liens, and all other security interests, liens and claims of whatever nature that Bankers Trust Company, in its individual capacity, may now or hereafter have with respect to the Collateral, provided that such waiver shall not extend to rights that Bankers Trust Company has as Collateral Agent or Secured Party for the benefit of the Lenders.

         SECTION 4.03. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 4.04. Addresses for Notices. All notices and other communications provided for hereunder shall, if to PLMI, be given in accordance with the requirements of the Note Agreement or, if to Secured Party, be given in accordance with the terms of the Collateral Agency Agreement, or if to PLM Rental or Australia Air, be given care of PLMI in accordance with the requirements of the Note Agreement.

         SECTION 4.05. Continual Security Interest; Assignments under Note Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under this Agreement (provided that Sections 4.01 and 4.02 hereof shall survive the termination of this Agreement), (ii) be binding upon the Debtor and its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Secured Party for the benefit of itself and the Lenders and their respective successors, transferees and assigns. Upon payment in full of the Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination, the Secured Party will, at the Debtor's expense, return to the Debtor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination.

         SECTION 4.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 4.07. Counterparts. This Agreement may be executed in multiple original counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument.

         SECTION 4.08. Concerning the Secured Party. Notwithstanding anything contained in this Agreement to the contrary, this Agreement has been accepted by Bankers Trust

Company not in its individual capacity but solely as Secured Party and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Debtor hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Debtor, and under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Debtor.

         IN WITNESS WHEREOF, the Debtor and Secured Party have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                         PLM INTERNATIONAL, INC.


                                          By:___________________________________
                                                                           Name:
                                                                          Title:


                                                                PLM RENTAL, INC.


                                          By:___________________________________
                                                                           Name:
                                                                          Title:


                                                               PLM AUSTRALIA AIR


                                          By:___________________________________
                                                                           Name:
                                                                          Title:


                                                          BANKERS TRUST COMPANY,
                                                 not in its individual capacity,
                                                  but solely as Collateral Agent


                                          By:___________________________________
                                                                           Name:
                                                                          Title:


                                             CASH COLLATERAL AGREEMENT
                                                   (First Union)

                                                  ACKNOWLEDGMENT


         First Union hereby acknowledges receipt of a fully executed copy of the foregoing Cash Collateral Agreement (First Union) and hereby waives any offset rights, banker's liens and other claims or liens that First Union may now or hereafter have with respect to the Collateral therein described. First Union further agrees that amounts on deposit from time to time in the Account shall be disbursed only upon the express written instructions of Bankers Trust Company, not in its individual capacity, but solely as Collateral Agent. First Union further agrees that the Account shall be maintained in the name of Bankers Trust Company, as Collateral Agent, and that all Permitted Investments shall be held in the name of Bankers Trust Company, as Collateral Agent.

Dated:  June 30, 1994

                                                    FIRST UNION NATIONAL BANK OF
                                                                  NORTH CAROLINA


                                          By:___________________________________
                                                                           Name:
                                                                          Title:

                                  EXHIBIT C

                          COLLATERAL AGENCY AGREEMENT


         This Collateral Agency Agreement, dated as of June 30, 1994, is executed by and among Sun Life Insurance Company of America, Alexander Hamilton Life Insurance Company of America, American Life and Casualty Insurance Company, and Republic Western Insurance Company (collectively, together with each other holder from time to time of the Notes hereinafter referred to, the "Purchasers"), and Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent").

                                    RECITALS

         A. As of June 30, 1994, the Purchasers and PLM International, Inc. (the "Company") have entered into a certain Note Agreement (as the same may be amended or supplemented from time to time, the "Note Agreement").

         B. Also on even date herewith, each of the Purchasers and the Company are executing certain Note Purchase Agreements (such agreements, as the same may from time to time be amended or supplemented, being herein referred to collectively as the "Note Purchase Agreement") pursuant to which upon the terms and conditions stated therein, each Purchaser has agreed to purchase certain Notes issued by the Company.

         C. As security for the Company's obligations under the Note Agreement, the Note Purchase Agreement and the Notes, the Company and others have executed certain Security Documents (as such term is defined in the Note Agreement), including, but not limited to, the following:

         (a) Security Agreement (Master) dated as of June 30, 1994, executed by the Company in favor of the Collateral Agent;

         (b) Aircraft Chattel Mortgage (U.S.) dated as of June 30, 1994, executed by the Company and First Security Bank of Utah, National Association, as owner trustee, in favor of the Collateral Agent;

         (c) Security Agreement (Trailers) dated as of June 30, 1994, executed by PLM Rental, Inc. in favor of the Collateral Agent;

         (d) Security Agreement (Trust Account) dated as of June 30, 1994, executed by the Company in favor of the Collateral Agent;

         (e) Cash Collateral Agreement (Bankers Trust) dated as of June 30, 1994, executed by the Company and the Collateral Agent;


         (f) Cash Collateral Agreement (First Union) dated as of June 30, 1994, executed by the Company and the Collateral Agent;

         (g) two Instruments by Way of Security dated as of June 30, 1994, (a) one of which is executed by First Security Bank of Utah, National Association, as owner trustee, the Company, and the Collateral Agent, and (b) the other of which is executed by the Company and the Collateral Agent;

         (h) Deed dated as of June 30, 1994, between the Company and the Collateral Agent relating to leases of certain aircraft located in New Zealand;

         (i) Deed dated as of June 30, 1994, by and among the Company, First Security Bank of Utah, National Association, as owner trustee, and the Collateral Agent, relating to leases of certain aircraft titled in New Zealand;

         (j) Aircraft Mortgage executed by PLM Australia Air in favor of the Collateral Agent;

         (k) Aircraft Mortgage dated as of June 30, 1994, between the Company and the Collateral Agent relating to certain aircraft registered in the United Kingdom;

         (l) Security Trust Deed dated as of June 30, 1994, by and between the Company and the Collateral Agent;

         (m) Deed of Covenants to Accompany First Priority Statutory Mortgage of a Ship Presidio dated as of June 30, 1994, executed by the Company in favor of the Collateral Agent; and

         (n) Statutory Mortgage dated as of June 30, 1994, executed by the Company in favor of the Collateral Agent.

         D. The Purchasers and the Collateral Agent have agreed to enter into this Collateral Agency Agreement to appoint Bankers Trust Company as Collateral Agent and for the other purposes as set forth herein.

         E. The execution and delivery of this Collateral Agency Agreement is a condition to the performance by the Purchasers of their obligations under the Note Agreement and the Note Purchase Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Purchasers to enter into the Note Agreement and the Note Purchase Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01 Terms Defined in Recitals or in Note Agreement. As used in this Collateral Agency Agreement, the terms defined above shall have the meanings respectively assigned to them. Other capitalized terms that are defined in the Note Agreement but that are not defined herein shall have the same meanings as defined in the Note Agreement.

         Section 1.02 Certain Definitions. As used in this Collateral Agency Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

         "Agreement" means this Collateral Agency Agreement, as the same may from time to time be amended or supplemented.

         "Certificate of Title Agency Agreement" means that certain Certificate of Title Agency Agreement of even date herewith executed by and among First Security Bank of Utah, National Association, as certificate of title agent, and the Purchasers, as the same may from time to time be amended or supplemented.

         "Certificate of Title Agent" shall mean that Person acting from time to time as certificate of title agent pursuant to the provisions of the Certificate of Title Agency Agreement.

         "Collateral" means all Property which is subject to a Lien, whether now or hereafter existing, securing or benefiting any of the Obligations.

         "Holder" means those Persons who are from time to time the holders of notes issued and outstanding under the provisions of the Note Agreement and the Note Purchase Agreement.

         "Obligations" means all the indebtedness and other obligations of the Company to the Purchasers now or hereafter existing under or in connection with the Note Agreement, the Notes and the Note Purchase Agreement. The Obligations shall also include all interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by the Collateral Agent and the Certificate of Title Agent (including, without limitation, the Collateral Agent's and the Certificate of Title Agent's expenses, compensation for services of the Collateral Agent and the Certificate of Title Agent, and indemnities from the Company to the Collateral Agent and the Certificate of Title Agent)
and the Purchasers in connection with the execution, administration or enforcement of the Collateral Agent's or the Certificate of Title Agent's or any of the Purchasers' rights and remedies hereunder or under any other agreement with the Company.

                                   ARTICLE II

                              THE COLLATERAL AGENT

         Section 2.01 Appointment, Authorization and Action. The Purchasers hereby appoint and authorize the Collateral Agent to execute and deliver each of the Security Documents to which it is a party, and to take such action as agent on behalf of the Purchasers and to exercise such powers under this Agreement and the Note Documents as are delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Such powers shall include, without limitation, giving instructions from time to time to the Certificate of Title Agent. The Collateral Agent may perform any of its duties hereunder or thereunder by or through its agents, employees, custodians, or nominees, and the Collateral Agent shall not be liable for the conduct or misconduct of such Persons if such Persons shall have been selected by the Collateral Agent with reasonable care. The Collateral Agent agrees to act as Collateral Agent upon the express terms and conditions contained in this Agreement. The Collateral Agent undertakes to perform or observe only such obligations as are specifically set forth in this Agreement, and no implied obligations with respect to the Holders or otherwise shall be read into this Agreement against the Collateral Agent. The permissive rights of the Collateral Agent to do things enumerated in this Agreement and the Note Documents shall not be construed as a duty to do such things. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable to the Holders or the Company for any action taken or omitted by it as such hereunder or under the Note Documents, unless caused by the Collateral Agent's gross negligence or willful misconduct, and the Holders agree not to sue or bring legal proceedings against the Collateral Agent (except in an action alleging gross negligence or willful misconduct). The Collateral Agent shall not be required to take any action that the Collateral Agent in good faith believes exposes it to personal liability or which is contrary to this Agreement or applicable law.

         Section 2.02  Collateral Agent's Reliance, Etc.

         (a) The Collateral Agent (i) may treat each Holder as the holder of the Note(s) issued to such Holder by the Company until the Collateral Agent receives written notice of the assignment or transfer thereof from such Holder; (ii) may consult with and retain the services of legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) shall not be responsible to any Holder for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Documents or any other instrument or document furnished pursuant thereto; (iv) shall incur no liability under or in respect of this

Agreement or the Note Documents by acting upon notice, consent, certificate or other instrument or writing (which may be by telegram, cable or fax) believed by the Collateral Agent to be genuine and signed or sent by the proper party or parties, and (v) shall not be required to expend its own funds in connection with this Agreement or the Note Documents.

         (b) Whenever in the administration of this Agreement or the Note Documents, the Collateral Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Agent's taking, suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof as herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate from the chief financial officer of the Company or an officer of any of the Holders, in each case, delivered to the Collateral Agent.

         (c) Independently and without reliance upon the Collateral Agent, each Purchaser, to the extent it deems appropriate, has made (i) its own independent investigation of the financial condition and affairs of the Company based on such documents and information as it has deemed appropriate in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Company. Each Holder also acknowledges that it will, independently and without reliance upon the Collateral Agent or any Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or the Note Documents. Except as expressly provided in this Agreement, the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Holder with any credit or other information concerning the affairs, financial condition or business of the Company or its Subsidiaries that may come into the possession of the Collateral Agent or any of its affiliates whether now in its possession or in its possession at any time or times hereafter; and the Collateral Agent shall not be required to keep itself informed as to the performance or observance by the Company of the Note Documents or any other document referred to or provided for herein or therein.

         (d) The Collateral Agent shall not be deemed to have notice of any Default or Event of Default unless specifically notified in writing of such event by the Company or any Holder.

         (e) If the Collateral Agent shall request instructions from the Holders with respect to any act or action (including the failing to act) in connection with this Agreement or the Note Documents, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until the Collateral Agent shall have received instructions from the [Required Noteholders] pursuant to the terms of this Agreement and the Note Documents; and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Except for any action expressly required of the Collateral Agent pursuant to the terms hereof, the Collateral Agent shall be fully justified in failing or refusing to take any action hereunder or under the Note Documents unless it shall first be indemnified to its satisfaction by the Company or the Holders against any and all liability and expense that may be incurred by the Collateral Agent by reason of taking or continuing to take any such action.

         Section 2.03 Notices or Documents from Company. The Collateral Agent shall promptly, and in any event within seven Business Days of the receipt thereof, provide to the Rating Agency and each Holder a copy of each notice, statement, report, certificate, and other document that the Collateral Agent receives from the Company pursuant to the provisions of the Note Documents, to the extent that the same shall not have been previously furnished to the Rating Agency or such Holder pursuant to the provisions of the Note Documents. Each Holder shall provide notice of each written notice received by such Holder from and on behalf of the Company that specifically indicates the existence of an Event of Default to the Collateral Agent within seven Business Days upon its obtaining such knowledge. The Collateral Agent shall promptly, and in any event within seven Business Days of a Responsible Officer of the Collateral Agent's obtaining actual knowledge of an Event of Default, give to each Holder and the Rating Agency written notice of each such Event of Default. In the event that, pursuant to the Note Documents, an Event of Default shall have been either waived or cured, the Collateral Agent shall promptly, and in any event within seven days thereof, provide to the Rating Agency and each Holder a written notice which shall (a) identify such Event of Default, (b) specify the manner whereby such Event of Default was waived or cured, and (c) specify the date such Event of Default was waived or cured.

         Section 2.04 Amendments, Etc. Amendments, modifications, supplements, waivers, consents or approvals of or in connection with this Agreement may be effectuated only upon the written consent of Required Noteholders or as otherwise set forth in Section 8 of the Note Agreement (and, if the rights or duties of the Collateral Agent are affected thereby, upon the written consent of the Collateral Agent).

         Section 2.05 Payments. If upon the exercise of any remedy provided in any of the Note Documents or otherwise the Collateral Agent comes into possession of any monies properly owing to the Holders, the Collateral Agent shall distribute such monies in accordance with Section 5.10 of the Note Agreement. All payments to be made on account of any Note shall be made by the Collateral Agent by check mailed to the address of the Holder as shown in the register maintained in accordance with Section 6.9 of the Note Agreement; provided, that the Collateral Agent shall make any payment on account of any Note held by an institutional Holder thereof by wire transfer to the account of such Holder in any bank in the United States specified in a written request given (which shall be no later than two Business Days prior to such payment) to the Collateral Agent by such Holder. The address of each Purchaser set forth in
Schedule I to the Note Agreement under the heading "Payment Instructions" shall be deemed to constitute such a written request with respect to such Purchaser.

         Section 2.06 Compensation and Indemnification of Collateral Agent. The Company shall covenant and agree to pay the Collateral Agent from time to time, and the Collateral Agent shall be entitled to, compensation as agreed for all services rendered by it hereunder and under the Note Documents and in the exercise and performance of any of its powers and duties hereunder and thereunder, which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, and the Company shall covenant and agree to pay or reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with the provisions of this Agreement or the other Note Documents (including the reasonable compensation and the expenses and disbursements of its counsel and of all the Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence or wilful misconduct. Except as is expressly set forth in this Agreement or the Note Documents, the Collateral Agent agrees that it shall have no right against any Holder for the payment of compensation for its services hereunder or under any of the Note Documents or any expenses or disbursements incurred in connection with the exercise and performance of its powers and duties hereunder or thereunder or any indemnification against liability that it may incur in the exercise and performance of such powers and duties, but on the contrary shall, subject to the provisions hereof, look solely to the Company for such payment and indemnification.
THE COMPANY SHALL COVENANT AND AGREE TO INDEMNIFY THE COLLATERAL AGENT FOR, AND TO HOLD IT HARMLESS AGAINST, ANY LOSS, LIABILITY OR EXPENSE INCURRED WITHOUT GROSS NEGLIGENCE OR WILFUL MISCONDUCT ON ITS PART, ARISING OUT OF OR IN CONNECTION WITH THE ACCEPTANCE OR ADMINISTRATION OF THIS AGREEMENT OR THE NOTE DOCUMENTS, INCLUDING THE COSTS AND EXPENSES OF DEFENDING ITSELF AGAINST ANY CLAIM OR LIABILITY IN CONNECTION WITH THE EXERCISE OR PERFORMANCE OF ANY OF ITS POWERS OR DUTIES HEREUNDER AND UNDER THE NOTE DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY LOSS, LIABILITY OR EXPENSE RELATING TO FEDERAL, STATE, LOCAL, OR FOREIGN LAW, INCLUDING SECURITIES, ENVIRONMENTAL LAW AND COMMERCIAL LAW OR OTHER REQUIREMENTS OF LAW, WHICH ARISES UNDER COMMON LAW OR AT EQUITY OR IN CONTRACT OR OTHERWISE. THE FOREGOING INDEMNITY SHALL COVER LOSSES, LIABILITIES OR EXPENSES RESULTING FROM THE ORDINARY NEGLIGENCE OF THE COLLATERAL AGENT, WHETHER SOLE, JOINT, CONTRIBUTORY OR CONCURRENT.

         Section 2.07 Resignation of Collateral Agent. The Collateral Agent may resign and be discharged of the obligations under this Agreement delegated to it by mailing notice to the Company and to all Holders specifying the time and date when such resignation shall take effect (with such date being not less than 60 days after the mailing of such notice). Such resignation shall take effect upon the appointment of a successor Collateral Agent. Notwithstanding the foregoing, any such notice of resignation may also contain an appointment of a named successor Collateral Agent. Such resignation and appointment of a successor Collateral Agent shall each become effective immediately upon acceptance of appointment by the named successor Collateral Agent pursuant to the provisions of Section 2.12 hereof, subject only to (i) the right of the Required Noteholders not to approve the successor Collateral Agent so appointed,
(ii) the right of the Company to consent to the appointment of the successor Collateral Agent (which consent shall not be unreasonably withheld), and (iii) the requirement that there be at least five Business Days between receipt by the Required Noteholders of such notice of resignation and the effective date of such appointment.

         Section 2.08 Removal of Collateral Agent. The Collateral Agent may be removed, with or without cause, and a successor Collateral Agent may be appointed at any time by an instrument or concurrent instruments in writing signed and acknowledged by the Required Noteholders and delivered to the Company, provided that the Company shall have the right to consent to the appointment of a successor Collateral Agent (which consent shall not be unreasonably withheld). Such removal shall take effect upon the appointment of a new Collateral Agent.

         Section 2.09 Successor Collateral Agent. Each agent appointed in succession of the Collateral Agent named in this Agreement, or any successor Collateral Agent, shall be a trust company or banking corporation in good standing and having a Thomson Bank Watch rating of B or better, if there be such a trust company or banking corporation qualified, able and willing to accept the agency upon reasonable or customary terms; and otherwise having the highest capital of such trust companies or banking corporations that are qualified, able and willing to accept the agency upon reasonable or customary terms.

         Section 2.10 Appointment of Successor Collateral Agent. If the Collateral Agent shall have given notice of resignation to the Company pursuant to Section 2.07, if notice of removal shall have been given to the Collateral Agent and the Company pursuant to Section 2.08 hereof, which notice does not appoint a successor Collateral Agent, or, if such successor Collateral Agent shall not have been so appointed or shall not have accepted such appointment within fifteen (15) calendar days after the giving of such notice of resignation or the giving of any such notice of removal, as the case may be, a successor Collateral Agent shall be appointed by the Required Noteholders, with the consent of the Company (which consent shall not be unreasonably withheld). If no such appointment shall have been made within 60 calendar days after the giving of such notice of resignation or the giving of such notice of removal, the retiring Collateral Agent may request a court of competent jurisdiction to appoint a new Collateral Agent. The retiring Collateral Agent shall in no event be liable for the acts or omissions of any successor Collateral Agent.

         Section 2.11 Merger or Consolidation of Collateral Agent. Any corporation into which the Collateral Agent or any successor to it may be merged or converted, or with which it or any successor to it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent or any successor to it shall be a party, shall be the successor to the Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 2.12 Acceptance of Appointment by Successor  Collateral  Agent.
Any new Collateral Agent appointed pursuant to any of the provisions hereof shall execute, acknowledge and deliver to the Company (with a copy to the retiring Collateral Agent) an instrument accepting such appointment; and
thereupon such new Collateral Agent, without any further act, deed or conveyance, shall become vested with all the estates, Properties, rights, and powers of its predecessor in the rights hereunder with the like effect as if originally named as Collateral Agent herein; but, nevertheless upon the written request of the Company or the successor Collateral Agent, the Collateral Agent ceasing to act, upon payment of all amounts due to it, shall execute and deliver an instrument transferring to such successor Collateral Agent, all the estates, Properties, rights, and powers of the Collateral Agent so ceasing to act, and shall duly assign, transfer and deliver any of the Property and monies held by it to the successor Collateral Agent as provided in this Section 2.12. The Company shall give to the Holders and the retiring Collateral Agent written notice of the succession of such Collateral Agent hereunder, by mail, first class postage paid. Neither failure so to mail nor any defect in the notice so mailed shall affect the sufficiency of the proceedings in question.

                                  ARTICLE III

                                  ENFORCEMENT

         Section 3.01 Exercise of Remedies. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall, subject to the provisions hereof, exercise the remedies and other rights under the Note Documents, to the extent that the Collateral Agent shall receive written instructions from the Required Noteholders (which written instructions may direct the method and place of conducting all proceedings to be taken in connection with such exercise, provided that such direction shall not be otherwise than in accordance with the provisions of applicable law) directing the Collateral Agent to exercise any such rights and remedies, including, but not limited to, the following rights and remedies:

         (a)      foreclose upon or otherwise dispose of the Collateral;

         (b) enforce the Note Documents by suit or suits or proceedings in equity, at law or in bankruptcy, whether for the specific performance of any covenant or agreement granted in the Note Documents, or for judicial foreclosure, or for the appointment of a receiver or receivers for foreclosure thereunder, or for the appointment of a receiver or receivers for the Collateral or any part thereof, for the recovery of judgment for the Obligations or for the enforcement of any other proper legal or equitable remedy available under applicable law; and

         (c) in the event there shall be pending any case or proceeding for the bankruptcy or for the reorganization or rearrangement of the Company under the federal bankruptcy laws or any other applicable law, or in connection with the insolvency of the Company, or in the event that a custodian, receiver or trustee shall have been appointed for the Company or any of its Properties, (i) the Collateral Agent may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent and the Holders allowed in any judicial proceedings relative to the Company or its Properties, and (ii) by proceedings for payment thereof, the Collateral Agent may file and prove a claim for the whole amount of principal, Make-Whole Amounts (if any) and interest owing and unpaid in respect of the Notes, and any other sum or sums owing thereon pursuant to the Note Documents, and to collect and receive any monies or other Property payable or deliverable on any such claim, and to distribute the same in accordance herewith, and any receiver, custodian, assignee or trustee in bankruptcy, trustee or debtor in reorganization or trustee or debtor in any proceedings for the adoption of an arrangement is hereby authorized by each Holder, by the acceptance of the Note or Notes held by it, to make such payments to the Collateral Agent.

         The Collateral Agent's exercise of the rights and remedies under the Note Documents shall be for the equal and proportionate benefit and security of the Holders.

         Section 3.02 Marshalling. The Collateral Agent shall not be required to marshall any present or future security for (including, without limitation, the Collateral), or guaranties of the Obligations or any part or portion thereof, or to resort to such security or guaranties in any particular order; and all of each of the Collateral Agent's rights in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that they lawfully may, each Holder hereby agrees that it will not invoke any law relating to the marshalling of Collateral that might cause delay or impede the enforcement of the Holders' rights under the Note Documents or under any other instrument evidencing any of the Obligations or by which any of the Obligations is secured or guaranteed.

         Section 3.03 Voting Procedure. When this Agreement requires a vote of the Required Noteholders, the Collateral Agent shall give notice to each of the Holders that such a vote is necessary or desirable and shall poll the Holders and shall communicate to each Holder the vote of the Required Noteholders, which shall be binding upon all of the Holders. The Company and the Holders may rely on the Collateral Agent with regard to any such vote without any duty of further inquiry.

         Section 3.04 Bidding of Indebtedness. Each Holder, or any group of Holders, acting in concert, shall, subject to the terms and provisions of the Note Documents and applicable law, have the right to become the purchaser at any sale held by the Collateral Agent or any trustee or any substitute or successor of the Collateral Agent or any trustee or by any receiver or public officer pursuant to any Note Document or any other sale either pursuant to or in lieu of the rights, powers or Liens created under the Note Documents or under any judicial proceeding. None of the Holders (other than the Collateral Agent or another nominee of the Holders purchasing for the pro rata benefit of all Holders pursuant to the written instructions of Required Noteholders) purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the Obligations owing to such Holder.

                                   ARTICLE IV

                                 MISCELLANEOUS

         Section 4.01 Notice of Actions. Each Holder agrees: (a) to deliver to the Collateral Agent, upon delivery to the Company, a copy of any notice of default, notice of intent to accelerate or notice of acceleration with respect to the Obligations subject to this Agreement, and (b) to deliver to the Collateral Agent, upon delivery to the Company, a copy of any notice of the commencement of any judicial proceeding and a copy of any other notice with respect to the exercise of remedies with respect to the Obligations subject to this Agreement or any Collateral. The Collateral Agent agrees to deliver to each Holder and the Rating Agency any notice or other communication received by it from any Holder pursuant to clause (a) or (b) of this Section 4.01.

         Section 4.02 Termination. This Agreement shall terminate upon receipt by the Collateral Agent of evidence satisfactory to it of the release of all the Collateral and the termination of the Security Documents pursuant to the terms of the Note Documents, provided that the provisions of Section 2.06 shall survive the termination of this Agreement.

         Section 4.03 Notices, Etc. All notices and other communications hereunder shall be given in writing and shall be given, if to the Purchasers, at the address and/or fax number set forth in Schedule I to the Note Agreement, or, if to the Collateral Agent, at its address and/or fax number set forth opposite its signature below, or such other address or fax number any party may hereafter specify by notice to the Collateral Agent (who shall promptly notify the Company and the Holders). Each notice or other communication shall be effective (a) if given by mail, upon receipt, (b) if given by fax during regular business hours, once such fax is transmitted to the fax number provided in writing to the Collateral Agent by each Holder and the Company, respectively, or (c) if given by any other means, upon receipt; provided that notices to the Collateral Agent are not effective until received.

         Section 4.04 Applicable Law. This Agreement shall be construed and governed in accordance with the laws of the state of New York.

         Section 4.05 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and same agreement. Any signature page of a counterpart may be detached therefrom without impairing the legal effect of the signatures thereon and attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages signed by other parties.

         Section 4.06 Amendment of Defined Documents. Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments, and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

         Section 4.07 Severability. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions of this Agreement shall nevertheless remain effective and shall be in force to the fullest extent permitted by applicable law.

         Section 4.08 Authority. The parties hereto represent and warrant that they have all requisite power to, and have been duly authorized to, enter into this Agreement.

         Section 4.09 Limitation By Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Agreement or any Note Document invalid under the provisions of any applicable law.

         Section 4.10 No Third Party Beneficiary. This Agreement is for the sole and exclusive benefit of the Collateral Agent and the Holders and no other person (including the Company and its affiliates) shall have standing to require satisfaction of the provisions hereof or be entitled to assume compliance therewith. No other person (including the Company and its affiliates) shall under any circumstance be deemed to be a beneficiary of the terms hereof or be entitled to assume that the Holders will insist upon strict compliance with any of such terms, any or all of which may be freely waived or amended in whole or in part by the Holders and the Collateral Agent at any time in accordance with the provisions hereof if the Holders and the Collateral Agent in their discretion deem it advisable to do so.

         Section 4.11 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Collateral Agent, and each Purchaser and their respective successors and assigns (including, without limitation any subsequent Holders).

         Section 4.12 Entire Document. THIS AGREEMENT AND THE NOTE DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND THERETO AND SUPERSEDE ALL

         PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the date first above written.

Address:                                       BANKERS TRUST COMPANY,
                                               not in its individual capacity
Four Albany Street                             but solely as Collateral Agent
New York, New York  10006
Attention:  Corporate Trust and
   Agency Group, Corporate Services            By:___________________________
Fax:       (212) 250-6961                      Name:
Phone:     (212) 250-6648                      Title:


                                               SUN LIFE INSURANCE COMPANY OF
                                               AMERICA


                                               By:____________________________
                                                  Name:        Sam Tillinghast
                                                  Title:       Authorized Agent


                                          By:___________________________________
                                                            Name: Fred Van Etten
                                                         Title: Authorized Agent


                                                         ALEXANDER HAMILTON LIFE
                                                    INSURANCE COMPANY OF AMERICA


                                          By:___________________________________
                                             Name: William Lang
                                             Title:


                                                      AMERICAN LIFE AND CASUALTY
                                                               INSURANCE COMPANY


                                          By:___________________________________
                                             Name:
                                             Title:


                          COLLATERAL AGENCY AGREEMENT

                           REPUBLIC WESTERN INSURANCE
                                    COMPANY


                                          By:___________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT D

                                              COMPLIANCE CERTIFICATE


         This Compliance Certificate is delivered pursuant to Section 6.23(d) of the Note Agreement dated as of June 30, 1994, by and among PLM International, Inc., a Delaware corporation, and the Purchasers named therein (the "Note Agreement"). Capitalized terms used but not defined herein shall have the meanings given such terms in the Note Agreement.

         The undersigned hereby certifies as follows:

         1. No Default or Event of Default has occurred since __________, ____ [i.e., the Closing Date or the date of the immediately preceding Compliance Certificate].

         2. As of the end of the calendar quarter ended ___________, ____ [date of end of calendar quarter following which the Compliance Certificate is delivered],

         (a) The aggregate Appraised Value of the Equipment constituting Collateral that meets the requirements set forth in the definition of Collateral Coverage Ratio in the Note Agreement for inclusion in the Collateral Coverage ratio was $____________.

         (b) The aggregate principal amount of the then Outstanding Notes was $------------.

         (c) The balance in the Cash Collateral Account was $____________.

         (d) The Collateral Coverage Ratio (i.e., (a)/((b) - (c))) was ____%.

         (e) (i) The Company's  Consolidated Total Assets were  $______________,
(ii) the Company's Consolidated Total Liabilities were $_______________, and, therefore, (iii) the Company's Consolidated Net Worth (i.e., (i) - (ii)) was $_________________, which is greater than the $40,000,000 minimum Consolidated Net Worth required by the Note Agreement.

         (f) The Note Balance to Net Worth Ratio (i.e., (b)/(e)(iii)) was ____%.

         (g) The total operating income plus depreciation and amortization for the last four calendar quarters through and including the calendar quarter ended ____________, ____ [date of end of calendar quarter following which the Compliance Certificate is delivered] of the Company and its Subsidiaries determined in accordance with GAAP on a consolidated basis was $____________.

         (h) The total net interest expense for the last four calendar quarters through and including the calendar quarter ended ____________, ____ [date of end of calendar quarter following which the Compliance Certificate is delivered] of the Company and its Subsidiaries determined in accordance with GAAP on a consolidated basis was $____________.

         (i) The Consolidated Interest Coverage Ratio (i.e., (g)/(h)) was ____%.

         (j) The Funded Debt of the Company and its Subsidiaries determined on a consolidated basis was $____________.

         (k) The shareholders' equity of the Company and its Subsidiaries determined in accordance with GAAP on a consolidated basis (taking into account the exceptions thereto set forth in the definition of Funded Debt Maintenance Ratio in the Note Agreement) was $------------.

         (l)      The Funded Debt Maintenance Ratio (i.e., (j)/(k)) was ____%.

         (m) The total of Positive Cash Flow for each calendar year from and including 1993 through _____ [calendar year ended immediately prior to delivery of Compliance Certificate] is $____________.

         (n) The total of Negative Cash Flow for each calendar year from and including 1993 through _____ [calendar year ended immediately prior to delivery of Compliance Certificate] is $____________.

         (o) The  aggregate  amount of  Restricted  Payments made by the Company
through  __________,   _____  [end  of  calendar  quarter  following  which  the
Compliance Certificate is delivered] was $____________.

         (p) The total amount available to the Company to make further Restricted Payments (i.e. 50%(m) - 100%(n) - (o)) is $____________.

Dated _______________, _____.




                                                                          [Name]
                                                                         [Title]
                                                         PLM INTERNATIONAL, INC.

Exhibit E














                            PLM INTERNATIONAL, INC.






                            NOTE PURCHASE AGREEMENT


                              Dated June 30, 1994







              Re: $35,000,000 9.78% Series A Senior Secured Notes
                               Due June 30, 2001


            $10,000,000 Floating Rate Series B Senior Secured Notes
                               Due June 30, 2001

                               TABLE OF CONTENTS

SectionHeading                                       Page


1.       DESCRIPTION OF NOTES AND COMMITMENT.........1
         -----------------------------------
         1.1      Description of Notes...............1
                  --------------------
         1.2      Security for the Notes.............2
                  ----------------------
         1.3      Commitment, Closing Date...........2
                  ------------------------
         1.4      Other Agreements...................2
                  ----------------

2.       REPRESENTATIONS.............................3
         ---------------
         2.1      Representations of the Company.....3
                  ------------------------------
         2.2      Representations of the Purchasers..3
                  ---------------------------------

3.       CLOSING CONDITIONS..........................4
         ------------------
         3.1      Certain Documents..................4
                  -----------------
         3.2      Insurance..........................5
                  ---------
         3.3      Legal Opinions.....................6
                  --------------
         3.4      Title and Security Interests.......6
                  ----------------------------
         3.5      Investment Grade Rating............7
                  -----------------------
         3.6      Appraisal..........................7
                  ---------
         3.7      Closing Certificate................7
                  -------------------
         3.8      Related Transactions...............7
                  --------------------
         3.9      Satisfactory Proceedings...........7
                  ------------------------
         3.10     Private Placement Number...........7
                  ------------------------
         3.11     Payment of Closing Costs...........7
                  ------------------------
         3.12     Waiver of Conditions...............7
                  --------------------

4.       DEFINITIONS.................................8
         -----------

5.       MISCELLANEOUS...............................8
         -------------
         5.1      Expenses of Transaction............8
                  -----------------------
         5.2      Notices............................9
                  -------
         5.3      Successors and Assigns.............9
                  ----------------------
         5.4      Reproduction of Documents..........9
                  -------------------------
         5.5      Amendments and Waiver..............10
                  ---------------------
         5.6      Maximum Interest Payable...........10
                  ------------------------
         5.7      Survival of Covenants and Representations...11
                  -----------------------------------------
         5.8      Severability.......................11
                  ------------
         5.9      Governing Law......................11
                  -------------
         5.10     Captions...........................11
                  --------
         5.11     Exhibits...........................11
                  --------

Attachments to Note Purchase Agreement:

Schedule I - Names and Addresses of Purchasers

Schedule II - Names of Local Counsel

Schedule III - States for UCC Searches

Exhibit A - Representations of the Company and Closing Certificate

Exhibit B - Description of Closing Opinion of Stephen Peary

                            PLM International, Inc.


                            NOTE PURCHASE AGREEMENT

              Re: $35,000,000 9.78% Series A Senior Secured Notes

                               Due June 30, 2001

            $10,000,000 Floating Rate Series B Senior Secured Notes

                               Due June 30, 2001





                                                      Dated June 30, 1994

                        To each of the purchasers named
                         in Schedule I attached hereto

                             Ladies and Gentlemen:

         The undersigned, PLM International, Inc., a Delaware corporation (the "Company"), agrees with each of the purchasers named in Schedule I hereto (collectively, the "Purchasers") as follows:

SECTION 1. DESCRIPTION OF NOTES AND COMMITMENT.

         1.1 Description of Notes. The Company has authorized the issuance and sale of (a) $35,000,000 aggregate principal amount of its 9.78% Series A Senior Secured Notes to be dated the date of issue, to bear interest from such date at the rate of 9.78% per annum, subject to increase as set forth in the immediately following sentence (individually, a "Series A Note" and collectively the "Series A Notes," including any notes issued in substitution or replacement of any thereof), and (b) $10,000,000 aggregate principal amount of its Floating Rate Series B Senior Secured Notes to be dated the date of issue, to bear interest from such date at a floating rate per annum equal to the Applicable LIBOR Rate plus 275 basis points, subject to increase as set forth in the immediately following sentence (individually, a "Series B Note" and collectively the "Series B Notes," including any notes issued in substitution or replacement of any thereof)(the Series A Notes and the Series B Notes herein being called collectively the "Notes," or individually a "Note"). If at any time the Notes are rated NAIC 3 or lower by the NAIC, then effective upon the date of such downgrading and continuing until the Notes are rated higher than NAIC 3, such rate will be automatically increased by 100 basis points. The Notes will be subject to the terms of, and secured pursuant to, that certain Note Agreement of even date herewith (the "Note

         Agreement"), to be entered into between each of you and the Company. Interest on the Notes will be payable quarterly on September 30, December 31, March 31, and June 30 in each year (commencing September 30, 1994) and principal of the Notes will be payable quarterly on September 30, December 31, March 31, and June 30 in each year (commencing June 30, 1997) and at maturity. The Notes will bear interest on overdue payments at the rate specified therein and will be substantially in the forms attached to the Note Agreement as Exhibits A-1 and A-2 for Series A Notes and Series B Notes, respectively. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Notes are not subject to prepayment prior to their expressed maturity except on the terms and conditions and in the amounts and with the Make-Whole Amounts set forth in the Note Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Section 4.1.

         1.2 Security for the Notes. Pursuant to the Note Agreement, the Notes will be secured by the Security Documents.

         1.3 Commitment, Closing Date.

         (a) Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company agrees to sell to you, and you agree to purchase from the Company, Notes of the Company of the Series and of the principal amount set forth opposite your name in Schedule I on the Closing Date, at a price equal to such principal amount.

         (b) Delivery of the Notes will be made at the offices of Vinson & Elkins, L.L.P., 1001 Fannin, Houston, Texas, against payment therefor in Federal or other funds current and immediately available at the principal office of PLM International, Inc., One Market, Steuart Street Tower, Suite 900, San Francisco, CA, 94105-1301, in the amount of the purchase price, at 10:00 A.M., Central daylight time, on June 30, 1994 (the "Closing Date"). The Notes delivered to each of you on the Closing Date will be delivered to youin the amounts set forth on Schedule I opposite your name, registered in your name or in the name of such nominee as you may specify at any time prior to the date fixed for delivery.

         1.4 Other Agreements. Simultaneously with the execution and delivery of thisAgreement, the Company is entering into separate Note Purchase Agreements with the other Purchasers (this Agreement and such other agreements, the "Note Purchase Agreements") identical (except as to parties and principal amount of the Notes) to this Agreement, under which each such other Purchaser agrees to purchase from the Company the principal amount of Notes set forth opposite its name in Schedule I, and your obligations and the obligations of the Company hereunder are subject to the execution and delivery of the other Note Purchase Agreements by the other Purchasers. The obligations of each Purchaser shall be several and not joint and no Purchaser shall be liable or responsible for the acts of any other Purchaser.

SECTION 2. REPRESENTATIONS.

         2.1 Representations of the Company. The Company represents and warrants that all representations set forth in the form of certificate attached hereto as Exhibit A are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full.

         2.2 Representations of the Purchasers. You represent, and in entering into this Agreement the Company understands, that you are an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act and that you are acquiring the Notes for the purpose of investment and not with a view to the resale or distribution thereof, and that you have no present intention of selling, negotiating or otherwise disposing of the Notes; provided that the disposition of your property shall at all times be and remain within your control, and the provisions of this Section 2.2 shall not prejudice your right at any time to sell or otherwise dispose of, subject to the terms hereof and the Note Agreement, all or any part of the Notes acquired by you pursuant to a registration under the Securities Act or an exemption from such registration available under the Securities Act. You also represent that you are a sophisticated investor, with such knowledge and experience in financial matters related to securities similar to the Notes as is necessary to make you capable of evaluating the merits and risks of an investment in the Notes. You further represent that at least one of the following statements is an accurate representation as to the source of funds to be used by you to pay the purchase price of the Notes purchased by you hereunder:

         (a) if you are an insurance company, no part of such funds constitutes assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest; or

         (b) if you are an insurance company, to the extent that any part of such funds constitutes assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest,
(i) such separate account is a "pooled separate account" within the meaning of Prohibited Transaction Class Exemption 90-1, in which case you have disclosed to the Company the name of each employee benefit plan whose assets in such separate account exceed 10% of the total assets of such account or are expected to exceed 10% of the total assets of such account as of the date of such purchase (and for the purposes of this subdivision (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan), or
(ii) such separate account contains only the assets of a specific employee benefit plan, complete and accurate information as to the identity of which you have delivered to the Company; or

         (c) if you are other than an insurance company, no part of such funds constitutes "plan assets".

         Asused in this Section 2.2, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA and the term "plan assets" shall have the meaning specified in Department of Labor Regulation section 2510.3-101.

         SECTION 3. CLOSING CONDITIONS.

         Your obligation to purchase the Notes on the Closing Date shall be subject to the performance by the Company of its agreements hereunder which by the terms hereof are to be performed at or prior to the time of delivery of the Notes and to the following further conditions precedent:

         3.1 Certain Documents. You shall have received the following, each dated the Closing Date unless otherwise specified:

         (a) the Notes to be purchased by you;

         (b) the following documents, each duly authorized, executed and delivered by the parties thereto:

         (i) the Security Agreement;

         (ii) an Aircraft Chattel Mortgage (U.S.) covering U.S.-registered aircraft executed by First Security, as owner trustee, in favor of the Collateral Agent;

         (iii) a Mortgage covering United Kingdom-registered aircraft executed by the Company in favor of the Collateral Agent;

         (iv) two sets of Instruments by Way of Security (Chattel Mortgage and Security Agreement) covering New Zealand aircraft, (A) one executed by the Company in favor of the Collateral Agent, and (B) one executed by First Security, as owner trustee, in favor of the Collateral Agent;

         (v) a Deed of Covenants and a Statutory Mortgage covering the Bahamian marine vessel executed by the Company in favor of the Collateral Agent;

         (vi)  an  Aircraft  Mortgage  covering   Australia-registered  aircraft
executed by PLM Australia, in favor of the Collateral Agent;

         (vii) a Security Agreement covering trailers executed by PLM Rental, Inc., in favor of the Collateral Agent;

         (viii) certificates of title for all Equipment constituting Collateral covered by certificates of title and applications for indicating the interest of the Collateral Agent on such certificates of title;

         (ix) the Bankers Trust Cash Collateral Account Agreement and the First Union Cash Collateral Account Agreement;

         (x) the Trust Agreement;

         (xi) the Security Agreement (Trust Account);

         (xii) financing statements in form and substance satisfactory to each Purchaser;

         (xiii) the Collateral Agency Agreement and the Certificate of Title Agency Agreement;

         (xiv) instruments in recordable or registerable form and in form and substance satisfactory to each Purchaser necessary or appropriate to perfect the Liens granted in the instruments referred to in (ii) through (viii) above; and

         (xv) consents and releases of liens from Bank of America in the form and substance satisfactory to each Purchaser.

         (c) the following certificates and documents:

         (i) certified copies of all documents evidencing necessary or desirable Company or Subsidiary action and governmental approvals, if any, with respect to the Note Purchase Agreements, the Notes and the other Note Documents, dated the Closing Date;

         (ii) a certificate of the Secretary or an Assistant Secretary of the Company, certifying the charter and bylaws of the Company and the names and true signatures of the officers of the Company authorized to sign the Note Purchase Agreements, the Notes, the other Note Documents and the other documents to be delivered hereunder, dated the Closing Date; and

         (iii) evidence of existence and good standing for the Company in the States of Delaware and California; in each case, dated as of a date close to the Closing Date.

         3.2 Insurance. You shall have received a certificate evidencing the insurance required by Section 6.2(a) of the Note Agreement, showing the Collateral Agent and the holders of the Notes as additional insureds and (unless permitted under such Section 6.2(a)) the Collateral Agent as sole loss payee under the casualty insurance required thereunder.

         3.3 Legal Opinions. You shall have received (i) from Vinson & Elkins L.L.P., who is acting as your special counsel in this transaction (your "Special Counsel"), an opinion satisfactory to you as to such matters relating to this Agreement and the transactions contemplated hereby as you may reasonably request; (ii) from Stephen Peary, General Counsel of the Company, his opinion, in form and substance satisfactory to you, and covering the matters set forth in Exhibit B, and (iii) from local counsel identified on Schedule II, their respective legal opinions, in form and substance satisfactory to you.

         3.4 Title and Security Interests.

         (a) You shall have received (i) certified copies, dated close to the Closing Date, of requests for copies or information (Form UCC-3 or equivalent), or certificates, dated close to the Closing Date, satisfactory to each Purchaser, of a UCC Reporter Service, listing all effective financing statements which name the Company as debtor which are filed in the appropriate offices in the States listed on Schedule III hereto, together with copies of such financing statements, and accompanied by, in the case of financing statements relating to the Bank of America Credit Facility, executed UCC termination statements or, in all other cases, written evidence (including UCC termination statements) satisfactory to each Purchaser that the Liens indicated in any such financing statements are either Permitted Liens or have been terminated or released and
(ii) such other evidence as the Purchasers shall require as to any Liens upon aircraft, marine vessels, railcars, or certificated title assets constituting Collateral, together with copies of any instruments evidencing any such Liens, accompanied by, in the case of any such instruments securing the Bank of America Credit Facility, executed releases therefor or, in all other cases, written evidence satisfactory to each Purchaser that all such Liens are either Permitted Liens or have been terminated or released;

         (b) You shall have received satisfactory assurances of the Company's title to the Collateral;

         (c) The Company shall have duly executed and delivered to the Collateral Agent or your Special Counsel such additional original counterparts of the Security Documents as you may request for recording purposes. Each of such documents shall be in full force and effect and shall grant or assign to the Collateral Agent, subject to the subsequent filing or recording of such documents with the appropriate authorities, a first perfected secured position with respect to the Collateral covered thereby, subject to no exceptions or Liens other than those permitted by the Note Agreement or the Security Documents, and at the Closing you shall have received evidence satisfactory to you and your Special Counsel that such first perfected secured position will be in full force and effect following such filing or recording.

         3.5 Investment Grade Rating. The Notes shall have received (i) a rating from the Rating Agency of BBB- or higher and (ii) a rating from the NAIC of NAIC 2 or higher.

         3.6 Appraisal. You shall have received appraisals of the Collateral by independent appraisers approved by you, satisfactory in form and substance to you.

         3.7 Closing Certificate. You shall have received a certificate dated the Closing Date, signed by the President or Vice President of the Company, substantially in the form attached hereto as Exhibit A, the truth and accuracy of which shall be a condition to the obligation of each of the Purchasers to purchase the Notes proposed to be sold to it.

         3.8 Related Transactions. Prior to or concurrently with the issuance and saleof Notes to you, the Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the Closing Date pursuant to the Note Purchase Agreements.

         3.9 Satisfactory Proceedings. All proceedings taken in connection with the transactions contemplated by this Agreement, and all documents necessary to the consummation thereof, shall be satisfactory in form and substance to you and your Special Counsel, and you shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions.

         3.10 Private Placement Number. The Company shall have obtained for the Notes a Private Placement Number issued by Standard & Poor's CUSIP Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners).

         3.11 Payment of Closing Costs. The Company shall have paid the fees, expenses and disbursements of your Special Counsel and of the Collateral Agent which are reflected in statements of such counsel rendered prior to the closing of the sale of the Notes; and thereafter (without limiting the provisions of Section 5.1) the Company will pay, promptly upon receipt of any supplemental statements therefor, additional fees, expenses and disbursements of your Special Counsel in connection with the Closing (including disbursements unposted as of the Closing Date) and attention to post-closing matters.

         3.12 Waiver of Conditions. If on the Closing Date the Company fails to tender to you the Notes to be issued to you on such date, or if any of the other Purchasers fails to take up and pay for the Notes to be issued to such Purchaser on such date as provided for in Section 1.3 hereof, or if the conditions specified in this Section 3 have not been fulfilled, you may thereupon elect to be relieved of all further obligations under this Agreement. Without limiting the foregoing, if the conditions specified in this Section 3 have not been fulfilled, you may waive compliance by the Company with any such condition to such extent as you may in your sole discretion determine. Nothing in this
Section 3.12 shall
         operate to relieve the Company of any of its obligations hereunder or to waive any of your rights against the Company.


         SECTION 4. DEFINITIONS. As used in this Agreement, the following terms have the respective meanings set forth below, and all other capitalized terms not defined herein but defined in the Note Agreement shall have the respective meanings ascribed to them therein (all such definitions to be equally applicable to both the singular and plural forms of the terms defined):

         "Closing" shall mean the closing of the purchase of the Notes by you.

         "Closing Date" shall have the meaning set forth in Section 1.3.

         "Note Purchase Agreements" shall have the meaning set forth in Section 1.4.

         "Notes" shall have the meaning set forth in Section 1.1.

         "Purchasers" shall have the meaning set forth in Section 1.1.

         "Special Counsel shall have the meaning set forth in Section 3.3.


         SECTION 5. MISCELLANEOUS.

         5.1 Expenses of Transaction. Whether or not the transactions contemplated by the Note Purchase Agreements and the other Note Documents shall be consummated, except as otherwise expressly provided to the contrary, the Company will pay and will indemnify and hold you and each other Purchaser harmless in respect of all of the following: (i) the cost and expenses of preparing and reproducing this Agreement, the other Note Purchase Agreements and the other Note Documents, of furnishing all opinions by counsel for the Company and all other opinions referred to herein (including any opinions requested by your in-house counsel or Special Counsel and local counsel, as appropriate as to any legal matter arising hereunder) and all certificates on behalf of the Company, and of the performance of and compliance with all agreements and conditions contained herein and on its part to be performed or complied with;

         (ii) the cost of delivering to your principal office, insured to your satisfaction, the Notes sold to you hereunder;

         (iii) fees, expenses and disbursements of your Special Counsel and local counsel, as appropriate;

         (iv)  the  reasonable   out-of-pocket   expenses  incurred  by  you  in
connection with such transactions;

         (v) fees,  costs and  expenses of  obtaining  the ratings  described in
Section 3.5;

         (vi) the fees, costs and expenses of obtaining a Private Placement Number for the Notes described in Section 3.10; and

         (vii) the cost of any filing or recording, including, without limitation, the cost of any later filing or recording, of any of the Note Documents (orwithout limitation, proper notices, statements or other instruments in respect thereof).

         The Company also will pay and indemnify and hold you and each other Purchaser harmless from any and all liabilities with respect to any taxes (including interest and penalties), other than income taxes to the extent provided in the Note Agreement.

         5.2 Notices. All communications provided for hereunder shall be in writing and, if to you, delivered or mailed by registered or certified mail, addressed to you at your address appearing on Schedule I to this Agreement or such other address as you, or the subsequent holder of any Note initially issued to you, may designate to the Company in writing, and if to the Company, delivered or mailed by registered or certified mail, or by telecopy with confirmation by registered or certified mail, to the Company, at One Market, Steuart Street Tower, Suite 900, San Francisco, CA 94105-1301; Telecopy: (415) 905-7256; Attention: Chief Financial Officer and General Counsel; or to such other address as the Company may in writing designate to you or to a subsequent holder of the Note initially issued to you. All notices shall be effective upon receipt.

         5.3 Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to your benefit and to the benefit of your successors and assigns, including each successive holder or holders of any Notes (whether or not an express assignment of your rights hereunder is made).

         5.4 Reproduction of Documents. This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by you at the Closing, and (iii) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         5.5 Amendments and Waiver.

         (a) Requirements. This Agreement may be amended, and the observance of any term of this Agreement may be waived, (i) prior to the Closing with (and only with) the unanimous written consent of the Company and each Purchaser, and
(ii) after the Closing with (and only with) the written consent of the Company and the Required Noteholders; provided, that no such amendment or waiver shall, without the written consent of the holders of all of the then Outstanding Notes, amend this Section 5.5(a). The holder of any Notes may specify that any such written consent executed by it shall be effective only with respect to a portion of the Notes held by it (in which case it shall specify, by dollar amount, the aggregate principal amount of Notes with respect to which such consent shall be effective), and in the event of any such specification, such holder shall be deemed to have executed such written consent only with respect to the portion of the Notes so specified.

         (b) Binding Effect. Any such amendment or waiver shall apply equally to all holders of Notes and shall be binding upon them and upon each subsequent holder of any Note and upon the Company whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or any right consequent thereon.

         5.6 Maximum Interest Payable. The Company, you and any other holders of the Notes specifically intend and agree to contractually limit the amount of interest payable under this Agreement, the Notes and all other Note Documents to the maximum rate or amount of interest permitted under applicable law. If applicable law is ever construed so as to render usurious any amounts called for under this Agreement, the Notes or any other Note Document, or contracted for, charged, taken, reserved or received with respect to the extension of credit evidenced hereby and thereby, or if acceleration of maturity of any of the Notes or if any prepayment by the Company results in the Company having paid, or demand having been made on the Company to pay, any interest in excess of that permitted by applicable law, then all excess amounts theretofore received by the holder or holders of the Notes shall be credited on the principal balances of the Notes (or, if the Notes have been or would thereby be repaid in full, refunded to the Company), and theprovisions of this Agreement, the Notes and the other Note Documents and any demand on the Company shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder shall immediately be reduced, without the necessity of the execution of any new document, so as to comply with applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of the Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and neither you nor any other holders of the Notes intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to you and any other holders of the Notes for the use, forbearance or detention of the indebtedness evidenced hereby and thereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full, so that the rate or amount of interest on account of such indebtedness does not exceed the applicable usury ceiling. As used herein, the term "interest" means interest as determined under applicable law, regardless of whether denominated as interest in this Agreement, the Notes or the other Note Documents.

         5.7 Survival of Covenants and Representations. All covenants, representations and warranties made by the Company herein and in any certificates delivered pursuant hereto, whether or not in connection with the Closing Date, shall survive the closing and the delivery of this Agreement, the Notes and the other Note Documents and shall inure to the benefit of the Purchasers and the holders of the Notes.

         5.8 Severability. Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such portion which may, for any reason, be hereafter declared invalid.

         5.9 Governing Law. This Agreement and the Notes issued and sold hereunder shall be governed by and construed in accordance with Texas law, excluding conflicts-of-law principles.

         5.10 Captions. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         5.11 Exhibits. All references herein to Exhibits or Schedules shall be to the Exhibits and Schedules attached to this Agreement unless the context otherwise requires reference to an exhibit or schedule to another documents. All Exhibits and Schedules are made a part of this Agreement for all purposes.

         The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                                         PLM INTERNATIONAL, INC.


                                                                             By:
                                            Stephen Peary, Senior Vice President

             SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT DATED AS OF _______________, 1994, BY AND BETWEEN PLM INTERNATIONAL, INC. AND THE
                                  UNDERSIGNED.



Accepted as of____________, 1994 SUN LIFE INSURANCE COMPANY
                                 OF AMERICAUN LIFE INSURANCE COMPANY



By:
                                 By: Sam Tillinghast, Authorized Agent


By:
                                 By: Fred Van Etten, Authorized Agent

             SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT DATED AS OF _______________, 1994, BY AND BETWEEN PLM INTERNATIONAL, INC. AND THE
                                  UNDERSIGNED.



Accepted as of____________, 1994 AMERICAN LIFE AND CASUALTY
                                 INSURANCE COMPANY LIFE AND CASUALTY



                                 By: ______________________________
                                 Title: ________________________

             SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT DATED AS OF _______________, 1994, BY AND BETWEEN PLM INTERNATIONAL, INC. AND THE
                                  UNDERSIGNED.



Accepted as of____________, 1994 ALEXANDER HAMILTON LIFE
                                 INSURANCE COMPANY OF AMERICA IFE



By:
                                 By: William Lang,

             SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT DATED AS OF _______________, 1994, BY AND BETWEEN PLM INTERNATIONAL, INC. AND THE
                                  UNDERSIGNED.



Accepted as of____________, 1994 REPUBLIC WESTERN INSURANCE
                                 COMPANY REPUBLIC WESTERN INSURANCE



                                 By: ______________________________
                                 Title: ________________________

                        EXHIBIT F

                               SECURITY AGREEMENT
                                   (Trailers)


         THIS SECURITY AGREEMENT (this "Agreement") is made as of June 30, 1994, by PLM Rental, Inc. ("Debtor") in favor of (a), with respect to Titled
Equipment, the Certificate of Title Agent, and (b) with respect to the Collateral other than the Titled Equipment, the Collateral Agent (with the Collateral Agent and the Certificate of Title Agent acting in such capacities herein referred to collectively as the "Secured Party").

                                    RECITALS

         A. On even date herewith, Sun Life Insurance Company of America, Alexander Hamilton Life Insurance Company of America, American Life and Casualty Insurance Company, and Republic Western Insurance Company (collectively, together with each other holder of the Notes now or hereafter issued pursuant to the Note Agreement referred to below, the "Lenders") and PLM International, Inc. (the "Company") are executing a certain Note Agreement (such agreement, as the same may from time to time be amended or supplemented, being hereinafter referred to as the "Note Agreement") pursuant to which, upon the terms and conditions stated therein, the Lenders agree to purchase certain Senior Secured Recourse Notes therein identified (the "Notes") issued by the Company.

         B. Also on even date herewith, each of the Lenders and the Debtor are executing certain Note Purchase Agreements (such agreements, as the same may from time to time be amended or supplemented, being herein referred to collectively as the "Note Purchase Agreement") pursuant to which upon the terms and conditions stated therein, the Lenders agree to purchase certain Notes issued by the Debtor.

         C. On even date herewith, the Lenders and Bankers Trust Company (not in its individual capacity, but solely as Collateral Agent) have executed a certain Collateral Agency Agreement (the "Collateral Agency Agreement") pursuant to which the Lenders have appointed Bankers Trust Company to act as their Collateral Agent.

         D. Debtor is a wholly-owned Subsidiary of the Company. The Debtor will obtain benefits as a result of the execution and delivery of the Note Agreement and the other Note Documents, and it is in the best interest of the Debtor to grant a security interest in the Collateral hereinafter described, and the execution of this Agreement is necessary or convenient to the conduct, promotion or attainment of the business of the Debtor and it is also necessary or convenient to the conduct, promotion or attainment of the business of the Company. Accordingly, the Debtor is willing to grant a security interest in the Collateral hereinafter described as security for the Obligations hereinafter described.

         E. The Lenders have conditioned their respective obligations under the Note Agreement and the Note Purchase Agreement upon the execution and delivery by the Debtor of this Agreement, and Debtor has agreed to enter into this Agreement.

         F. Therefore, in order to comply with the terms and conditions of the Note Agreement and the Note Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

                                   ARTICLE 1

                               SECURITY INTEREST

         Section 1.01 Grant of Security Interest. Debtor hereby assigns and grants to Secured Party a security interest in and right of set-off against the assets referred to in Section 1.02 (the "Collateral") to secure the prompt payment and performance of the "Obligations" (as defined in Section 2.02) and the performance by Debtor of this Agreement. In the case of the Titled Equipment, such security interest and right of set-off shall be in favor of the Certificate of Title Agent, as Secured Party and, with respect to Collateral other than the Titled Equipment, such security interest and right of set-off shall be in favor of the Collateral Agent, as Secured Party.

         Section 1.02 Collateral. The Collateral consists of the following types or items of ---------- property:

         (a) All of Debtor's interest in and to the Equipment (including, without limitation, the Titled Equipment);

                  (b)  All of Debtor's interest in and to the Leases;

                  (c) (i) All certificates of title or other documents evidencing ownership or possession of or otherwise relating to any property referred to in this Section; (ii) all policies of insurance (whether or not required by Secured Party) covering any property referred to in this Section; (iii) all goods which were at any time included in the Collateral and which are returned to or for the account of Debtor following their sale, lease or other disposition; (iv) all proceeds, products, replacements, additions to, substitutions for, accessions of, and property necessary for the operation of any of the property referred to in this Section, including, without limitation, insurance payable as a result of loss or damage to any of the property referred to in this Section, refunds of unearned premiums of any such insurance policy and claims against third parties; and (v) all books and records related to any of the property referred to in this Section, including, without limitation, any and all books of account, customer lists and other records relating in any way to the accounts, chattel paper, instruments or inventory referred to in this Section.

                  (d) All general intangibles related to any property referred to in this Section, including, without limitation, all (i) letters of credit, bonds, guaranties, purchase or sales agreements and other contractual rights, rights to performance, and claims for damages, refunds (including tax refunds) or other monies due or to become due;

         (ii) orders, franchises, permits, certificates, licenses, consents, exemptions, variances, authorizations or other approvals by any governmental agency or court; (iii) consulting, engineering and technological information and specifications, design data, patent rights, trade secrets, literary rights, copyrights, trademarks, labels, trade names and other intellectual property; (iv) business records, computer tapes and computer software; and (v) goodwill.

         It is expressly contemplated that, from time to time, in accordance with the provisions of Sections 3.8 and 3.10 of the Note Agreement, security interests in additional equipment, inventory, and leases and other contracts may be granted to Secured Party as additional security for the obligations. In such event, the Secured Party and the Debtor may agree to attach a new Schedule I and/or a new Schedule II hereto listing the Collateral as therein agreed to, without the necessity of amending this Security Agreement, which shall continue in full force and effect. Such new Schedule I and/or Schedule II shall be prepared by the Debtor, signed by a Responsible Officer of the Debtor, and delivered to the Secured Party.

         Section 1.03 Location of Collateral. Each item of Collateral, other than goods that are mobile and of a type normally used in more than one jurisdiction within the meaning of Subsection 9.103(c)(1) of Code, are and shall be located in the state of California.

                                   ARTICLE 2

                                  DEFINITIONS

         Section 2.01 Terms Defined Above or in the Note Agreement. As used in this Agreement, the terms defined above shall have the meanings respectively assigned to them. Other capitalized terms which are defined in the Note Agreement but which are not defined herein shall have the same meanings as defined in the Note Agreement.

         Section 2.02 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

                  "Accounts" means all accounts, chattel paper and instruments (as such terms are defined in the Code) at any time included in the Collateral, including, without limitation, the Leases.

                  "Account Debtor" means any Person liable (whether directly or indirectly, primarily or secondarily) for the payment or performance of any obligations included in the Collateral, whether as an account debtor (as defined in the Code), obligor on an instrument, issuer of documents or securities, guarantor or otherwise.

                  "Agreement" means this Security Agreement, as the same may from time to time be amended or supplemented.

                  "Certificate of Title Agency Agreement" means that certain Certificate of Title Agency Agreement dated of even date herewith executed by and among First Security Bank of Utah, National
         Association, in its capacity as Certificate of Title Agent, and the Lenders.

                  "Certificate  of Title Agent" means that Person then acting as
         Certificate   of  Title  Agent   pursuant  to  the  provisions  of  the
         Certificate of Title Agency Agreement.

                  "Code" means the Uniform Commercial Code as presently in effect in the State of Texas, Business and Commerce Code, Chapters 1 through 9. Unless otherwise indicated by the context herein, all uncapitalized terms which are defined in the Code shall have their respective meanings as used in Chapter 9 of the Code.

                  "Chattel Paper" means all chattel paper (as defined in the Code) at any time included in the Collateral.

                  "Collateral Agent" means that Person then acting as Collateral Agent pursuant to the terms of the Collateral Agency Agreement.

                  "Event of Default" means any event specified in Section 6.01.

                  "Equipment" means the inventory, equipment and other goods identified on Schedule I hereto.

                  "Fair Market Value" means, with respect to the Equipment, the Appraised Value of the Equipment as shown on the most recent Company Appraisal Report or Independent Appraisal Report.

         "Inventory" means all inventory (as defined in the Code) at any time included in the Collateral.

                  "Leases" means all leases, Marine Container Pooling Arrangements, Marine Vessel Pooling Arrangements, and other contracts of whatever nature relating to the Equipment, including, but not limited to, the leases regarding railroad cars that are attached as
         Schedule III hereto.

                  "Marine Container Pooling Arrangement" means any written agreement, however denominated, pursuant to which (a) marine containers owned by the Debtor are leased to a Person who incorporates such containers into a pool of marine containers that are subleased to others and (b) such Person agrees to pay to the Debtor, on a periodic basis, a percentage of the aggregate net revenues received in respect of any and all of the marine containers comprising such pool.

                  "Marine Vessel Pooling Arrangement" means any written agreement, however denominated, pursuant to which (a) marine vessels owned by the Debtor are leased to a Person who incorporates such marine vessels into a pool of marine vessels that are subleased to others and (b) such pool or Person agrees to pay the Debtor on a periodic basis, a percentage of the aggregate net revenues received in respect of any and all of the marine vessels comprising such pool.

                  "Obligations" means all the indebtedness and other obligations of Debtor to the Lenders now or hereafter existing under or in connection with the Note Agreement, the Notes and the Note Purchase
         Agreement. The Obligations shall also include all interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by Secured Party (including, without limitation, the Collateral Agent's and the Certificate of Title Agent's expenses, compensation for services of the Collateral Agent and the Certificate of Title Agent and indemnities from the Debtor to the Collateral Agent and the Certificate of Title Agent) and the Lenders in connection with the execution, administration or enforcement of Secured Party's or any of the Lenders' rights and remedies hereunder under or any other agreement with Debtor or the Company.

                  "Obligor" means any Person, other than Debtor, liable (whether directly or indirectly, primarily or secondarily) for the payment or performance of any of the Obligations whether as maker, co-maker, endorser, guarantor, accommodation party, general partner or otherwise.

                  "Titled Equipment" means the equipment, inventory, and other goods identified on Schedule II hereto.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         In order to induce Secured Party to accept this Agreement, Debtor represents and warrants to Secured Party (which representations and warranties will survive the creation and payment of the Obligations) that:

         Section 3.01 Ownership of Collateral; Encumbrances. Debtor is the legal and beneficial owner of the Collateral free and clear of any adverse claim, lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and Liens permitted by Subsections
6.17 (a), (b), (c), and (e) of the Note Agreement, and Debtor has full right, power and authority to assign and grant a security interest in the Collateral to Secured Party. Each item of Equipment the ownership of which, under applicable law, is or should be evidenced by a certificate of title, is properly titled in the name of Debtor.

         Section 3.02 No Required Consent. No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, lessee or other Person (other than such as have been obtained and the filing of financing statements) is required for (i) the due execution, delivery and performance by Debtor of this Agreement, (ii) the grant by Debtor of the security interest granted by this Agreement, (iii) the perfection of such security interest
(except for the filings of the financing statements and the other filings necessary to perfect such security interest) or (iv) the exercise by Secured Party of its rights and remedies under this Agreement.

         Section 3.03 First Priority Security Interest. The grant of the security interest in the Collateral pursuant to this Agreement creates a valid security interest in the Collateral, enforceable against Debtor and all third parties and securing payment of the Obligations. Upon the filing of the financing statements and the other filings necessary to perfect such security interest, the Secured Party will have a duly perfected first priority security interest in the Collateral.

         Section 3.04 No Filings By Third Parties. No financing statement or other public notice or recording covering the Collateral is on file in any public office (other than any financing statement or other public notice or recording naming Secured Party as the secured party therein), and Debtor will not execute any such financing statement or other public notice or recording so long as any of the Obligations are outstanding.

         Section 3.05 No Name Changes. Debtor has not, during the preceding five years, entered into any contract, agreement, security instrument or other document using a name other than, or been known by or otherwise used any name other than, the name used by Debtor herein.

         Section 3.06 Location of Debtor and Collateral. Debtor's chief executive office and Debtor's records concerning the Collateral are located at San Francisco, California. The Collateral is located at the locations specified in Section 1.03 hereof. Any Collateral not at such location(s) nevertheless remains subject to Secured Party's security interest.

         Section 3.07 Collateral. All statements or other information provided by Debtor to Secured Party or any Lender describing or with respect to the Collateral is or (in the case of subsequently furnished information) will be when provided correct and complete in all material respects. The delivery at any time by Debtor to Secured Party of additional Collateral or of additional descriptions of Collateral shall constitute a representation and warranty by Debtor to Secured Party hereunder that the representations and warranties of this Article 3 are correct insofar as they would pertain to such Collateral or the descriptions thereof.

         Section 3.08               Accounts.

         (a) Each Account represents the genuine, valid and legally enforceable indebtedness of an Account Debtor arising from the sale, lease or rendition by Debtor of goods or services and is not and will not be subject to contra accounts, set-offs, defenses, counterclaims, allowances or adjustments (other than discounts for prompt payment shown on the invoice), or objections or complaints by the Account Debtor concerning its liability on the Account; and any goods, the sale of which gave rise to an Account, have not been returned or rejected by the Account Debtor or lost or damaged prior to receipt by the Account Debtor. Each item of Equipment subject to a Lease has been delivered to, and accepted by, the lessee under such Lease. No event of default or termination, and no event that with the giving of notice or lapse of time, or both, would constitute such an event, has occurred on the part of any party under any of the Leases. All legal and beneficial rights of the lessor under any Lease are held by Debtor.

         (b) The amount shown as to each Account on Debtor's books is or will be the true and undisputed amount owing and unpaid thereon. Each Account arose or shall have arisen in the ordinary course of Debtor's business; provided, however, that any Accounts which arose or hereafter arise outside the ordinary course of Debtor's business shall nevertheless be included as part of the Collateral. Debtor has no knowledge of any bankruptcy, insolvency or other action affecting creditors' rights with respect to any Account Debtor.

         (c) Each invoice or agreement evidencing the Accounts is or will be due and payable not more than 90 days from the date thereof; provided, however, that any Accounts not so due and payable shall nevertheless be included as part of the Collateral.

         Section 3.09 Delivery of Documents or Letters of Credit. With respect to any Inventory or other Collateral covered by one or more certificates of title or other documents evidencing ownership or possession thereof, and with respect to any Accounts or other Collateral supported by letters of credit, each of such certificates, documents or letters of credit has been delivered to Secured Party (provided that all certificates, documents and letters of credit referred to in Section 1.02 shall be subject to the security interest created by this Agreement irrespective of whether or not such delivery shall have been made).

         Section 3.10 Certain Trailers. Each of the trailers described in Schedule B of the opinion of Perkins, Thompson, Hinckley & Keddy delivered pursuant to the requirements of the Note Agreement is and has been registered in the state of Maine continuously since the Filing Date (as such term is defined in such opinion), and bears and has continuously borne since such Filing Date, registration plates issued by the state of Maine.

                                   ARTICLE 4

                            COVENANTS AND AGREEMENTS

         Debtor will at all times comply with the covenants and agreements contained in this Article 4, from the date hereof and for so long as any part of the Obligations are outstanding.

         Section 4.01 Change in Location of Collateral or Debtor. Debtor will cause each item of Equipment to be kept in jurisdictions in which all action necessary to perfect Secured Party's security interests have been duly accomplished, provided, however, that a lessee may use or keep Equipment constituting goods that are mobile and of the type normally used within more than one jurisdiction within the meaning of Subsection 9.103(c)(1) of the Code in such other locations as are permitted by the Lease for the Equipment. Debtor will give Secured Party 30 days' prior written notice of (i) the opening or closing of any place of Debtor's business or (ii) any change in the location of Debtor's chief executive office or address.

         Section 4.02 Change in Debtor's Name or Corporate Structure. Debtor will not change its name, identity or corporate structure (including, without limitation, any merger, consolidation or sale of substantially all of its assets) without notifying Secured Party of such change in writing at least 30 days prior to the effective date of such change. Without the express written consent of Secured Party, however, Debtor will not engage in any other business or transaction under any name other than Debtor's name hereunder.

         Section 4.03 Documents; Collateral in Possession of Third Parties. If certificates of title or other documents evidencing ownership or possession of the Collateral are issued or outstanding, Debtor will cause the interest of Secured Party to be properly noted thereon and will, forthwith upon receipt, deliver same to Secured Party. If any Collateral is at any time in the possession or control of any warehouseman, bailee, agent or independent contractor, Debtor shall notify such Person of Secured Party's security interest in such Collateral. Debtor shall instruct any such Person to hold all such Collateral for Secured Party's account subject to Debtor's instructions, or, if an Event of Default shall have occurred, subject to Secured Party's instructions.

         Section 4.04 Delivery of Letters of Credit and Instruments; Chattel Paper. Debtor ------------------------------------------------------------ will deliver each letter of credit, if any, included in the Collateral to Secured Party, in each case forthwith upon receipt by or for the account of Debtor. If any Account becomes evidenced by a promissory note, trade acceptance or any other instrument for the payment of money (other than checks or drafts in payment of Accounts collected by Debtor in the ordinary course of business prior to notification by Secured Party under Section 6.02(h)), Debtor will immediately deliver such instrument to Secured Party appropriately endorsed and, regardless of the form of presentment, demand, notice of dishonor, protest and notice of protest with respect thereto, Debtor will remain liable thereon until such instrument is paid in full. All original counterparts of any Chattel Paper (including, without limitation, the Leases, to the extent that the same constitutes Chattel Paper) evidencing leases of Equipment having a Fair Market Value of less than $500,000, shall either be (a) delivered to Secured Party and retained in its possession, or (b) conspicuously marked to indicate that such Chattel Paper is subject to the security interests granted to Secured Party in this Agreement. All original counterparts of any Chattel Paper evidencing leases of Equipment having a Fair Market Value of $500,000 or more shall be delivered to the Secured Party and retained in its possession.

         Section 4.05 Sale, Disposition or Encumbrance of Collateral. Except as permitted by Section 4.10 or the Note Agreement, Debtor will not in any way encumber any of the Collateral (or permit or suffer any of the Collateral to be encumbered) or sell, assign, lend, rent, lease or otherwise dispose of or transfer any of the Collateral to or in favor of any Person other than Secured Party.

         Section 4.06 Proceeds of Collateral. Except as permitted by Sections 4.04, 4.10 and 4.11 hereof and by the Note Agreement, Debtor will deliver to Secured Party promptly upon receipt all proceeds delivered to Debtor from the sale or disposition of any Collateral. If chattel paper, documents or instruments are received as proceeds, which are required to be delivered to Secured Party, they will be, immediately upon receipt, properly endorsed or assigned and delivered to Secured Party as Collateral. This Section 4.06 shall not be construed to permit sales or dispositions of Collateral except as may be elsewhere expressly permitted by this Agreement or the Note Agreement.

         Section 4.07 Records and Information. Debtor shall keep accurate and complete records of the Collateral (including proceeds). These records shall reflect complete and accurate stock records of the Inventory and all facts concerning each Account. Secured Party may at any time have access to, examine, audit, make extracts from and inspect without hindrance or delay Debtor's records, files and the Collateral at the Debtor's expense. Debtor will promptly provide written notice to Secured Party of all information which in any way relates to or affects the filing of any financing statement or other public notices or recordings, or the delivery and possession of items of Collateral for the purpose of perfecting a security interest in the Collateral. Debtor will also promptly furnish such information as Secured Party may from time to time reasonably request regarding (i) the business, affairs or financial condition of Debtor or (ii) the Collateral or Secured Party's rights or remedies with respect thereto.

         Section 4.08 Reimbursement of Expenses. Debtor hereby assumes all liability for the Collateral, the security interests created hereunder and any use, possession, maintenance, management, enforcement or collection of any or all of the Collateral. Debtor agrees to indemnify and hold Secured Party and the Lenders harmless from and against and covenants to defend Secured Party and the Lenders against any and all losses, damages, claims, costs, penalties, liabilities and expenses, including, without limitation, court costs and attorneys' fees, incurred because of, incident to, or with respect to the Collateral (including, without limitation, consequential damages, any use, possession, maintenance or management thereof, or any injuries to or deaths of persons or damage to property). THE FOREGOING INDEMNITY SHALL COVER LOSSES, LIABILITIES OR EXPENSES RESULTING FROM THE ORDINARY NEGLIGENCE OF THE SECURED PARTY AND THE LENDERS, WHETHER SOLE, JOINT, CONTRIBUTORY OR CONCURRENT. All amounts for which Debtor is liable pursuant to this Section 4.08 shall be due and payable by Debtor to Secured Party upon demand. If Debtor fails to make such payment upon demand (or if demand is not made due to an injunction or stay arising from bankruptcy or other proceedings) and Secured Party or any Lender pays such amount, the same shall be due and payable by Debtor to Secured Party, plus interest thereon from the date of Secured Party's demand (or from the date of Secured Party's payment if demand is not made due to such proceedings) at the interest rate then applicable to the Series A Senior Secured Notes pursuant to the provisions of the Note Agreement.

         Section 4.09 Further Assurances. Debtor shall take all steps necessary or appropriate to maintain a first priority perfected security interest in the Collateral except as may be provided in the Note Agreement. In addition, upon the request of Secured Party, Debtor shall (at Debtor's expense) execute and deliver all such assignments, certificates, financing statements or other documents and give further assurances and do all other acts and things as Secured Party may reasonably request to perfect Secured Party's interest in the Collateral or to protect, enforce or otherwise effect Secured Party's rights and remedies hereunder. Without limiting the generality of the foregoing, Debtor shall: (a) ensure that each certificate of title covering any of the Equipment, and each registration without certification of title covering any Equipment, identifies the Secured Party as "lien holder", "legal owner", or as otherwise appropriate to perfect the security interest created hereby, and promptly deliver the original of such certificate of title to the Secured Party, (b) to the extent that the Collateral includes rolling stock, file an executed counterpart of this Agreement with the Interstate Commerce Commission in order to perfect the Secured Party's Lien on rolling stock forming part of the Collateral under the provisions of 49 U.S.C.A. Section 11303 (1979) (formerly
Section 20c of the Interstate Commerce Act), and (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, and make such recordings and filings, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the Lien granted or purported to be granted hereby, including, without limitation, execution and filing of such instruments and recordings as may be necessary under federal law relating to the creation and perfection of a security interest in any Equipment.

         Section 4.10 Equipment. Until an Event of Default occurs hereunder, Debtor may use the Equipment in any lawful manner not inconsistent with this Agreement and with the terms of insurance thereon and may sell, lease or otherwise dispose of its Equipment for cash or terms in the ordinary course of business, and Debtor may retain the proceeds of such sales, leases or other dispositions (subject to Section 4.04 and subsection 4.11(a)); provided, however, the Equipment shall remain in Debtor's possession and control at all times prior to sale, lease or other disposition at Debtor's the location(s) specified in Section 1.03. Debtor shall bear any risk of loss of the Equipment. Debtor shall not use any item of Equipment in a manner inconsistent with the holding thereof for sale, lease or other disposition in the ordinary course of business or in contravention of the terms of any agreement. A sale, lease or disposition in the ordinary course of business does not include the exchange of Equipment for services or goods in kind or transfers of Equipment for the satisfaction of obligations to suppliers or other indebtedness. Upon an Event of Default, Debtor will not sell, lease or otherwise dispose of any of the Equipment without the prior written consent of Secured Party, and Debtor shall immediately deliver to Secured Party any checks, cash or other forms of payment which Debtor receives in connection with any Equipment, appropriately endorsed.

         Section 4.11               Accounts.

         (a) Collections of the Accounts shall be deposited into trust account maintained at First Union Bank of North Carolina, as trustee for the benefit of the Secured Party and certain other Persons.

         (b) Debtor will not modify, extend or substitute any contract, the terms of which shall at any time have given rise to an Account, except in the ordinary course of business or with the prior written consent of Secured Party. Debtor will not re-date any invoice or sale or make sales with an extended payment date beyond that customary in the industry, and in no event longer than 90 days. Debtor shall not adjust, settle, discount or compromise any of the Accounts, except in the ordinary course of business or with the prior written consent of Secured Party.

         (c) Debtor will duly perform or cause to be performed all of Debtor's obligations with respect to the Accounts and the underlying sales of goods or other transactions giving rise to the Accounts.

         Section 4.12               Condition of Equipment, etc.  Debtor shall:
                                    ---------------------------

         (a) Cause each lessee to maintain and preserve the Equipment subject to a Lease strictly in accordance with the terms and provisions thereof and otherwise perform in a timely manner all obligations of the lessee thereunder. Without limitation of the foregoing, Debtor shall cause the Equipment to be maintained and preserved, by the lessee or otherwise, in the same condition, repair and working order as when delivered to the lessee, ordinary wear and tear excepted, and in accordance with any manufacturer's manual and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made, by the lessee or otherwise, all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end.

         (b) Pay promptly when due, or cause to be so paid in accordance with the Leases, all taxes, assessments, and other charges imposed upon or in respect of the Equipment or this Agreement and all claims, including claims for labor, materials and supplies, against the Equipment.

         (c) Perform in a timely manner all obligations of Debtor under the Leases.

         (d) Mark each car of rolling stock forming part of the Collateral (if any) appropriately to show Debtor's ownership and with is assigned reporting mark and number in accordance with the rules and regulations of the American Association of Railroads, and maintain and cause such rolling stock to be always so marked while this Agreement remains in effect and not cause or allow such rolling stock to be renumbered or to be marked so as to indicate (i) ownership in any other party, or (ii) except as permitted by Subsections

6.17(a), (b), (c), and (e) of the Note Agreement, a Lien thereon allegedly held by any party other than Secured Party, for the benefit of the Lenders.

         (e) At the request of Secured Party, at Debtor's own cost and expense, cause each item of the Equipment (if not prevented by applicable law or regulations or governmental authority, and if it will not adversely affect the proper use thereof) to be legibly marked in a reasonably prominent location with such a plate, disk or other marking of customary size, and bearing such a legend, as shall be appropriate or desirable to evidence the fact that it is subject to the Lien of the Secured Party hereunder. Debtor shall not remove or deface, or permit to be removed or defaced, any such plate, disk, or other marking or the identifying manufacturer's serial number, and, in the event of such removal, defacement or other disappearance thereof, Debtor shall promptly cause such plate, disk or other marking or serial number to be promptly replaced.

         (f) If any trailer or rolling stock forming part of the Collateral is used in, leased in, or permitted to be used in Canada (or any province or territory thereof) or in Mexico (or in any state or Federal District thereof), take all necessary action to protect the right, title and interest of the Secured Party in the Collateral and furnish the Secured Party with an opinion of Canadian or Mexican counsel, as the case may be, acceptable to the Required Noteholders to the effect that the action taken by Debtor is all that is necessary to protect the right, title, and interest of the Secured Party in such Equipment.

         Section 4.13 Collateral Attached to Other Property. In the event that the Collateral is to be attached or affixed to any real property, Debtor hereby agrees that this Agreement may be filed for record in any appropriate real estate records as a financing statement which is a fixture filing. In connection therewith, Debtor will take whatever action is required by Section 4.09. If Debtor is not the record owner of such real property, Debtor will provide Secured Party with any additional security agreements or financing statements necessary for the perfection of Secured Party's security interest in the Collateral. If the Collateral is wholly or partly affixed to real estate or installed in or affixed to other goods, Debtor will furnish Secured Party with a disclaimer (including landlord's or other lien waivers or releases, if applicable), signed by all Persons or entities having an interest in the real estate or other goods to which the Collateral may have become affixed, of any prior interest to Secured Party's interest in the Collateral.

         Section 4.14 Collateral Separate and Distinct. Debtor shall at all times keep the Collateral, including proceeds, or cause it to be kept (when in the possession of warehousemen, bailees, agents, independent contractors or other third parties), separate and distinct from other property.

         Section 4.15               Insurance.

         (a) Debtor shall cause each lessee under a Lease to maintain insurance on the Equipment subject thereto.

         (b) Without limitation of the foregoing, Debtor shall at its own expense maintain such additional insurance with respect to the Equipment, with financially sound and reputable insurers (excluding in any event, except in the case of marine vessel insurance that is at least 95% reinsured, Transportation Equipment Indemnity Company, Ltd. and all other Affiliates of Debtor) in amounts, with such deductibles, and against such risks as are customary carried in lines of business similar to that of Debtor including but not limited to physical damage, public liability and third party property damage in amounts satisfactory to Required Noteholders (subject to commercial reasonableness as to each type of insurance).

         (c) Each policy of insurance for the Equipment obtained in accordance with the Subsection 4.15(a) and all policies of insurance obtained in accordance with Subsection 4.15(b) shall: (i) for liability insurances, name Secured Party and the Lenders as additional insured; (ii) for physical damage insurance, provide that the Secured Party for the benefit of the Lenders be loss payee in the event of actual, constructive or agreed total loss; (iii) for physical damage and liability insurances, provide that there shall be no recourse against the Secured Party or any Lender for payment of premiums or other amounts with respect thereto; provide that any loss thereunder shall be payable to the Secured Party as set forth herein notwithstanding any action, inaction or breach of representation or warranty by Debtor or any lessee under the Leases, including, without limitation, improper or illegal operation of the Equipment (to the extent as is usual and customary insurance industry practice); waive any rights of subrogation and any rights of setoff, counterclaim or deduction against each insured; and provide that at least thirty (30) days' prior written notice of cancellation, change, nonrenewal, expiration or lapse shall be given to the Secured Party by the insurer. Evidence of the foregoing provisions shall be provided in the form of certificates of insurance, certificates of entry or written confirmation by established and reputable insurance brokers.

         (i) Upon the occurrence and during the continuance of any Event of Default or (ii) upon the actual or constructive total loss of any Equipment, all insurance payments in respect of such Equipment shall be paid to and applied by the Secured Party as specified in Subsection 6.02(d) except, with respect only to clause (ii), insofar as the Lease covering such Equipment provides for the insurance payments to be paid to the lessee for purposes of repairing the Equipment.

         Section 4.16               Leases.

         (a) Debtor shall keep its principal place of business and chief executive office and the office where it keeps its records and files concerning the Leases (including its copies of the Leases, if not in the possession of the Secured Party) and the Equipment and other Collateral, other than railcars and other rolling stock included in the Collateral, at the location specified in
Section 1.03 hereof.

         (b) Except as otherwise provided in this Subsection 4.16(b), Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Leases. In connection with such collections, Debtor may take, and, after the occurrence and during the continuance of an Event of Default, at the Secured Party's direction, or at the direction or with the consent of the Required Noteholders, shall take, such action as Debtor or the Secured Party may deem necessary or advisable to enforce collection of the Leases. If an Event of Default shall have occurred and be continuing, the Secured Party will have the right at any time at the direction or with the consent of the Required Noteholders (i) to direct the lessees under the Leases to make payment of all amounts due or to become due thereunder directly to the Secured Party and, upon the direction of the Secured Party and at the expense of the Debtor, to enforce collection of any of the Leases in the same manner and to the same extent as Debtor might have done and (ii) to require that all amounts received by Debtor in respect of the Leases be received in trust for the benefit of the Secured Party and the Lenders hereunder and be segregated from other funds of Debtor. Any amounts so segregated shall, at the Secured Party's request, be forthwith paid over to the Secured Party to be held as cash collateral pursuant to that certain Cash Collateral Agreement (First Union) entered into of even date herewith between Debtor and Secured Party. If the Secured Party notifies Debtor of the Secured Party's intention to direct lessees to make Lease payments directly to the Secured Party or to require Debtor to segregate and hold such payments in trust, without limiting in any way the Secured Party's rights hereunder to act in the absence of such agreements, Debtor shall enter into written agreements satisfactory to the Secured Party and the Required Noteholders to implement such intention.

         (c) After the occurrence and during the continuance of an Event of Default, Debtor shall accept no prepayment from any lessee of amounts due under any of the Leases without obtaining the prior written consent of the Required Noteholders, except such amounts as are required under any Lease to be paid in advance (including, without limitation, a security deposit or a maintenance reserve account).

         (d) In the event that the Debtor executes a new Lease regarding Equipment constituting railroad cars, the Debtor shall file a true and correct copy of such new Lease with the Interstate Commerce Commission.

                                   ARTICLE 5

                   RIGHTS, DUTIES AND POWERS OF SECURED PARTY

         The following rights, duties and powers of Secured Party are, except as otherwise noted, applicable irrespective of whether an Event of Default occurs and is continuing:

         Section 5.01 Discharge Encumbrances. After the occurrence and during the continuance of an Event of Default, Secured Party may, but shall not be obligated to, discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, pay for insurance on the Collateral and pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party upon demand for any payment so made, plus interest thereon from the date of Secured Party's demand at the interest rate then applicable to the Series A Senior Secured Notes pursuant to the provisions of the Note Agreement.

         Section 5.02 Transfer of Collateral. Any Lender may transfer any or all of the Obligations as provided in the Note Agreement, and upon any such transfer such Lender may transfer its interest in any or all of the Collateral and shall be fully discharged thereafter from all liability therefor (except for any indemnities provided by such Lenders to the Secured Party).

         Section 5.03 Licenses and Rights to Use Collateral. In connection with any transfer or sale (to Secured Party or any other Person) of the Collateral, Secured Party is hereby granted a transferable license or other right to use, without any charge, any of Debtor's labels, patents, copyrights, trade names, trade secrets, trademarks or other similar property in completing production, advertising or selling such Collateral. Debtor's rights under all licenses and franchise agreements shall inure to the benefit of Secured Party and any transferee of all or any part of the Collateral.

         Section 5.04 Cumulative and Other Rights. The rights, powers and remedies of Secured Party hereunder are in addition to all rights, powers and remedies given by law or in equity. The exercise by Secured Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of set-off. If any of the Obligations are given in renewal, extension for any period or rearrangement, or applied toward the payment of debt secured by any lien, Secured Party shall be, and is hereby, subrogated to all the rights, titles, interests and liens securing the debt so renewed, extended, rearranged or paid.

         Section 5.05 Disclaimer of Certain Duties. The powers conferred upon Secured Party by this Agreement are to protect its interest in the Collateral and shall not impose any duty upon Secured Party or any Lender to exercise any such powers. Debtor hereby agrees that Secured Party shall not be liable for, nor shall the indebtedness evidenced by the Obligations be diminished by, Secured Party's delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral.

         Section 5.06 Certificate of Title Agent. Notwithstanding anything to the contrary contained herein, the Certificate of Title Agent shall, pursuant to the provisions of the Certificate of Title Agency Agreement, hold the original certificates of title for the Titled Equipment for the benefit of the Lenders and be named as first lienholder on such certificates of title and other documents related thereto, for the benefit of the Lenders.

                                   ARTICLE 6

                               EVENTS OF DEFAULT

         Section 6.01 Events. It shall constitute an Event of Default under this Agreement if an Event of Default occurs and is continuing under the Note Agreement.

         Section 6.02 Remedies. Upon the occurrence and during the continuance of any Event of Default, Secured Party may take any or all of the following actions without notice (except where expressly required below or in the Note Agreement) or demand to Debtor:


                  (a) Take possession of the Collateral, or at Secured Party's request Debtor shall, at Debtor's cost, assemble the Collateral and make it available at a location to be specified by Secured Party which is reasonably convenient to Debtor and Secured Party. In any event, Debtor shall bear the risk of accidental loss or damage to or diminution in value of the Collateral, and neither Secured Party nor any Lender will have any liability whatsoever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to risk insured.

                  (b) Sell or lease, in one or more sales or leases and in one or more parcels, or otherwise dispose of any or all of the Collateral in its then condition or in any other commercially reasonable manner as Secured Party may elect, in a public or private transaction, at any location as deemed reasonable by Secured Party (including, without limitation, Debtor's premises), either for cash or credit or for future delivery at such price as Secured Party may deem fair, and (unless prohibited by the Code, as adopted in any applicable jurisdiction) Secured Party or any Lender may be the purchaser of any or all Collateral so sold and in the case of the Secured Party, may apply upon the purchase price therefor any Obligations secured hereby. Any such sale or transfer by Secured Party either to itself or to any other Person shall be absolutely free from any claim of right by Debtor, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer, Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. It shall not be necessary that the Collateral or any part thereof be present at the location of any such sale or transfer. Secured Party may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. In the event any sale or transfer hereunder is not completed or is defective in the opinion of Secured Party, such sale or transfer shall not exhaust the rights of Secured Party hereunder, and Secured Party shall have the right to cause one or more subsequent sales or transfers to be made hereunder. In the event that any of the Collateral is sold or transferred on credit, or to be held by Secured Party for future delivery to a purchaser or transferee, the Collateral so sold or transferred may be retained by Secured Party until the purchase price or other consideration is paid by the purchaser or transferee thereof, but in the event that such purchaser or transferee fails to pay for the Collateral so sold or transferred or to take delivery thereof, neither Secured Party nor any Lender shall incur any liability in connection therewith. If only part of the Collateral is sold or transferred such that the Obligations remain outstanding (in whole or in part), Secured Party's rights and remedies hereunder shall not be exhausted, waived or modified, and Secured Party is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred and all the Obligations are paid. In the event that Secured Party elects not to sell the Collateral, Secured Party retains its rights to lease or otherwise dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this subsection or in subsection (e) shall constitute disposition in a commercially reasonable manner.

                  (c) Take possession of all books and records of Debtor pertaining to the Collateral. Secured Party shall have the authority to enter upon any real property or improvements thereon in order to obtain any such books or records, or any Collateral located thereon, and remove the same therefrom without liability.

                  (d) Apply proceeds of the disposition of the Collateral to the Obligations in any manner elected by Secured Party and permitted by the Code or otherwise permitted by law or in equity. Such application may include, without limitation, the reasonable expenses of retaking, holding, preparing for sale or other disposition, and the reasonable attorneys' fees and legal expenses incurred by Secured Party and the Lenders.

                  (e) Appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer by Secured Party of the Collateral. Additionally, any sale or transfer hereunder may be conducted by an auctioneer or any officer or agent of Secured Party.

                  (f) Receive, change the address for delivery, open and dispose of mail addressed to Debtor, and execute, assign and endorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of Collateral on behalf of and in the name of Debtor.

                  (g) Notify or require Debtor to notify Account Debtors that the Accounts have been assigned to Secured Party and direct such Account Debtors to make payments on the Accounts directly to Secured Party. To the extent Secured Party does not so elect, Debtor shall continue to collect the Accounts. Secured Party or its designee shall also have the right, in its own name or in the name of Debtor, to do any of the following: (i) to demand, collect, receipt for, settle, compromise any amounts due, give acquittances for, prosecute or defend any action which may be in relation to any monies due or to become due by virtue of, the Accounts; (ii) to sell, transfer or assign or otherwise deal in the Accounts or the proceeds thereof or the related goods, as fully and effectively as if Secured Party were the absolute owner thereof; (iii) to extend the time of payment of any of the Accounts, to grant waivers and make any allowance or other adjustment with reference thereto; (iv) to endorse the name of Debtor on notes, checks or other evidences of payments on Collateral that may come into possession of Secured Party; (v) to take control of cash and other proceeds of any Collateral; (vi) to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, or any drafts against Account Debtors or other persons making payment with respect to Collateral; (vii) to send a request for verification of Accounts to any Account Debtor; and (viii) to do all other acts and things necessary to carry out the intent of this Agreement.

Notwithstanding anything to the contrary contained herein, the Secured Party and the Lenders agree not to interfere with a lessee's quiet enjoyment of Equipment under a Lease, so long, but only so long, as no event of default or termination, and no event that with the giving of notice or lapse of time, or both, would constitute such an event, has occurred under the Lease.

         Section 6.03 Attorney-in-Fact. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion upon the occurrence and during the continuance of an Event of Default, but at Debtor's cost and expense and without notice to Debtor:

                  (a) To obtain, adjust, sell and cancel any insurance with respect to the Collateral, and endorse any draft drawn by insurers of the Collateral. Secured Party may apply any proceeds or unearned premiums of such insurance to the Obligations (whether or not due).

                  (b) To take any action and to execute any assignment, certificate, financing statement, notification, document or instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Debtor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

         Section 6.04 Account Debtors. Any payment or settlement of an Account made by an Account Debtor will be, to the extent of such payment or to the extent provided under such settlement, a release, discharge and acquittance of the Account Debtor with respect to such Account, and Debtor shall take any action as may be required by Secured Party in connection therewith. No Account Debtor on any Account will ever be bound to make inquiry as to the termination of this Agreement or the rights of Secured Party to act hereunder, but shall be fully protected by Debtor in making payment directly to Secured Party.

         Section 6.05 Liability for Deficiency. If any sale or other disposition of Collateral by Secured Party or any other action of Secured Party or any Lender hereunder results in reduction of the Obligations, such action will not release Debtor from its liability to Secured Party and the Lenders for any unpaid Obligations, including costs, charges and expenses incurred in the liquidation of Collateral, together with interest thereon, and the same shall be immediately due and payable to Secured Party at Secured Party's address set forth in Section 7.01 below.

         Section 6.06 Reasonable Notice. If any applicable provision of any law requires Secured Party or any Lender to give reasonable notice of any sale or disposition or other action, Debtor hereby agrees that five days' prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

         Section 6.07 Non-judicial Enforcement. Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law Debtor expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights with respect to the Collateral by judicial process.

                                   ARTICLE 7

                            MISCELLANEOUS PROVISIONS

         Section 7.01 Notices. All notices and other communications hereunder shall be given in writing and shall:

         (a) if given to the Debtor, be given to the following address and/or fax number:

                            PLM International, Inc.
                                One Market Plaza
                        Steuart Street Tower, Suite 900
                      San Francisco, California 94105-1301
             Attention: Chief Financial Officer and General Counsel
                            Fax No.: (415) 905-7228

         (b) if given to the Collateral Agent, be given to the following address and/or fax number:

                             Bankers Trust Company
                               Four Albany Street
                            New York, New York 10006
        Attention: Corporate Trust and Agency Group, Corporate Services
                            Fax No.: (212) 250-6961

         (c) if given to the Certificate of Title Agent, be given to the address and/or fax number set forth below:

                           First Security Bank of Utah, National Association 79 South Main Street
                           Salt Lake City, UT  84111
                           Fax No.:  (801) 246-5053

Each party hereto may specify another address or fax number by notice to the Collateral Agent and each other party. Each notice or other communication shall be effective (a) if given by mail, upon receipt, (b) if given by fax during regular business hours, once such fax is transmitted to the fax number provided in writing to each party, or (c) if given by any other means, upon receipt; provided that notices to the Collateral Agent and the Certificate of Title Agent are not effective until received.

         Section 7.02 Amendments and Waivers. Secured Party's acceptance of partial or delinquent payments or any forbearance, failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of Debtor or any Obligor, or of any right, power or remedy of Secured Party; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. Secured Party may remedy any Event of Default hereunder or in connection with the Obligations without waiving the Event of Default so remedied. Debtor hereby agrees that if Secured Party agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition or release of any Obligor or other Person, any such action shall not constitute a waiver of any of Secured Party's other rights or of Debtor's obligations hereunder. This Agreement may be amended only by an instrument in writing executed jointly by Debtor and Secured Party and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

         Section  7.03  Copy  as  Financing  Statement.  A  photocopy  or  other reproduction of this Agreement or any financing statement covering the Collateral is sufficient as a financing statement, and the same may be filed with any appropriate filing authority for the purpose of perfecting Secured Party's security interest in the Collateral.

         Section 7.04 Possession of Collateral. Secured Party shall be deemed to have possession of any Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

         Section 7.05 Redelivery of Collateral. If any sale or transfer of Collateral by Secured Party results in full satisfaction of the Obligations, and after such sale or transfer and discharge there remains a surplus of proceeds, Secured Party will deliver to Debtor such excess proceeds within thirty (30) days after the completion of such sale, transfer or discharge; provided, however, that neither Secured Party nor any Lender shall have any liability for any interest, cost or expense in connection with any delay in delivering such proceeds to Debtor.

         Section 7.06 Governing Law; Jurisdiction. This Agreement and the security interest granted hereby shall be construed in accordance with and governed by the laws of the State of Texas (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the security interests granted hereby).

         Section 7.07               Continuing Security Agreement.

         (a) Except as may be expressly applicable pursuant to Section 9.505 of the Code, no action taken or omission to act by Secured Party or the Lenders hereunder, including, without limitation, any action taken or inaction pursuant to Section 6.02, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until Secured Party and the Lenders shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (b) below.

         (b) To the extent that any payments on the Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by Secured Party or the Lenders, and Secured Party's and the Lenders' security interests, rights, powers and remedies hereunder shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to Section 7.08.

         Section 7.08 Termination. The grant of a security interest hereunder and all of Secured Party's and the Lenders' rights, powers and remedies in connection therewith shall remain in full force and effect until Secured Party has retransferred and delivered all Collateral in its possession to Debtor, and executed a written release or termination statement and reassigned to Debtor without recourse or warranty any remaining Collateral and all rights conveyed hereby. Upon the complete payment of the Obligations and the compliance by Debtor with all covenants and agreements hereof, Secured Party, at the written request and expense of Debtor, will release, reassign and transfer the Collateral to Debtor and declare this Agreement to be of no further force or effect. Notwithstanding the foregoing, the reimbursement and indemnification provisions of Section 4.08 and the provisions of subsection 7.07(b) shall survive the termination of this Agreement.

         Section 7.09 Counterparts, Effectiveness. This Agreement may be executed in two or more counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument. This Agreement becomes effective upon the execution hereof by Debtor and delivery of the same to Secured Party or the Lenders, and it is not necessary for Secured Party or any Lender to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

DEBTOR:
PLM RENTAL, INC.


By:_______________________________________
Name:
Title:











THE STATE OF TEXAS                  ss.
                                    ss.
COUNTY  OF  HARRIS                  ss.

         THIS INSTRUMENT was acknowledged before me on June ____, 1994 by ______________________, __________________ of PLM Rental, Inc., on behalf of such corporation.




                                                     Notary Public in and for
                                                     The State of Texas

                                                     My Commission Expires:





                               SECURITY AGREEMENT
                                   (Trailers)

                                   SCHEDULE I

                     Equipment other than Titled Equipment

                                  SCHEDULE II

                                Titled Equipment

                                  SCHEDULE III

                         Copies of Railroad Car Leases

                                   EXHIBIT G

                               SECURITY AGREEMENT
                                    (Master)

         THIS SECURITY AGREEMENT (this "Agreement") is made as of June 30, 1994, by PLM International, Inc. ("Debtor") in favor of (a) with respect to the Titled Equipment, the Certificate of Title Agent, and (b) with respect to Collateral other than the Titled Equipment, the Collateral Agent (with the Collateral Agent and the Certificate of Title Agent, acting in such capacities, herein referred to collectively as the "Secured Party").

                                    RECITALS

         A. On even date herewith, Sun Life Insurance Company of America, Alexander Hamilton Life Insurance Company of America, American Life and Casualty Insurance Company, and Republic Western Insurance Company (collectively, together with each other holder of the Notes now or hereafter issued pursuant to the Note Agreement referred to below, the "Lenders") and the Debtor are executing a certain Note Agreement (such agreement, as the same may from time to time be amended or supplemented, being hereinafter referred to as the "Note Agreement").

         B. Also on even date herewith, each of the Lenders and the Debtor are executing certain Note Purchase Agreements (such agreements, as the same may from time to time be amended or supplemented, being herein referred to collectively as the "Note Purchase Agreement") pursuant to which upon the terms and conditions stated therein, the Lenders agree to purchase certain Notes issued by the Debtor.

         C. On even date herewith, the Lenders and Bankers Trust Company (not in its individual capacity, but solely as Collateral Agent) have executed a certain Collateral Agency Agreement (the "Collateral Agency Agreement") pursuant to which the Lenders have appointed Bankers Trust Company to act as their Collateral Agent.

         D. The Lenders have conditioned their respective obligations under the Note Agreement and the Note Purchase Agreement upon the execution and delivery by the Debtor of this Agreement, and Debtor has agreed to enter into this Agreement.

         E. Therefore, in order to comply with the terms and conditions of the Note Agreement and the Note Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

                                   ARTICLE 1

                               SECURITY INTEREST

         Section 1.01 Grant of Security Interest. Debtor hereby assigns and grants to Secured Party a security interest in and right of set-off against the assets referred to in Section 1.02 (the "Collateral") to secure the prompt payment and performance of the "Obligations" (as defined in Section 2.02) and the performance by Debtor of this Agreement. In the case of the Titled Equipment, such security interest and right of set-off shall be in favor of the Certificate of Title Agent, as Secured Party and, with respect to Collateral other than the Titled Equipment, such security interest and right of set-off shall be in favor of the Collateral Agent, as Secured Party.

         Section 1.02 Collateral. The Collateral consists of the following types or items of property:

         (a) All of Debtor's interest in and to the Equipment (including, without limitation, the Titled Equipment);

                  (b)  All of Debtor's interest in and to the Leases;

                  (c) (i) All certificates of title or other documents evidencing ownership or possession of or otherwise relating to any property referred to in this Section; (ii) all policies of insurance (whether or not required by Secured Party) covering any property referred to in this Section; (iii) all goods which were at any time included in the Collateral and which are returned to or for the account of Debtor following their sale, lease or other disposition; (iv) all proceeds, products, replacements, additions to, substitutions for, accessions of, and property necessary for the operation of any of the property referred to in this Section, including, without limitation, insurance payable as a result of loss or damage to any of the property referred to in this Section, refunds of unearned premiums of any such insurance policy and claims against third parties; and (v) all books and records related to any of the property referred to in this Section, including, without limitation, any and all books of account, customer lists and other records relating in any way to the accounts, chattel paper, instruments or inventory referred to in this Section.

                  (d) All general intangibles related to any property referred to in this Section, including, without limitation, all (i) letters of credit, bonds, guaranties, purchase or sales agreements and other contractual rights, rights to performance, and claims for damages, refunds (including tax refunds) or other monies due or to become due;
         (ii) orders, franchises, permits, certificates, licenses, consents, exemptions, variances, authorizations or other approvals by any governmental agency or court; (iii) consulting, engineering and technological information and specifications, design data, patent rights, trade secrets, literary rights, copyrights, trademarks, labels, trade names and other intellectual property; (iv) business records, computer tapes and computer software; and (v) goodwill.

         It is expressly contemplated that, from time to time, in accordance with the provisions of Sections 3.8 and 3.10 of the Note Agreement, security interests in additional equipment, inventory, and leases and other contracts may be granted to Secured Party as additional security for the obligations. In such event, the Secured Party and the Debtor may agree to attach a new Schedule I, Schedule II, or
Schedule III hereto listing the Collateral as therein agreed to, without the necessity of amending this Security Agreement, which shall continue in full force and effect. Such new Schedule I, II and/or III shall be prepared by the Debtor, signed by a Responsible Officer of the Debtor, and delivered to the Secured Party.

         Section 1.03 Location of Collateral. Each item of Collateral, other than goods that are mobile and of a type normally used in more than one jurisdiction within the meaning of Subsection 9.103(c)(1) of Code, are and shall be located in the state of California.

                                   ARTICLE 2

                                  DEFINITIONS

         Section 2.01 Terms Defined Above or in the Note Agreement. As used in this Agreement, the terms defined above shall have the meanings respectively assigned to them. Other capitalized terms which are defined in the Note Agreement but which are not defined herein shall have the same meanings as defined in the Note Agreement.

         Section 2.02 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

                  "Accounts" means all accounts, chattel paper and instruments (as such terms are defined in the Code) at any time included in the Collateral, including, without limitation, the Leases.

                  "Account Debtor" means any Person liable (whether directly or indirectly, primarily or secondarily) for the payment or performance of any obligations included in the Collateral, whether as an account debtor (as defined in the Code), obligor on an instrument, issuer of documents or securities, guarantor or otherwise.

                  "Agreement" means this Security Agreement, as the same may from time to time be amended or supplemented.

                  "Certificate of Title Agency Agreement" means that certain Certificate of Title Agency Agreement dated of even date herewith executed by and among First Security Bank of Utah, National
         Association, in its capacity as Certificate of Title Agent, and the Lenders.

                  "Certificate  of Title Agent" means that Person then acting as
         Certificate   of  Title  Agent   pursuant  to  the  provisions  of  the
         Certificate of Title Agency Agreement.

                  "Code" means the Uniform Commercial Code as presently in effect in the State of Texas, Business and Commerce Code, Chapters 1 through 9. Unless otherwise indicated by the context herein, all uncapitalized terms which are defined in the Code shall have their respective meanings as used in Chapter 9 of the Code.

                  "Chattel Paper" means all chattel paper (as defined in the Code) at any time included in the Collateral.

                  "Collateral Agent" means that Person then acting as Collateral Agent pursuant to the terms of the Collateral Agency Agreement.

                  "Event of Default" means any event specified in Section 6.01.

                  "Equipment" means the inventory, equipment and other goods identified on Schedule I hereto and the Titled Equipment.

                  "Fair Market Value" means, with respect to the Equipment, the Appraised Value of the Equipment as shown on the most recent Company Appraisal Report or Independent Appraisal Report.

         "Inventory" means all inventory (as defined in the Code) at any time included in the Collateral.

                  "Leases" means all leases, Marine Container Pooling Arrangements, Marine Vessel Pooling Arrangements, and other contracts of whatever nature relating to the Equipment, including, but not limited to, the leases regarding railroad cars that are attached as
         Schedule III hereto.

                  "Marine Container Pooling Arrangement" means any written agreement, however denominated, pursuant to which (a) marine containers owned by the Debtor are leased to a Person who incorporates such containers into a pool of marine containers that are subleased to others and (b) such Person agrees to pay to the Debtor, on a periodic basis, a percentage of the aggregate net revenues received in respect of any and all of the marine containers comprising such pool.

                  "Marine Vessel Pooling Arrangement" means any written agreement, however denominated, pursuant to which (a) marine vessels owned by the Debtor are leased to a Person who incorporates such marine vessels into a pool of marine vessels that are subleased to others and
         (b) such pool or Person agrees to pay the Debtor on a periodic basis, a percentage of the aggregate net revenues received in respect of any and all of the marine vessels comprising such pool.

                  "Obligations" means all the indebtedness and other obligations of Debtor to the Lenders now or hereafter existing under or in connection with the Note Agreement, the Notes and the Note Purchase Agreement. The Obligations shall also include all interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by Secured Party (including, without limitation, the Collateral Agent's and the Certificate of Title Agent's expenses, compensation for services of the Collateral Agent and the Certificate of Title Agent and indemnities from the Debtor to the Collateral Agent and the Certificate of Title Agent) and the Lenders in connection with the execution, administration or enforcement of Secured Party's or any of the Lenders' rights and remedies hereunder under or any other agreement with Debtor.

                  "Obligor" means any Person, other than Debtor, liable (whether directly or indirectly, primarily or secondarily) for the payment or performance of any of the Obligations whether as maker, co-maker, endorser, guarantor, accommodation party, general partner or otherwise.

                  "Titled Equipment" means the equipment, inventory, and other goods identified on Schedule II hereto.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         In order to induce Secured Party to accept this Agreement, Debtor represents and warrants to Secured Party (which representations and warranties will survive the creation and payment of the Obligations) that:

         Section 3.01 Ownership of Collateral; Encumbrances. Debtor is the legal and beneficial owner of the Collateral free and clear of any adverse claim, lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and Liens permitted by Subsections
6.17 (a), (b), (c) and (e) of the Note Agreement, and Debtor has full right, power and authority to assign and grant a security interest in the Collateral to Secured Party. Each item of Equipment the ownership of which, under applicable law, is or should be evidenced by a certificate of title, is properly titled in the name of Debtor.

         Section 3.02 No Required Consent. No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, lessee or other Person (other than such as have been obtained and the filing of financing statements) is required for (i) the due execution, delivery and performance by Debtor of this Agreement, (ii) the grant by Debtor of the security interest granted by this Agreement, (iii) the perfection of such security interest (except for the filings of the financing statements and the other filings necessary to perfect such security interest) or
(iv) the exercise by Secured Party of its rights and remedies under this Agreement.

         Section 3.03 First Priority Security Interest. The grant of the security interest in the Collateral pursuant to this Agreement creates a valid security interest in the Collateral, enforceable against Debtor and all third parties and securing payment of the Obligations. Upon the filing of the financing statements and the other filings necessary to perfect such security interest, the Secured Party will have a duly perfected first priority security interest in the Collateral.

         Section 3.04 No Filings By Third Parties. No financing statement or other public notice or recording covering the Collateral is on file in any public office (other than any financing statement or other public notice or recording naming Secured Party as the secured party therein), and Debtor will not execute any such financing statement or other public notice or recording so long as any of the Obligations are outstanding.

         Section 3.05 No Name Changes. Debtor has not, during the preceding five years, entered into any contract, agreement, security instrument or other document using a name other than, or been known by or otherwise used any name other than, the name used by Debtor herein.

         Section 3.06 Location of Debtor and Collateral. Debtor's chief executive office and Debtor's records concerning the Collateral are located at San Francisco, California. The Collateral is located at the locations specified in Section 1.03 hereof. Any Collateral not at such location(s) nevertheless remains subject to Secured Party's security interest.

         Section 3.07 Collateral. All statements or other information provided by Debtor to Secured Party or any Lender describing or with respect to the Collateral is or (in the case of subsequently furnished information) will be when provided correct and complete in all material respects. The delivery at any time by Debtor to Secured Party of additional Collateral or of additional descriptions of Collateral shall constitute a representation and warranty by Debtor to Secured Party hereunder that the representations and warranties of this Article 3 are correct insofar as they would pertain to such Collateral or the descriptions thereof.

         Section 3.08               Accounts.

         (a) Each Account represents the genuine, valid and legally enforceable indebtedness of an Account Debtor arising from the sale, lease or rendition by Debtor of goods or services and is not and will not be subject to contra accounts, set-offs, defenses, counterclaims, allowances or adjustments (other than discounts for prompt payment shown on the invoice), or objections or complaints by the Account Debtor concerning its liability on the Account; and any goods, the sale of which gave rise to an Account, have not been returned or rejected by the Account Debtor or lost or damaged prior to receipt by the Account Debtor. Each item of Equipment subject to a Lease has been delivered to, and accepted by, the lessee under such Lease. No event of default or termination, and no event that with the giving of notice or lapse of time, or both, would constitute such an event, has occurred on the part of any party under any of the Leases. All legal and beneficial rights of the lessor under any Lease are held by Debtor.

         (b) The amount shown as to each Account on Debtor's books is or will be the true and undisputed amount owing and unpaid thereon. Each Account arose or shall have arisen in the ordinary course of Debtor's business; provided, however, that any Accounts which arose or hereafter arise outside the ordinary course of Debtor's business shall nevertheless be included as part of the Collateral. Debtor has no knowledge of any bankruptcy, insolvency or other action affecting creditors' rights with respect to any Account Debtor.

         (c) Each invoice or agreement evidencing the Accounts is or will be due and payable not more than 90 days from the date thereof; provided, however, that any Accounts not so due and payable shall nevertheless be included as part of the Collateral.

         Section 3.09 Delivery of Documents or Letters of Credit. With respect to any Inventory or other Collateral covered by one or more certificates of title or other documents evidencing ownership or possession thereof, and with respect to any Accounts or other Collateral supported by letters of credit, each of such certificates, documents or letters of credit has been delivered to Secured Party (provided that all certificates, documents and letters of credit referred to in Section 1.02 shall be subject to the security interest created by this Agreement irrespective of whether or not such delivery shall have been made).

         Section 3.10 Certain Trailers. Each of the trailers described in Schedule B of the opinion of Perkins, Thompson, Hinckley & Keddy delivered pursuant to the requirements of the Note Agreement is and has been registered in the state of Maine continuously since the Filing Date (as such term is defined in such opinion), and bears and has continuously borne since such Filing Date, registration plates issued by the state of Maine.

                                   ARTICLE 4

                            COVENANTS AND AGREEMENTS

         Debtor will at all times comply with the covenants and agreements contained in this Article 4, from the date hereof and for so long as any part of the Obligations are outstanding.

         Section 4.01 Change in Location of Collateral or Debtor. Debtor will cause each item of Equipment to be kept in jurisdictions in which all action necessary to perfect Secured Party's security interests have been duly accomplished, provided, however, that a lessee may use or keep Equipment constituting goods that are mobile and of the type normally used within more than one jurisdiction within the meaning of Subsection 9.103(c)(1) of the Code in such other locations as are permitted by the Lease for the Equipment. Debtor will give Secured Party 30 days' prior written notice of (i) the opening or closing of any place of Debtor's business or (ii) any change in the location of Debtor's chief executive office or address.

         Section 4.02 Change in Debtor's Name or Corporate Structure. Debtor will not change its name, identity or corporate structure (including, without limitation, any merger, consolidation or sale of substantially all of its assets) without notifying Secured Party of such change in writing at least 30 days prior to the effective date of such change. Without the express written consent of Secured Party, however, Debtor will not engage in any other business or transaction under any name other than Debtor's name hereunder.

         Section 4.03 Documents; Collateral in Possession of Third Parties. If certificates of title or other documents evidencing ownership or possession of the Collateral are issued or outstanding, Debtor will cause the interest of Secured Party to be properly noted thereon and will, forthwith upon receipt, deliver same to Secured Party. If any Collateral is at any time in the possession or control of any warehouseman, bailee, agent or independent contractor, Debtor shall notify such Person of Secured Party's security interest in such Collateral. Debtor shall instruct any such Person to hold all such Collateral for Secured Party's account subject to Debtor's instructions, or, if an Event of Default shall have occurred, subject to Secured Party's instructions.

         Section 4.04 Delivery of Letters of Credit and Instruments; Chattel Paper.

         Debtor will deliver each letter of credit, if any, included in the Collateral to Secured Party, in each case forthwith upon receipt by or for the account of Debtor. If any Account becomes evidenced by a promissory note, trade acceptance or any other instrument for the payment of money (other than checks or drafts in payment of Accounts collected by Debtor in the ordinary course of business prior to notification by Secured Party under Section 6.02(h)), Debtor will immediately deliver such instrument to Secured Party appropriately endorsed and, regardless of the form of presentment, demand, notice of dishonor, protest and notice of protest with respect thereto, Debtor will remain liable thereon until such instrument is paid in full. All original counterparts of any Chattel Paper (including, without limitation, the Leases, to the extent that the same constitutes Chattel Paper) evidencing leases of Equipment having a Fair Market Value of less than $500,000, shall either be (a) delivered to Secured Party and retained in its possession, or (b) conspicuously marked to indicate that such Chattel Paper is subject to the security interests granted to Secured Party in this Agreement. All original counterparts of any Chattel Paper evidencing leases of Equipment having a Fair Market Value of $500,000 or more shall be delivered to the Secured Party and retained in its possession.

         Section 4.05 Sale, Disposition or Encumbrance of Collateral. Except as permitted by Section 4.10 or the Note Agreement, Debtor will not in any way encumber any of the Collateral (or permit or suffer any of the Collateral to be encumbered) or sell, assign, lend, rent, lease or otherwise dispose of or transfer any of the Collateral to or in favor of any Person other than Secured Party.

         Section 4.06 Proceeds of Collateral. Except as permitted by Sections 4.04, 4.10 and 4.11 hereof and by the Note Agreement, Debtor will deliver to Secured Party promptly upon receipt all proceeds delivered to Debtor from the sale or disposition of any Collateral. If chattel paper, documents or instruments are received as proceeds, which are required to be delivered to Secured Party, they will be, immediately upon receipt, properly endorsed or assigned and delivered to Secured Party as Collateral. This Section 4.06 shall not be construed to permit sales or dispositions of Collateral except as may be elsewhere expressly permitted by this Agreement or the Note Agreement.

         Section 4.07 Records and Information. Debtor shall keep accurate and complete records of the Collateral (including proceeds). These records shall reflect complete and accurate stock records of the Inventory and all facts concerning each Account. Secured Party may at any time have access to, examine, audit, make extracts from and inspect without hindrance or delay Debtor's records, files and the Collateral at the Debtor's expense. Debtor will promptly provide written notice to Secured Party of all information which in any way relates to or affects the filing of any financing statement or other public notices or recordings, or the delivery and possession of items of Collateral for the purpose of perfecting a security interest in the Collateral. Debtor will also promptly furnish such information as Secured Party may from time to time reasonably request regarding (i) the business, affairs or financial condition of Debtor or (ii) the Collateral or Secured Party's rights or remedies with respect thereto.

         Section 4.08 Reimbursement of Expenses. Debtor hereby assumes all liability for the Collateral, the security interests created hereunder and any use, possession, maintenance, management, enforcement or collection of any or all of the Collateral. Debtor agrees to indemnify and hold Secured Party and the Lenders harmless from and against and covenants to defend Secured Party and the Lenders against any and all losses, damages, claims, costs, penalties, liabilities and expenses, including, without limitation, court costs and attorneys' fees, incurred because of, incident to, or with respect to the Collateral (including, without limitation, consequential damages, any use, possession, maintenance or management thereof, or any injuries to or deaths of persons or damage to property). THE FOREGOING INDEMNITY SHALL COVER LOSSES, LIABILITIES OR EXPENSES RESULTING FROM THE ORDINARY NEGLIGENCE OF THE SECURED PARTY AND THE LENDERS, WHETHER SOLE, JOINT, CONTRIBUTORY OR CONCURRENT. All amounts for which Debtor is liable pursuant to this Section 4.08 shall be due and payable by Debtor to Secured Party upon demand. If Debtor fails to make such payment upon demand (or if demand is not made due to an injunction or stay arising from bankruptcy or other proceedings) and Secured Party or any Lender pays such amount, the same shall be due and payable by Debtor to Secured Party, plus interest thereon from the date of Secured Party's demand (or from the date of Secured Party's payment if demand is not made due to such proceedings) at the interest rate then applicable to the Series A Senior Secured Notes pursuant to the provisions of the Note Agreement.

         Section 4.09 Further Assurances. Debtor shall take all steps necessary or appropriate to maintain a first priority perfected security interest in the Collateral, except as may be provided in the Note Agreement. In addition, upon the request of Secured Party, Debtor shall (at Debtor's expense) execute and deliver all such assignments, certificates, financing statements or other documents and give further assurances and do all other acts and things as Secured Party may reasonably request to perfect Secured Party's interest in the Collateral or to protect, enforce or otherwise effect Secured Party's rights and remedies hereunder. Without limiting the generality of the foregoing, Debtor shall: (a) ensure that each certificate of title covering any of the Equipment, and each registration without certification of title covering any Equipment, identifies the Secured Party as "lien holder", "legal owner", or as otherwise appropriate to perfect the security interest created hereby, and promptly deliver the original of such certificate of title to the Secured Party, (b) file an executed counterpart of this Agreement with the Interstate Commerce Commission in order to perfect the Secured Party's Lien on rolling stock forming part of the Collateral under the provisions of 49 U.S.C.A. Section 11303 (1979) (formerly
Section 20c of the Interstate Commerce Act), and (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, and make such recordings and filings, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the Lien granted or purported to be granted hereby, including, without limitation, execution and filing of such instruments and recordings as may be necessary under federal law relating to the creation and perfection of a security interest in any Equipment.

         Section 4.10 Equipment. Until an Event of Default occurs hereunder, Debtor may use the Equipment in any lawful manner not inconsistent with this Agreement and with the terms of insurance thereon and may sell, lease or otherwise dispose of its Equipment for cash or terms in the ordinary course of business, and Debtor may retain the proceeds of such sales, leases or other dispositions (subject to Section 4.04 and subsection 4.11(a)); provided, however, the Equipment shall remain in Debtor's possession and control at all times prior to sale, lease or other disposition at the location(s) specified in
Section 1.03. Debtor shall bear any risk of loss of the Equipment. Debtor shall not use any item of Equipment in a manner inconsistent with the holding thereof for sale, lease or other disposition in the ordinary course of business or in contravention of the terms of any agreement. A sale, lease or disposition in the ordinary course of business does not include the exchange of Equipment for services or goods in kind or transfers of Equipment for the satisfaction of obligations to suppliers or other indebtedness. Upon an Event of Default, Debtor will not sell, lease or otherwise dispose of any of the Equipment without the prior written consent of Secured Party, and Debtor shall immediately deliver to Secured Party any checks, cash or other forms of payment which Debtor receives in connection with any Equipment, appropriately endorsed.

         Section 4.11               Accounts.

         (a) Collections of the Accounts shall be deposited into trust account maintained at First Union Bank of North Carolina, as trustee for the benefit of the Secured Party and certain other Persons.

         (b) Debtor will not modify, extend or substitute any contract, the terms of which shall at any time have given rise to an Account, except in the ordinary course of business or with the prior written consent of Secured Party. Debtor will not re-date any invoice or sale or make sales with an extended payment date beyond that customary in the industry, and in no event longer than 90 days. Debtor shall not adjust, settle, discount or compromise any of the Accounts, except in the ordinary course of business or with the prior written consent of Secured Party.

         (c) Debtor will duly perform or cause to be performed all of Debtor's obligations with respect to the Accounts and the underlying sales of goods or other transactions giving rise to the Accounts.

         Section 4.12               Condition of Equipment, etc.  Debtor shall:
                                    ---------------------------

         (a) Cause each lessee to maintain and preserve the Equipment subject to a Lease strictly in accordance with the terms and provisions thereof and otherwise perform in a timely manner all obligations of the lessee thereunder. Without limitation of the foregoing, Debtor shall cause the Equipment to be maintained and preserved, by the lessee or otherwise, in the same condition, repair and working order as when delivered to the lessee, ordinary wear and tear excepted, and in accordance with any manufacturer's manual and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made, by the lessee or otherwise, all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end.

         (b) Pay promptly when due, or cause to be so paid in accordance with the Leases, all taxes, assessments, and other charges imposed upon or in respect of the Equipment or this Agreement and all claims, including claims for labor, materials and supplies, against the Equipment.

         (c) Perform in a timely manner all obligations of Debtor under the Leases.

         (d) Mark each car of rolling stock forming part of the Collateral appropriately to show Debtor's ownership and with its assigned reporting mark and number in accordance with the rules and regulations of the American Association of Railroads, and maintain and cause such rolling stock to be always so marked while this Agreement remains in effect and not cause or allow such rolling stock to be renumbered or to be marked so as to indicate (i) ownership in any other party, or (ii) except as permitted by Subsections 6.17(a), (b),
(c), and (e) of the Note Agreement, a Lien thereon allegedly held by any party other than Secured Party, for the benefit of the Lenders.

         (e) At the request of Secured Party, at Debtor's own cost and expense, cause each item of the Equipment (if not prevented by applicable law or regulations or governmental authority, and if it will not adversely affect the proper use thereof) to be legibly marked in a reasonably prominent location with such a plate, disk or other marking of customary size, and bearing such a legend, as shall be appropriate or desirable to evidence the fact that it is subject to the Lien of the Secured Party hereunder. Debtor shall not remove or deface, or permit to be removed or defaced, any such plate, disk, or other marking or the identifying manufacturer's serial number, and, in the event of such removal, defacement or other disappearance thereof, Debtor shall promptly cause such plate, disk or other marking or serial number to be promptly replaced.

         (f) If any trailer or rolling stock forming part of the Collateral is used in, leased in, or permitted to be used in Canada (or any province or territory thereof) or in Mexico (or in any state or Federal District thereof), take all necessary action to protect the right, title and interest of the Secured Party in the Collateral and furnish the Secured Party with an opinion of Canadian or Mexican counsel, as the case may be, acceptable to the Required Noteholders to the effect that the action taken by Debtor is all that is necessary to protect the right, title, and interest of the Secured Party in such Equipment.

         Section 4.13 Collateral Attached to Other Property. In the event that the Collateral is to be attached or affixed to any real property, Debtor hereby agrees that this Agreement may be filed for record in any appropriate real estate records as a financing statement which is a fixture filing. In connection therewith, Debtor will take whatever action is required by Section 4.09. If Debtor is not the record owner of such real property, Debtor will provide Secured Party with any additional security agreements or financing statements necessary for the perfection of Secured Party's security interest in the Collateral. If the Collateral is wholly or partly affixed to real estate or installed in or affixed to other goods, Debtor will furnish Secured Party with a disclaimer (including landlord's or other lien waivers or releases, if applicable), signed by all Persons or entities having an interest in the real estate or other goods to which the Collateral may have become affixed, of any prior interest to Secured Party's interest in the Collateral.

         Section 4.14 Collateral Separate and Distinct. Debtor shall at all times keep the Collateral, including proceeds, or cause it to be kept (when in the possession of warehousemen, bailees, agents, independent contractors or other third parties), separate and distinct from other property.

         Section 4.15               Insurance.

         (a) Debtor shall cause each lessee under a Lease to maintain insurance on the Equipment subject thereto.

         (b) Without limitation of the foregoing, Debtor shall at its own expense maintain such additional insurance with respect to the Equipment, with financially sound and reputable insurers (excluding in any event, except in the case of marine vessel insurance that is at least 95% reinsured, Transportation Equipment Indemnity Company, Ltd. and all other Affiliates of Debtor) in amounts, with such deductibles, and against such risks as are customary carried in lines of business similar to that of Debtor including but not limited to physical damage, public liability and third party property damage in amounts satisfactory to Required Noteholders (subject to commercial reasonableness as to each type of insurance).

         (c) Each policy of insurance for the Equipment obtained in accordance with the Subsection 4.15(a) and all policies of insurance obtained in accordance with Subsection 4.15(b) shall: (i) for liability insurances, name Secured Party and the Lenders as additional insureds; (ii) for physical damage insurance, provide that the Secured Party for the benefit of the Lenders be loss payee in the event of actual, constructive or agreed total loss; (iii) for physical damage and liability insurances, provide that there shall be no recourse against the Secured Party or any Lender for payment of premiums or other amounts with respect thereto; provide that any loss thereunder shall be payable to the Secured Party as set forth herein notwithstanding any action, inaction or breach of representation or warranty by Debtor or any lessee under the Leases, including, without limitation, improper or illegal operation of the Equipment (to the extent as is usual and customary insurance industry practice); waive any rights of subrogation and any rights of setoff, counterclaim or deduction against each insured; and provide that at least thirty (30) days' prior written notice of cancellation, change, nonrenewal, expiration or lapse shall be given to the Secured Party by the insurer. Evidence of the foregoing provisions shall be provided in the form of certificates of insurance, certificates of entry or written confirmation by established and reputable insurance brokers.

         (i) Upon the occurrence and during the continuance of any Event of Default or (ii) upon the actual or constructive total loss of any Equipment, all insurance payments in respect of such Equipment shall be paid to and applied by the Secured Party as specified in Subsection 6.02(d) except, with respect only to clause (ii), insofar as the Lease covering such Equipment provides for the insurance payments to be paid to the lessee for purposes of repairing the Equipment.

         Section 4.16               Leases.

         (a) Debtor shall keep its principal place of business and chief executive office and the office where it keeps its records and files concerning the Leases (including its copies of the Leases, if not in the possession of the Secured Party) and the Equipment and other Collateral, other than railcars and other rolling stock included in the Collateral, at the location specified in
Section 1.03 hereof.

         (b) Except as otherwise provided in this Subsection 4.16(b), Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Leases. In connection with such collections, Debtor may take, and, after the occurrence and during the continuance of an Event of Default, at the Secured Party's direction, or at the direction or with the consent of the Required Noteholders, shall take, such action as Debtor or the Secured Party may deem necessary or advisable to enforce collection of the Leases. If an Event of Default shall have occurred and be continuing, the Secured Party will have the right at any time at the direction or with the consent of the Required Noteholders (i) to direct the lessees under the Leases to make payment of all amounts due or to become due thereunder directly to the Secured Party and, upon such direction of the Secured Party and at the expense of the Debtor, to enforce collection of any of the Leases in the same manner and to the same extent as Debtor might have done and
(ii) to require that all amounts received by Debtor in respect of the Leases be received in trust for the benefit of the Secured Party and the Lenders hereunder and be segregated from other funds of Debtor. Any amounts so segregated shall, at the Secured Party's request, be forthwith paid over to the Secured Party to be held as cash collateral pursuant to that certain Cash Collateral Agreement (First Union) entered into of even date herewith between Debtor and Secured Party. If the Secured Party notifies Debtor of the Secured Party's intention to direct lessees to make Lease payments directly to the Secured Party or to require Debtor to segregate and hold such payments in trust, without limiting in any way the Secured Party's rights hereunder to act in the absence of such agreements, Debtor shall enter into written agreements satisfactory to the Secured Party and the Required Noteholders to implement such intention.

         (c) After the occurrence and during the continuance of an Event of Default, Debtor shall accept no prepayment from any lessee of amounts due under any of the Leases without obtaining the prior written consent of the Required Noteholders, except such amounts as are required under any Lease to be paid in advance (including, without limitation, a security deposit or a maintenance reserve account).

         (d) In the event that the Debtor executes a new Lease regarding Equipment constituting railroad cars, the Debtor shall file a true and correct copy of such new Lease with the Interstate Commerce Commission.

                                   ARTICLE 5

                   RIGHTS, DUTIES AND POWERS OF SECURED PARTY

         The following rights, duties and powers of Secured Party are, except as otherwise noted, applicable irrespective of whether an Event of Default occurs and is continuing:

         Section 5.01 Discharge Encumbrances. After the occurrence and during the continuance of an Event of Default, Secured Party may, but shall not be obligated to, discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, pay for insurance on the Collateral and pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party upon demand for any payment so made, plus interest thereon from the date of Secured Party's demand at the interest rate then applicable to the Series A Senior Secured Notes pursuant to the provisions of the Note Agreement.

         Section 5.02 Transfer of Collateral. Any Lender may transfer any or all of the Obligations as provided in the Note Agreement, and upon any such transfer such Lender may transfer its interest in any or all of the Collateral and shall be fully discharged thereafter from all liability therefor (except for any indemnities provided by such Lenders to the Secured Party).

         Section 5.03 Licenses and Rights to Use Collateral. In connection with any transfer or sale (to Secured Party or any other Person) of the Collateral, Secured Party is hereby granted a transferable license or other right to use, without any charge, any of Debtor's labels, patents, copyrights, trade names, trade secrets, trademarks or other similar property in completing production, advertising or selling such Collateral. Debtor's rights under all licenses and franchise agreements shall inure to the benefit of Secured Party and any transferee of all or any part of the Collateral.

         Section 5.04 Cumulative and Other Rights. The rights, powers and remedies of Secured Party hereunder are in addition to all rights, powers and remedies given by law or in equity. The exercise by Secured Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of set-off. If any of the Obligations are given in renewal, extension for any period or rearrangement, or applied toward the payment of debt secured by any lien, Secured Party shall be, and is hereby, subrogated to all the rights, titles, interests and liens securing the debt so renewed, extended, rearranged or paid.

         Section 5.05 Disclaimer of Certain Duties. The powers conferred upon Secured Party by this Agreement are to protect its interest in the Collateral and shall not impose any duty upon Secured Party or any Lender to exercise any such powers. Debtor hereby agrees that Secured Party shall not be liable for, nor shall the indebtedness evidenced by the Obligations be diminished by, Secured Party's delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral.

         Section 5.06 Certificate of Title Agent. Notwithstanding anything to the contrary contained herein, the Certificate of Title Agent shall, pursuant to the provisions of the Certificate of Title Agency Agreement, hold the original certificates of title for the Titled Equipment for the benefit of the Lenders and be named as first lienholder on such certificates of title and other documents related thereto, for the benefit of the Lenders.

                                   ARTICLE 6

                               EVENTS OF DEFAULT

         Section 6.01 Events. It shall constitute an Event of Default under this Agreement if an Event of Default occurs and is continuing under the Note Agreement.

         Section 6.02 Remedies. Upon the occurrence and during the continuance of any Event of Default, Secured Party may take any or all of the following actions without notice (except where expressly required below or in the Note Agreement) or demand to Debtor:

                  (a) Take possession of the Collateral, or at Secured Party's request Debtor shall, at Debtor's cost, assemble the Collateral and make it available at a location to be specified by Secured Party which is reasonably convenient to Debtor and Secured Party. In any event, Debtor shall bear the risk of accidental loss or damage to or diminution in value of the Collateral, and neither Secured Party nor any Lender will have any liability whatsoever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to risk insured.

                  (b) Sell or lease, in one or more sales or leases and in one or more parcels, or otherwise dispose of any or all of the Collateral in its then condition or in any other commercially reasonable manner as Secured Party may elect, in a public or private transaction, at any location as deemed reasonable by Secured Party (including, without limitation, Debtor's premises), either for cash or credit or for future delivery at such price as Secured Party may deem fair, and (unless prohibited by the Code, as adopted in any applicable jurisdiction) Secured Party or any Lender may be the purchaser of any or all Collateral so sold and, in the case of the Secured Party, may apply upon the purchase price therefor any Obligations secured hereby. Any such sale or transfer by Secured Party either to itself or to any other Person shall be absolutely free from any claim of right by Debtor, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer, Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. It shall not be necessary that the Collateral or any part thereof be present at the location of any such sale or transfer. Secured Party may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. In the event any sale or transfer hereunder is not completed or is defective in the opinion of Secured Party, such sale or transfer shall not exhaust the rights of Secured Party hereunder, and Secured Party shall have the right to cause one or more subsequent sales or transfers to be made hereunder. In the event that any of the Collateral is sold or transferred on credit, or to be held by Secured Party for future delivery to a purchaser or transferee, the Collateral so sold or transferred may be retained by Secured Party until the purchase price or other consideration is paid by the purchaser or transferee thereof, but in the event that such purchaser or transferee fails to pay for the Collateral so sold or transferred or to take delivery thereof, neither Secured Party nor any Lender shall incur any liability in connection therewith. If only part of the Collateral is sold or transferred such that the Obligations remain outstanding (in whole or in part), Secured Party's rights and remedies hereunder shall not be exhausted, waived or modified, and Secured Party is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred and all the Obligations are paid. In the event that Secured Party elects not to sell the Collateral, Secured Party retains its rights to lease or otherwise dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this subsection or in subsection (e) shall constitute disposition in a commercially reasonable manner.

                  (c) Take possession of all books and records of Debtor pertaining to the Collateral. Secured Party shall have the authority to enter upon any real property or improvements thereon in order to obtain any such books or records, or any Collateral located thereon, and remove the same therefrom without liability.

                  (d) Apply proceeds of the disposition of the Collateral to the Obligations in any manner elected by Secured Party and permitted by the Code or otherwise permitted by law or in equity. Such application may include, without limitation, the reasonable expenses of retaking, holding, preparing for sale or other disposition, and the reasonable attorneys' fees and legal expenses incurred by Secured Party and the Lenders.

                  (e) Appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer by Secured Party of the Collateral. Additionally, any sale or transfer hereunder may be conducted by an auctioneer or any officer or agent of Secured Party.

                  (f) Receive, change the address for delivery, open and dispose of mail addressed to Debtor, and execute, assign and endorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of Collateral on behalf of and in the name of Debtor.

                  (g) Notify or require Debtor to notify Account Debtors that the Accounts have been assigned to Secured Party and direct such Account Debtors to make payments on the Accounts directly to Secured Party. To the extent Secured Party does not so elect, Debtor shall continue to collect the Accounts. Secured Party or its designee shall also have the right, in its own name or in the name of Debtor, to do any of the following: (i) to demand, collect, receipt for, settle, compromise any amounts due, give acquittances for, prosecute or defend any action which may be in relation to any monies due or to become due by virtue of, the Accounts; (ii) to sell, transfer or assign or otherwise deal in the Accounts or the proceeds thereof or the related goods, as fully and effectively as if Secured Party were the absolute owner thereof; (iii) to extend the time of payment of any of the Accounts, to grant waivers and make any allowance or other adjustment with reference thereto; (iv) to endorse the name of Debtor on notes, checks or other evidences of payments on Collateral that may come into possession of Secured Party; (v) to take control of cash and other proceeds of any Collateral; (vi) to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, or any drafts against Account Debtors or other persons making payment with respect to Collateral; (vii) to send a request for verification of Accounts to any Account Debtor; and (viii) to do all other acts and things necessary to carry out the intent of this Agreement.

Notwithstanding anything to the contrary contained herein, the Secured Party and the Lenders agree not to interfere with a lessee's quiet enjoyment of Equipment under a Lease, so long, but only so long, as no event of default or termination, and no event that with the giving of notice or lapse of time, or both, would constitute such an event, has occurred under the Lease.

         Section 6.03 Attorney-in-Fact. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion upon the occurrence and during the continuance of an Event of Default, but at Debtor's cost and expense and without notice to Debtor:

                  (a) To obtain, adjust, sell and cancel any insurance with respect to the Collateral, and endorse any draft drawn by insurers of the Collateral. Secured Party may apply any proceeds or unearned premiums of such insurance to the Obligations (whether or not due).

                  (b) To take any action and to execute any assignment, certificate, financing statement, notification, document or instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Debtor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

         Section 6.04 Account Debtors. Any payment or settlement of an Account made by an Account Debtor will be, to the extent of such payment or to the extent provided under such settlement, a release, discharge and acquittance of the Account Debtor with respect to such Account, and Debtor shall take any action as may be required by Secured Party in connection therewith. No Account Debtor on any Account will ever be bound to make inquiry as to the termination of this Agreement or the rights of Secured Party to act hereunder, but shall be fully protected by Debtor in making payment directly to Secured Party.

         Section 6.05 Liability for Deficiency. If any sale or other disposition of Collateral by Secured Party or any other action of Secured Party or any Lender hereunder results in reduction of the Obligations, such action will not release Debtor from its liability to Secured Party and the Lenders for any unpaid Obligations, including costs, charges and expenses incurred in the liquidation of Collateral, together with interest thereon, and the same shall be immediately due and payable to Secured Party at Secured Party's address set forth in Section 7.01 below.

         Section 6.06 Reasonable Notice. If any applicable provision of any law requires Secured Party or any Lender to give reasonable notice of any sale or disposition or other action, Debtor hereby agrees that ten days' prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

         Section 6.07 Non-judicial Enforcement. Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law Debtor expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights with respect to the Collateral by judicial process.

                                   ARTICLE 7

                            MISCELLANEOUS PROVISIONS

         Section 7.01 Notices. All notices and other communications hereunder shall be given in writing and shall:

         (a) if given to the Debtor, be given to the following address and/or fax number:

                            PLM International, Inc.
                                One Market Plaza
                        Steuart Street Tower, Suite 900
                      San Francisco, California 94105-1301
             Attention: Chief Financial Officer and General Counsel
                            Fax No.: (415) 905-7228

         (b) if given to the Collateral Agent, be given to the following address and/or fax number:

                             Bankers Trust Company
                               Four Albany Street
                            New York, New York 10006
        Attention: Corporate Trust and Agency Group, Corporate Services
                            Fax No.: (212) 250-6961

         (c) if given to the Certificate of Title Agent, be given to the address and/or fax number set forth below:

                           First Security Bank of Utah, National Association 79 South Main Street
                           Salt Lake City, UT  84111

                           Fax No.:  (801) 246-5053

Each party hereto may specify another address or fax number by notice to the Collateral Agent and each other party. Each notice or other communication shall be effective (a) if given by mail, upon receipt, (b) if given by fax during regular business hours, once such fax is transmitted to the fax number provided in writing to each party, or (c) if given by any other means, upon receipt; provided that notices to the Collateral Agent and the Certificate of Title Agent are not effective until received.

         Section 7.02 Amendments and Waivers. Secured Party's acceptance of partial or delinquent payments or any forbearance, failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of Debtor or any Obligor, or of any right, power or remedy of Secured Party; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. Secured Party may remedy any Event of Default hereunder or in connection with the Obligations without waiving the Event of Default so remedied. Debtor hereby agrees that if Secured Party agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition or release of any Obligor or other Person, any such action shall not constitute a waiver of any of Secured Party's other rights or of Debtor's obligations hereunder. This Agreement may be amended only by an instrument in writing executed jointly by Debtor and Secured Party and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

         Section  7.03  Copy  as  Financing  Statement.  A  photocopy  or  other reproduction of this Agreement or any financing statement covering the Collateral is sufficient as a financing statement, and the same may be filed with any appropriate filing authority for the purpose of perfecting Secured Party's security interest in the Collateral.

         Section 7.04 Possession of Collateral. Secured Party shall be deemed to have possession of any Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

         Section 7.05 Redelivery of Collateral. If any sale or transfer of Collateral by Secured Party results in full satisfaction of the Obligations, and after such sale or transfer and discharge there remains a surplus of proceeds, Secured Party will deliver to Debtor such excess proceeds within thirty (30) days after the completion of such sale, transfer or discharge; provided, however, that neither Secured Party nor any Lender shall have any liability for any interest, cost or expense in connection with any delay in delivering such proceeds to Debtor.

         Section 7.06 Governing Law; Jurisdiction. This Agreement and the security interest granted hereby shall be construed in accordance with and governed by the laws of the State of Texas (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the security interests granted hereby).

         Section 7.07               Continuing Security Agreement.

         (a) Except as may be expressly applicable pursuant to Section 9.505 of the Code, no action taken or omission to act by Secured Party or the Lenders hereunder, including, without limitation, any action taken or inaction pursuant to Section 6.02, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until Secured Party and the Lenders shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (b) below.

         (b) To the extent that any payments on the Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by Secured Party or the Lenders, and Secured Party's and the Lenders' security interests, rights, powers and remedies hereunder shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to Section 7.08.

         Section 7.08 Termination. The grant of a security interest hereunder and all of Secured Party's and the Lenders' rights, powers and remedies in connection therewith shall remain in full force and effect until Secured Party has retransferred and delivered all Collateral in its possession to Debtor, and executed a written release or termination statement and reassigned to Debtor without recourse or warranty any remaining Collateral and all rights conveyed hereby. Upon the complete payment of the Obligations and the compliance by Debtor with all covenants and agreements hereof, Secured Party, at the written request and expense of Debtor, will release, reassign and transfer the Collateral to Debtor and declare this Agreement to be of no further force or effect. Notwithstanding the foregoing, the reimbursement and indemnification provisions of Section 4.08 and the provisions of subsection 7.07(b) shall survive the termination of this Agreement.

         Section 7.09 Counterparts, Effectiveness. This Agreement may be executed in two or more counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument. This Agreement becomes effective upon the execution hereof by Debtor and delivery of the same to Secured Party or the Lenders, and it is not necessary for Secured Party or any Lender to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

DEBTOR:
PLM INTERNATIONAL, INC.


By:_______________________________________
Name:
Title:








THE STATE OF TEXAS                  ss.
                                    ss.
COUNTY  OF  HARRIS                  ss.

         THIS INSTRUMENT was acknowledged before me on June ____, 1994 by ______________________, __________________ of PLM International, Inc., on behalf of such corporation.




                                                     Notary Public in and for
                                                     The State of Texas

                                                     My Commission Expires:





                               SECURITY AGREEMENT
                                    (Master)

                                   SCHEDULE I

                     Equipment other than Titled Equipment

                                  SCHEDULE II

                                Titled Equipment

                                  SCHEDULE III

                         Copies of Railroad Car Leases

                                                     EXHIBIT H

                                        SECURITY AGREEMENT (TRUST ACCOUNT)


         THIS SECURITY AGREEMENT (TRUST ACCOUNT) (this "Agreement") is made as of June 30, 1994, by PLM International, Inc. ("PLM I"), PLM Australia Air ("Australia Air"), PLM Rental, Inc. ("PLM Rental", with PLM I, Australia Air, and PLM Rental hereinafter referred to collectively as the "Debtor") in favor of the Collateral Agent herein referred to (the "Secured Party").

                                                     RECITALS

         A. On even date herewith, Sun Life Insurance Company of America, Alexander Hamilton Life Insurance Company of America, American Life and Casualty Insurance Company, and Republic Western Insurance Company (collectively, together with each other holder of the Notes now or hereafter issued pursuant to the Note Agreement referred to below, the "Lenders") and PLMI are executing a certain Note Agreement (such agreement, as the same may from time to time be amended or supplemented, being hereinafter referred to as the "Note Agreement").

         B. Also on even date herewith, each of the Lenders and PLMI are executing certain Note Purchase Agreements (such agreements, as the same may from time to time be amended or supplemented, being herein referred to collectively as the "Note Purchase Agreement") pursuant to which upon the terms and conditions stated therein, the Lenders agree to purchase certain Notes issued by PLM I.

         C. On even date herewith, PLM Rental and Australia Air are executing certain Security Documents (as such term is defined in the Note Agreement) pledging and granting security interests in certain of their assets as security for the Obligations (as hereinafter defined). PLM Rental and Australia Air are wholly-owned subsidiaries of PLM I. PLM Rental and Australia Air will obtain benefits as a result of the execution and delivery of the Note Agreement and the other Note Documents (as such term is defined in the Note Agreement), and it is in the best interest of PLM Rental and Australia Air to grant a security interest in the Collateral hereinafter described, and the execution of this Agreement is necessary or convenient to the conduct, promotion or attainment of the business of PLM Rental and Australia Air and it is also necessary or convenient to the conduct, promotion or attainment of the business of PLM I. Accordingly, PLM Rental and Australia Air are willing to grant a security interest in the Collateral hereinafter described as security for the Obligations.

         D. On even date herewith, the Lenders and Bankers Trust Company (not in its individual capacity, but solely as Collateral Agent) have executed a certain Collateral

Agency Agreement (the "Collateral Agency Agreement") pursuant to which the Lenders have appointed Bankers Trust Company to act as their Collateral Agent.

         E. The Lenders have conditioned their respective obligations under the Note Agreement and the Note Purchase Agreement upon the execution and delivery by the Debtor of this Agreement, and Debtor has agreed to enter into this Agreement.

         F. Therefore, in order to comply with the terms and conditions of the Note Agreement and the Note Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

                                                     ARTICLE 1

                                                    DEFINITIONS

         Section 1.01 Terms Defined Above or in the Note Agreement. As used in this Agreement, the terms defined above shall have the meanings respectively assigned to them. Other capitalized terms that are defined in the Note Agreement but that are not defined herein shall have the same meanings set forth in the Note Agreement.

         Section 1.02 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

         "Aggregate Collateral" shall mean all Property securing the Obligations pursuant to the Security Documents.

         "Collateral" shall have the meaning set forth in Section 2.01 hereof.

         "Collateral Agent" shall mean that Person then acting as Collateral Agent pursuant to the terms of the Collateral Agency Agreement.

         "Obligations" shall mean all the indebtedness and other obligations of the PLMI to the Lenders now or hereafter existing under or in connection with the Note Agreement, the Notes, and the Note Purchase Agreement. The Obligations shall also include all interest, charges, expenses, attorneys' fees or other fees and any other sums payable to or incurred by Secured Party (including, without limitation, the Collateral Agent's expenses, compensation for the services of the Collateral Agent and indemnities from the Debtor to the Collateral Agent) and the Lenders in connection with the execution, administration or enforcement of Secured Party's or any of the Lenders' rights and remedies hereunder or under any other agreement with Debtor.

         "Pledged Interest" shall mean the Debtor's interest in the funds in the Trust Account to the extent that such funds represent proceeds and products of the Aggregate Collateral.

         "Settlor" shall have the meaning set forth in the Trust Agreement.

         "Trust  Account"  shall  have  the  meaning  set  forth  in  the  Trust
Agreement.

         "Trust Agreement" shall mean that certain Trust Agreement dated as of June 30, 1994, by and among PLM I, each of the persons or entities described on
Schedule I thereto, and the Trustee.

         "Trustee" shall mean First Union National Bank of North Carolina, in its capacity as Trustee pursuant to the provisions of the Trust Agreement.

                                                     ARTICLE 2

                                                 SECURITY INTEREST

         Section 2.01 Grant of Security Interest. The Debtor hereby pledges and assigns to the Secured Party for the benefit of the Lenders, and grants to the Secured Party for the benefit of the Lenders a security interest in, the following collateral (the "Collateral"), whether now existing or hereafter acquired, to secure the prompt payment of the Obligations:

         (a) The Debtor's right, title and interest in and to funds held in the Trust Account from time to time attributable to the Pledged Interest;

         (b) All interest, dividends, cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the then existing collateral; and

         (c)      All proceeds of any and all of the foregoing collateral.

         Section 2.02 Maintaining the Trust Account. So long as any of the Obligations shall remain unpaid, PLMI will maintain the Trust Account with the Trustee or another financial institution acceptable to Required Noteholders. PLMI shall not permit the Trust Agreement to be amended in any material respect without the prior written consent of the Required Noteholders. PLMI will not exercise its rights under the Trust Agreement to remove or agree to the appointment of a successor Trustee without the express prior written consent of the Noteholders.

         Section 2.03 Allocations of Funds in Trust Account. Upon the request of the Secured Party or of Required Noteholders, PLMI shall immediately deliver to the Secured Party or the Required Noteholders a certificate in a form acceptable to the Secured Party or such Required Noteholders allocating the funds in the Trust Account based upon the ownership interest of each Settlor therein and specifying the amount of funds in the Trust Account attributable to the Pledged Interest. If, for any reason, PLMI shall fail to immediately provide such allocation, PLMI will cooperate with and provide all documents and information in its possession reasonably necessary to make such allocation to the Secured Party and its attorneys, accountants, and agents. Upon the request of the Secured Party, PLMI agrees to permit the Secured Party to inspect and make copies of PLM I's books and records regarding such allocation.

         Section 2.04 Pledged Interest. Upon the request of the Secured Party (which may be made before or after the occurrence of an Event of Default), the Debtor shall cause funds on deposit in the Trust Account from time to time attributable to the Pledged Interest to be immediately deposited into the First Union Cash Collateral Account.

         Section 2.05 Representations and Warranties. The Debtor represents and warrants as follows:

         (a) The Debtor is the beneficial owner of the Debtor's individual interest in the Pledged Interest, free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

         (b) The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations.

         (c) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge and assignment by the Debtor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Debtor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by the Secured Party of its rights and remedies hereunder.

         Section 2.06 Further Assurances. The Debtor agrees that at any time and from time to time, at the expense of the Debtor, the Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.


         Section 2.07 Transfers and Other Liens. The Debtor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral except for the security interest under this Agreement.

         Section 2.08 Secured Party Appointed Attorney-in-Fact. The Debtor hereby appoints the Secured Party as the Debtor's Attorney-in-Fact, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Debtor representing any interest payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for same.

                                                     ARTICLE 3

                                                 DEFAULT REMEDIES

         Section 3.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, Secured Party may take any or all of the following actions without notice (except where expressly required below or in the Note Agreement) or demand to Debtor:

                  (a) The Secured Party may, without notice to the Debtor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Collateral against the Obligations or any part thereof.

                  (b) The Secured Party may also exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (the "Code") (whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Debtor of the time and place of any public sale or, the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the collateral may, in the discretion of the Secured Party, be held by the Secured Party as Collateral for, and/or then or at any time thereafter be applied against, all or any part of the Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus.

                                                     ARTICLE 4

                                                   MISCELLANEOUS

         Section 4.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 4.02. Addresses for Notices. All notices and other communications provided for hereunder shall, if to PLM I, be given in accordance with the requirements of the Note Agreement or, if to Secured Party, be given in accordance with the terms of the Collateral Agency Agreement or, if to PLM Rental or Australia Air, given care of PLMI in accordance with the requirements of the Note Agreement.

         Section 4.03. Continual Security Interest; Assignments under Note Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under this Agreement, (ii) be binding upon the Debtor and its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Secured Party for the benefit of itself and the Lenders and their respective successors, transferees and assigns. Upon payment in full of the Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination, the Secured Party will, at the Debtor's expense, return to the Debtor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination.

         Section 4.04. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         Section 4.05. Counterparts. This Agreement may be executed in multiple original counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Debtor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PLM INTERNATIONAL, INC.


By:
Name:
Title:


PLM RENTAL, INC.


By:
Name:
Title:


PLM AUSTRALIA AIR


By:
Name:
Title:




                                        SECURITY AGREEMENT (TRUST ACCOUNT)

                                                     EXHIBIT I

                                                  TRUST AGREEMENT


         THIS TRUST AGREEMENT (this "Agreement") is made as of June 30, 1994, by and among (a) PLM International, Inc. ("PLM") and each of the persons or entities described on Schedule I hereto (with PLM and such persons or entities hereinafter referred to collectively as the "Settlors"), and (b) First Union National Bank of North Carolina (the "Trustee").

                                                     RECITALS

         A. Each of the Settlors owns an interest in certain funds deposited into account number 2000000371782 at First Union National Bank of North Carolina, which account is in the name of PLM International, Inc., as Trustee (the "PLM Trust Account").

         B. Each of the Settlors (including, without limitation, PLM) now desires to convey its interest in the PLM Trust Account to the Trustee.

         C. Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Settlors and the Trustee agree as follows:

                                                     ARTICLE 1

                                                    DEFINITIONS

         Section 1.01 Terms Defined Above. As used in this Agreement, the terms defined above shall have the meanings respectively assigned to them.

         Section 1.02 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

         "Other Settlors" means the Settlors other than PLM.

         "Trust  Account"  shall  have the  meaning  set forth in  Section  2.02 hereof.


                                                     ARTICLE 2

                                         THE TRUSTEE AND THE TRUST ACCOUNT

         Section 2.01 Appointment. Each Settlor hereby appoints First Union National Bank of North Carolina, as Trustee of the Trust Account effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         Section 2.02 Conveyance. Each Settlor hereby sells, assigns, transfers, conveys and sets over to the Trustee, as of the date hereof, such Settlor's respective interests in the PLM Trust Account and the funds deposited or to be deposited therein. Such funds shall be held in bank account number 2000000371782 at First Union National Bank of North Carolina (the "Trust Account"), and shall be held in trust by First Union National Bank of North Carolina, as set forth herein. Any additional funds deposited by or on behalf of the Settlors from time to time in the Trust Account shall also be held by the Trustee for the benefit of the Settlors. The Trustee hereby declares that it will hold the Trust Account in trust and upon and subject to the conditions set forth herein for the use and benefit of the Settlors. Legal title to the Trust Account shall be vested at all times in the Trustee for the benefit of the Settlors. The name of the Trust Account shall be "First Union National Bank of North Carolina, as Trustee for the Settlors under the Trust Agreement dated as of June 30, 1994 (PLM International, Inc.)."

         Section 2.03 Distributions from Trust Account. PLM shall have the sole power and authority to disburse and distribute the funds from the Trust Account from time to time.

         Section 2.04 Powers of Trustee. The Trustee shall have the power and authority to engage in the following activities:

         (a)  to hold the Trust Account pursuant to the provisions hereof;

         (b) to enter into this Agreement and any agreement acknowledging that PLM has granted a security interest in its beneficial interest in the Trust Account to a third party;

         (c) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (d) to engage in such other activities as may be required in connection with the conservation of the Trust Account.

         Section 2.05 Representations and Warranties of PLM. PLM hereby represents and warrants to the Trustee that:

         (a) PLM (i) is a duly organized corporation, validly existing and in good standing under the laws of the State of Delaware, (ii) has the corporate power and authority, and the legal right, to execute, deliver and perform this Agreement on behalf of itself and the Other Settlors.

         (b) No consent or authorization of, filing with or other act by or in respect of, any governmental authority or any other person (including, without limitation, the Other Settlors) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement. This Agreement has been duly executed and delivered by PLM on behalf of the Settlors and constitutes a legal, valid and binding obligation of each

Settlor enforceable against each such Settlor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (whether enforcement is sought by proceedings in equity or at law).

         Section 2.06 Indemnification of Trustee, Etc.

         (a) The Trustee shall not be required to take any action hereunder if the Trustee shall have determined, or shall have been advised by counsel, that such action may result in liability on the part of the Trustee or is contrary to the terms hereof or is otherwise contrary to law.

         (b) The Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Account, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trustee is a party, except as expressly provided by the terms of this Agreement; and no implied duties or obligations shall be read into this Agreement against the Trustee.

         (c) The Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.

         (d) In the exercise or administration of the Trust Account hereunder and in the performance of its duties and obligations under this Agreement, the Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement.

         (e) In accepting the trusts created hereby, First Union National Bank of North Carolina acts solely as Trustee hereunder and not in its individual capacity and all persons or entities having any claim against the Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust Account for payment or satisfaction thereof.

         (f) TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, PLM COVENANTS AND AGREES TO INDEMNIFY THE TRUSTEE FOR, AND TO HOLD IT HARMLESS AGAINST, ANY LOSS, LIABILITY OR EXPENSE INCURRED WITHOUT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON ITS PART, ARISING OUT OF OR IN CONNECTION WITH THE ACCEPTANCE OR ADMINISTRATION OF THIS AGREEMENT, INCLUDING THE COSTS AND

EXPENSES OF DEFENDING ITSELF AGAINST ANY CLAIM OR LIABILITY IN
CONNECTION WITH THE EXERCISE OR PERFORMANCE OF ANY OF ITS
POWERS OR DUTIES HEREUNDER.

         Section 2.07 Compensation of Trustee. The Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon between PLM and the Trustee, and the Trustee shall be entitled to be reimbursed by PLM for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. PLM will also pay or reimburse the Trustee for all reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated hereby.

         Section 2.08 Removal and  Resignation  of Trustee;  Successor  Trustee.
- -----------------------------------------------------

         (a) The Trustee may resign and be discharged of the obligations under this Agreement delegated to it by mailing a notice to PLM specifying the time and date when such resignation shall take effect (with such date being not less than 30 days after the mailing of such notice). Such resignation shall take effect upon the appointment of a successor Trustee. Notwithstanding the foregoing, any such notice of resignation may also contain an appointment of a named successor Trustee. Such resignation and appointment of a successor Trustee shall become effective immediately upon acceptance of appointment by the named successor Trustee pursuant to the provisions of Subsection 2.08(e) hereof, subject only to (i) the right of PLM not to approve the Successor Trustee so appointed, and (ii) the requirement that there be at least ten (10) calendar days between receipt by PLM of such notice of resignation and the effective date of such appointment.

         (b) The Trustee may be removed, with or without cause, and a successor Trustee may be appointed at any time by an instrument or concurrent instruments in writing signed and acknowledged by PLM and delivered to the Trustee. Such removal shall take effect upon the appointment of a new Trustee.

         (c) Each Trustee appointed in succession of the Trustee named in this Agreement, or its successor Trustee, shall be a trust company or banking corporation in good standing and having a Thompson Bank Watch rating of B or better, if there be such a trust company or banking corporation qualified, able and willing to accept the trust upon reasonable and customary terms; and otherwise having the highest capital of such trust companies or banking corporations that are qualified, able and willing to accept the trust upon reasonable or customary terms.

         (d) If the Trustee shall have given notice of resignation to PLM pursuant to Subsection 2.08(a), if notice of removal shall have been given to the Trustee pursuant to Subsection 2.08(b) hereof, which notice does not appoint a successor Trustee, or, if such successor Trustee shall not have been so appointed or shall not have accepted such appointment within 15 calendar days after the giving of such notice of resignation or the giving of any such removal, as the case may be, a successor Trustee shall be appointed by PLM. If no such appointment shall have been made within 60 calendar days after the giving of such notice of resignation or the giving of such notice of removal, the retiring Trustee may request a court of competent jurisdiction to appoint a successor Trustee.

         (e) Any new Trustee appointed pursuant to any provisions hereof shall execute, acknowledge and deliver to PLM an instrument accepting such appointment; and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all estates, properties, rights and powers of its predecessor in the rights hereunder with the like effect as if originally named as Trustee herein; but, nevertheless, upon written request of PLM or the successor Trustee, the Trustee ceasing to act, upon payment of all amounts due to it, shall execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, and powers of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and monies held by it to the successor Trustee as provided in this Subsection 2.08(e). PLM shall give to the retiring Trustee written notice of the succession of such Trustee hereunder, by mail, first class postage prepaid. Neither failure so to mail or any defect in the notice so mailed shall affect the sufficiency of any proceedings in question.

         Section 2.09 Merger or Consolidation of Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor Trustee hereunder, provided such corporation shall be eligible pursuant to Subsection 2.08(c), without the execution or filing of any instrument or any further act on the part of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Trustee shall mail notice of such merger or consolidation to PLM.

         Section 2.10 Pledge of Trust Account; Offset Rights. The Trustee hereby acknowledges that PLM, PLM Rental, Inc., and PLM Australia Air have pledged, assigned and granted a security interest in certain of their respective interests (the "Pledged Interests") in and to the Trust Account in favor of Bankers Trust Company, not in its individual capacity but solely as Collateral Agent for certain lenders. The Trustee hereby and forever waives any rights of setoff, banker's liens, or any other claims or liens that the Trustee now has or may hereafter have with respect to the Pledged Interests.

         Section 2.11 Disbursement Into Court. If, at any time, there shall exist any dispute with respect to the holding or disposition of any portion of the funds in the Trust Account or any other obligations of the Trustee hereunder, or if at any time the Trustee is unable to determine, to the Trustee's sole satisfaction, the Trustee's proper actions with respect to its obligations hereunder, or if PLM has not, within 30 days of furnishing by the Trustee of a notice of resignation pursuant to Section 2.08 hereof, appointed a successor Trustee to act hereunder, then the Trustee may, in its sole discretion, take either or both of the following actions:

                  (a) suspend the performance of its obligations under this Trust Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of the Trustee or until a successor Trustee shall have been appointed (as the case may be); and/or

                  (b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Charlotte, North Carolina, for instructions with respect to such dispute or uncertainty, and pay into such court all funds in the Trust Account for holding and disposition in accordance with the instructions of such court.

The Trustee shall have no liability to any of the parties hereto, their respective shareholders or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Trust Account or any delay in or with respect to any other action required or requested of the Trustee.

                                                     ARTICLE 3

                                                   MISCELLANEOUS

         Section 3.01 Amendment. This Agreement may be amended by the Settlors and the Trustee at any time in a writing signed by the Settlors and the Trustee.

         Section 3.02 No Legal Title to Trust Account in Settlors. The Settlors shall not have legal title to any part of the Trust Account. No transfer, by operation of law or otherwise, of any right, title, or interest of the Settlors in the Trust Account shall operate to terminate this Agreement or the trusts hereunder or to entitle the transfer to any Settlor of legal title to any part of the Trust Account.

         Section 3.03 Notices, Etc. All notices and other communications hereunder shall be given in writing and shall be given to the party involved at its address or fax number as set forth on the signature pages hereof or such other address or fax number as such party may hereafter specify by notice to the other party hereto. Each notice or other communication shall be effective (a) if given by mail, upon receipt, (b) if given by fax during regular business hours, once such fax is transmitted to the fax number provided in writing by each party hereto, or (c) if given by any other means, upon receipt; provided that notices to the Trustee are not effective until receipt.

         Section 3.04 Governing Law. This Agreement shall be construed in accordance with the laws of the state of North Carolina, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 3.05 Severability. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions of this Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         Section 3.06 Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid under the provisions of any applicable law.

         Section 3.07 No Recourse. Each Settlor acknowledges that such Settlor's interest in the Trust Account represents a beneficial interest only and do not represent interest in or obligations of First Union National Bank of North Carolina (in its individual capacity) or any affiliate thereof and no recourse may be had against such parties or their assets.

         Section 3.08 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Trustee and each Settlor and their respective successors and assigns.

         Section 3.09 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings between such parties relating to the subject matter hereof. There are no unwritten oral agreements between the parties.

         Section 3.10 Counterparts. This Agreement may be executed in multiple original counterparts, each of which shall be effective as an original, but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the date first above written.

                                                  TRUSTEE:

Address:                                          FIRST UNION NATIONAL BANK OF
                                                  NORTH CAROLINA, as Trustee
One First Union Center
301 South College Street, 18th Floor
Charlotte, North Carolina  28288                  By:________________________
                                                  Name:
Fax Number: (704) 374-4092                        Title:


                                                  SETTLORS:

Address: PLM INTERNATIONAL, INC., in its capacity as authorized signatory for the Other Settlors
PLM International, Inc.
One Market Plaza
Steuart Street Tower, Suite 900                   By:______________________
San Francisco, California  94105-1301             Name:
                                                  Title:
Fax No.: (415) 905-7228

                                                  PLM INTERNATIONAL, INC.,
                                                  in its individual capacity


                                                  By:______________________
                                                  Name:
                                                  Title:

                                                  TRUST AGREEMENT

                                   SCHEDULE I

                                 Other Settlors

                                                                       EXHIBIT J




                                           PLEDGE AND SECURITY AGREEMENT


         THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of _____________, ____, by PLM International, Inc. (the "the Debtor"), in favor of the Collateral Agent hereinafter referred to (the "Secured Party").

         A. The Debtor has entered into that certain Note Agreement dated as of June 30, 1994, with the Purchasers therein identified (as amended or supplemented from time to time, the "Note Agreement") pursuant to which the Purchasers purchased certain Senior Secured Recourse Notes therein identified (the "Notes") issued by the Debtor.

         B. The Purchasers and Bankers Trust Company have entered into that certain Collateral Agency Agreement pursuant to which Bankers Trust Company will serve as collateral agent (together with its successors and assigns as such, the "Collateral Agent") for the Purchasers.

         C. Pursuant to the Note Agreement, Non-Recourse Debt (as defined in the Note Agreement) of up to $10,000,000 in Unrestricted Subsidiaries (as defined in the Note Agreement) is excluded from the definition of Funded Debt subject to the condition that the parent company of such Unrestricted Subsidiary pledges the stock of such Unrestricted Subsidiary to the Collateral Agent for the benefit of the holders of the Notes pursuant to an agreement satisfactory to the holders of the Notes.

         D. The Debtor now desires to make such an investment in _________________, an Unrestricted Subsidiary of the Debtor wholly owned by the Debtor (the "Issuer") and, in order to comply with the requirements of the Note Agreement, desires to enter into this Agreement with the Collateral Agent, for the benefit of the holders of the Notes, whereby the Debtor pledges to the Collateral Agent and grants to the Collateral Agent a security interest in all issued and outstanding stock of the Issuer (the "Stock").

         E. Therefore, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor agrees in favor of the Secured Party as follows:

SECTION 1.        DEFINITIONS

         1.1 Certain Defined Terms. Capitalized terms used but not defined in this Agreement shall have the meanings given such terms in the Note Agreement. As used in this Agreement, the following terms have the respective meanings set forth below:

                  Collateral - the aggregate of:

                           (1) the Stock,  all  certificates,  instruments,  and
                  other documents at any time and from time to time representing or evidencing any of the Stock, and all dividends, cash, securities, and other property at any time and from time to time paid on, exchanged for, or distributed in respect of, the Stock, together with all rights, titles, interests, privileges, and preferences pertaining or incidental to any of the foregoing, and

                           (2)      the Proceeds of the foregoing.

                  Proceeds - whatever is received upon the sale, exchange, collection, or other disposition of the Collateral and insurance payable or damages or other payments by reason of loss or damage to the Collateral.

                  UCC - the Uniform Commercial Code as in effect in any jurisdiction applicable.

         1.2 Other Definitions. Other capitalized terms defined herein have the meanings so given them.

SECTION 2.        PLEDGE AND CREATION OF SECURITY INTEREST

         2.1 Pledge and Creation of Security Interest. In consideration of the premises and of the Purchasers' advancing or extending the funds or credit constituting the Obligations (including the indebtedness evidenced by the Notes), and in consideration of the mutual covenants contained herein, and for the purpose of securing payment of the Obligations, the Debtor hereby pledges, assigns, and delivers to the Secured Party and grants to the Secured Party a first and prior security interest in all Collateral, including in all Proceeds.


SECTION 3.                 REPRESENTATIONS, WARRANTIES, AND COVENANTS

         3.1 Representations and Warranties. The Debtor represents and warrants that (a) the Stock is owned and held, beneficially and of record, by the Debtor, subject to no Liens except those created hereby, (b) the Stock represents all the issued and outstanding stock of the Issuer, (c) this Agreement has been duly executed and delivered by the Debtor and constitutes a valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms, except for the effect of bankruptcy, insolvency, moratorium, and other similar laws affecting creditors' rights generally, (d) no event has occurred and is continuing and no condition exists that, upon the execution and delivery hereof, would constitute a Default or Event of Default, and (e) no consent, authorization, approval, permit, or order of, or declaration to or filing with, any court, governmental agency, or arbitrator is or will be required in connection with the execution, delivery, and performance of this Agreement by the Debtor.

         3.2 No Issuance of Additional Stock. The Debtor shall not permit the Issuer to issue additional stock.

         3.3 Delivery of Certificates. Contemporaneously with the execution and delivery hereof, the Debtor has delivered to the Secured Party the certificates representing the Stock, together with duly executed stock powers.

         3.4 Recording and Filing. The Debtor shall pay all costs of filing, registering, and recording this and every other instrument in addition or supplemental hereto and all financing statements the Secured Party may require, in such offices and places and at such times and as often as may be, in the judgment of the Secured Party, necessary to preserve, protect, and renew the Lien hereof as a first and prior Lien on and in the Collateral and otherwise do and perform all matters or things necessary or expedient to be done or observed by reason of any law or regulation of any applicable jurisdiction or any other competent authority for the purpose of effectively creating, maintaining, and preserving the Lien hereof in and on the Collateral and the priority thereof. The Debtor shall also pay the costs of obtaining reports from appropriate filing offices concerning Lien filings in respect of any of the Collateral. A carbon, photographic, or other reproduction of this Agreement or of any financing statement relating hereto shall be sufficient as a financing statement.

         3.5 Secured Party's Right to Perform the Debtor's Obligations. The Debtor agrees that, if the Debtor fails to perform any act that the Debtor is required to perform under this instrument, the Secured Party may, but shall not be obligated to, perform or cause to be performed such act, and any expense incurred by the Secured Party in so doing shall be a demand obligation owing by the Debtor to the Secured Party, shall bear interest at the annual rate of interest payable from time to time on the Series A Notes until paid, and shall be a part of the Obligations, and the Secured Party shall be subrogated to all of the rights of the party receiving the benefit of such performance. The undertaking of such performance by the Secured Party as aforesaid shall not obligate such Person to continue such performance or to engage in such performance or performance of any other act in the future, shall not relieve the Debtor from the observance or performance of any covenant, warranty, or agreement contained in this instrument or constitute a waiver of default hereunder, and shall not affect the right of the Secured Party to accelerate the payment of all indebtedness and other sums secured hereby or to resort to any other of its rights, powers, or remedies hereunder or under applicable law. In the event the Secured Party undertakes any such action, it shall have liability to the Debtor under this Agreement only upon a showing of its gross negligence, bad faith or willful misconduct (BUT SPECIFICALLY EXCLUDING ITS ORDINARY OR CONCURRENT NEGLIGENCE), and in all events no party other than the acting party shall be liable to the Debtor.

         3.6 Defense of Claims. The Debtor hereby binds and obligates the Debtor and the Debtor's successors and assigns to warrant and to defend, all and singular, title to the Collateral unto the Secured Party, its successors and assigns, forever, against the claims of any and all persons whomsoever lawfully claiming, or to claim the same, or any part thereof. The Debtor shall promptly notify the Secured Party in writing of the commencement of any legal proceedings affecting the Secured Party's interest in the Collateral, or any part thereof, and shall take such action, employing attorneys acceptable to the Secured Party, as may be necessary to preserve the Debtor's and the Secured Party's rights affected thereby, and should the Secured Party fail or refuse to take any such action, the Secured Party may take the action on behalf of and in the name of the Debtor and at the Debtor's expense. Moreover, the Secured Party may take independent action in connection therewith as it may in its discretion deem proper, and the Debtor hereby agrees to make reimbursement for all sums advanced and all expenses incurred in such actions plus interest at the rate specified in
Section 3.5 until paid.


SECTION 4.  DEFAULT

         4.1 Events of Default. Upon the occurrence and continuation of an Event of Default, the Secured Party may declare the entire principal and interest under the Notes and all other Obligations immediately due and payable, as provided in the Note Agreement.

         4.2 Rights in Respect of Stock. Prior to the occurrence of any Event of Default, the Debtor may exercise all voting rights in respect of the Stock and receive all dividends and distributions in respect thereof, other than stock dividends and other securities issued in respect thereof. Upon the occurrence and continuation of any Event of Default, in addition to all other rights of the Secured Party, the Secured Party will have the right and power, but will not be obligated, to hold, administer, and manage the Collateral to the extent that the Debtor could do so, including, without limitation, the exercise of all voting rights to the exclusion of the Debtor and the receipt of all distributions and dividends in respect thereof. The Secured Party may exercise every power, right, and privilege of the Debtor with respect to the Collateral without any liability (SPECIFICALLY INCLUDING LIABILITY FOR ORDINARY OR CONCURRENT NEGLIGENCE) to the Debtor in connection therewith except with respect to gross negligence, bad faith or willful misconduct. Provided there has been no foreclosure sale, when and if the Obligations paid in full, the remaining Collateral shall be returned to the Debtor.

         4.3 Ancillary Rights. Upon the occurrence and continuation of an Event of Default, in addition to all other rights of the Secured Party hereunder, without notice, demand, or declaration of default, all of which are hereby expressly waived by the Debtor, the Secured Party may proceed by a suit or suits in equity or at law (a) for the seizure and sale of the Collateral or any part thereof, (b) for the specific performance of any covenant or agreement contained in this Agreement, the Note Agreement, or any other Note Document or in aid of the execution of any power herein granted, (c) for the foreclosure or sale of the Collateral or any part thereof under the judgment or decree of any court of competent jurisdiction, or (d) for the enforcement of any other appropriate legal or equitable remedy.

         4.4 Receivership. Upon the occurrence and continuation of an Event of Default, in addition to all other rights of the Secured Party, the Secured Party from time to time may apply to a court of competent jurisdiction for the appointment of one or more receivers to take possession of and to manage and administer the Collateral or any portion thereof and to collect the Proceeds, all without demand or declaration of default, which are hereby waived by the Debtor. The Secured Party shall be entitled to the appointment of such receiver(s) as a matter of right, without regard to the value of the Collateral as security for the Obligations or the solvency of the Debtor or any Person liable for the payment or performance of all or any part of the Obligations. Such receiver(s) shall serve without bond and shall have all usual and customary powers and authorities in addition to all other powers and authorities permitted by the law of the jurisdiction where the Collateral is situated and all powers and authorities granted to the Secured Party herein.

         4.5 Expenses. The Debtor will pay to the Secured Party all expenses, including, without limitation, fees and expenses of any receiver(s), reasonable attorneys' and consultants' fees and expenses, and agents' compensation, advanced by the Secured Party and incurred pursuant to the provisions contained in this Section 4, and all such unpaid expenses shall be (a) a Lien against the Collateral, (b) added to the Obligations, and (c) payable upon demand, with interest at the rate provided in Section 3.5 from and including the date each such advance is made; provided, however, that the existence of said Lien shall in no way waive, diminish, or prejudice any other rights, remedies, powers, and privileges that the Secured Party or any receiver(s) may have under the applicable laws in the collection of such funds as loans or otherwise.


SECTION 5.        FORECLOSURE ON COLLATERAL

         5.1 Sale. Upon the occurrence and continuation of an Event of Default, the Secured Party will have all rights and remedies granted by law, and particularly by the UCC. The Secured Party will give the Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Collateral is to be made. This requirement of sending reasonable notice will be met if the notice is mailed, postage prepaid, to the Debtor at the address designated above at least five Business Days before the time of the sale or disposition.

         5.2 Private Sale. If the Secured Party in good faith believes that the Securities Act of 1933 or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Collateral, or if the Secured Party determines that there is any other restraint or restriction limiting the timely sale or distribution of any such property in accordance with the customary manner of sale or distribution, the Secured Party may sell such property privately or in any other manner it deems advisable at such price or prices as it determines in its sole discretion and without any liability whatsoever to the Debtor in connection therewith. The Debtor recognizes and agrees that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by the Secured Party may result in a lower sales price than if the sale were otherwise held.

         5.3 Secured Party as Purchaser. The Secured Party will have the right to become the purchaser at any foreclosure sale, and it will have the right to credit upon the amount of the bid the amount payable to it out of the net proceeds of sale.

         5.4 Recitals Conclusive; Warranty; Ratification. Recitals contained in any assignment or bill of sale to any purchaser at any sale made hereunder will conclusively establish the truth and accuracy of the matters therein stated, including, without limitation, nonpayment of the unpaid principal sum of, and the interest accrued on, the written instruments constituting part or all of the Obligations after the same have become due and payable, nonpayment of any other of the Obligations, or advertisement and conduct of the sale in the manner provided herein. The Secured Party will have authority to appoint an attorney-in-fact to act in conducting any foreclosure sale and executing assignments and bills of sale. All assignments and bills of sale may contain a general warranty of title from Grantor. The Debtor ratifies and confirms all legal acts that the Secured Party may do in carrying out the provisions of this instrument.

         5.5 Effect of Sale. Any sale or sales of the Collateral or any part thereof will operate to divest all right, title, interest, claim, and demand whatsoever, either at law or in equity, of the Debtor in and to the premises and the property sold, and will be a perpetual bar, both at law and in equity, against the Debtor, the Debtor's successors or assigns and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through, or under the Debtor, or the Debtor's successors or assigns. The purchaser or purchasers at the foreclosure sale will receive immediate possession of the property purchased.

         5.6 Application of Proceeds. The proceeds of any sale of the Collateral or any part thereof will be applied as provided in Section 5.10 of the Note Agreement in respect of the Obligations with the balance (if any) released to the Debtor.

         5.8 Deficiency. The Debtor shall remain liable for any deficiency owing to the Secured Party after application of the net proceeds of any foreclosure sale. Nothing herein contained shall be construed as limiting the Secured Party to the collection of any indebtedness of the Debtor to the Secured Party only out of the income, revenue, rents, issues, and profits from the Collateral or as obligating the Secured Party to delay or withhold action upon any default that may be occasioned by failure of such income or revenue to be sufficient to retire the principal or interest when due on the indebtedness secured hereby. It is expressly understood between the Secured Party and the Debtor that any Obligations shall constitute an absolute, unconditional obligation of the Debtor to pay as provided in the Note Agreement and the Notes.

         5.9 Debtor's Waiver of Appraisement, Marshalling, Etc. To the extent permitted by applicable law, the Debtor agrees that the Debtor will not at any time insist upon or plead or in any manner whatsoever claim the benefit of any appraisement, valuation, stay, extension, or redemption law, if any, now or hereafter in force, to prevent or hinder the enforcement or foreclosure of this instrument, the absolute sale of the Collateral or the possession thereof by any purchaser at any sale made pursuant to this instrument or pursuant to the decree of any court having jurisdiction. To the extent permitted by applicable law, the Debtor, for the Debtor and all who may claim by, through, or under the Debtor, hereby waives the benefit of all such laws, if any, and to the extent that the Debtor may lawfully do so under applicable law, waives any and all right to have any Collateral marshalled upon any foreclosure of the Lien hereof or sold in inverse order of alienation, and the Debtor agrees that the Secured Party may sell the Collateral as an entirety.

         5.10 Discharge of Purchaser. Upon any sale made under the powers of sale herein granted and conferred, the receipt of the Secured Party will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors, and assigns thereof will not, after paying such purchase money and receiving such receipt of the Secured Party, be obliged to see to the application thereof or be in anywise answerable for any loss, misapplication, or nonapplication thereof.


SECTION 6.        MISCELLANEOUS

         6.1 Termination. If all the Obligations are paid and performed in full and the covenants herein contained are performed, and if the Debtor and the Secured Party intend at such time that this instrument not secure any obligation of the Debtor thereafter arising, then the Secured Party shall, upon the request of the Debtor and at the Debtor's cost and expense, deliver to the Debtor proper instruments executed by the Secured Party evidencing the release of this instrument. Until such delivery, this instrument shall remain and continue in full force and effect.

         6.2 Renewals, Amendments, and Other Security. Renewals and extensions of the Obligations may be given at any time, amendments may be made to the agreements relating to any part of the Obligations or the Collateral, and the Secured Party may take or hold other security for the Obligation without notice to or consent of the Debtor. The Secured Party may resort first to other security or any part thereof, or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action will not be a waiver of any rights conferred by this instrument.

         6.3 Subrogation. This Agreement is made with full substitution and subrogation of the Secured Party in and to all covenants and warranties by others heretofore given or made in respect of the Collateral or any part thereof.

         6.4 Notices. All communications under this Agreement shall be given as provided in the Note Agreement and shall be effective as therein provided.

         6.5 Successors and Assigns. The Debtor may not assign any of its rights or delegate any of its duties hereunder to any Person without prior written consent of the Secured Party. Except as expressly set forth in the Note Agreement and this Section 6.5, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, and the provisions of this Agreement are intended to be for the benefit of all persons constituting the Secured Party, from time to time, and shall be enforceable by any such the Secured Party regardless of whether an express assignment to such the Secured Party of rights under this Agreement has been made by the initial the Secured Party or its successors or assigns.

         6.6 Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Debtor and the Secured Party.

         6.7 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas (without regard to conflicts of laws principles) and applicable federal law.

         6.8 Severability. If any provision in this Agreement is rendered or declared illegal, invalid, or unenforceable by reason of any rule of law, public policy, or final judicial decision, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner adverse to the Debtor or the Secured Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Debtor and the Secured Party shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         6.9 Entire Agreement; Supersedure. This Agreement and the other Note Documents constitute the entire agreement of the parties and their Affiliates with respect to the matters contained herein and therein and supersede all prior contracts and agreements with respect thereto, whether written or oral.

         6.10 Multiple Counterparts. The parties may execute more than one counterpart of this Agreement, each of which shall be an original but all of which together shall constitute one and the same instrument.

         6.11 References. All references herein to one gender shall include the others. Unless otherwise expressly provided, all references to "Sections" are to Sections of this Agreement and all references to "Exhibits" are to the exhibits attached hereto, each of which is made a part hereof for all purposes.

         EXECUTED as of the date first written above.

PLM INTERNATIONAL, INC.


By:
Name:
Title:

                                                                       EXHIBIT K

                                               OFFICER'S CERTIFICATE


         This Officer's Certificate is delivered pursuant to Section 3.9(c) of the Note Agreement dated as of June 30, 1994, by and among PLM International, Inc., a Delaware corporation, and the Purchasers named therein (the "Note Agreement"). Capitalized terms used but not defined herein shall have the meanings given such terms in the Note Agreement.

         The Company wishes to withdraw funds from the Bankers Trust Cash Collateral Account in the amount of $____________. In accordance with Section 3.9(c) of the Note Agreement, the undersigned hereby certifies as follows:

[Use appropriate alternative Paragraph 1 below.]

         [1. The funds to be withdrawn from the Bankers Trust Cash Collateral Account shall be applied directly to purchase the Equipment listed on Schedule A hereto. Such Equipment constitutes Eligible Equipment and shall be owned by the Company, and the Company shall grant to the Collateral Agent or the Certificate of Title Agent, as applicable, a first priority perfected lien on (or pursuant to clause (ii)(B) or (ii)(C) of the definition of Collateral Coverage Ratio, clear title to) such Equipment to secure the Obligations. The withdrawal of such funds, the purchase of such Equipment, and the granting of such lien or title shall occur in transactions closing simultaneously.]

         [1. The most recent Appraisal Report of all Equipment constituting Collateral shows that after giving effect to the withdrawal of such funds, the MCC Ratio will be satisfied.]

         2. No Default or Event of Default exists, and, after giving effect to the withdrawal of such funds, no Default or Event of Default shall occur.

Dated _______________, _____.




[Name]
[Title]
PLM INTERNATIONAL, INC.

                                   EXHIBIT L
              (For use in Dispositions relating to Casualty Loss)


                                               OFFICER'S CERTIFICATE


         This Officer's Certificate is delivered pursuant to Section 3.10 of the Note Agreement dated as of June 30, 1994, by and among PLM International, Inc., a Delaware corporation, and the Purchasers named therein (the "Note Agreement"). Capitalized terms used but not defined herein shall have the meanings given such terms in the Note Agreement.

         The Company wishes the Collateral Agent to release or terminate the Security Lien it holds for the benefit of the holders of the Notes in the Equipment listed on Schedule A hereto (the "Subject Equipment"). In accordance with Section 3.10 of the Note Agreement, the undersigned hereby certifies as follows:

         1. A Casualty Loss has occurred with respect to the Subject Equipment, and the sole purpose of the release of the Subject Equipment is to permit recovery of insurance or other compensation due in respect thereof.

[Use appropriate alternative Paragraph 2 below.]

         [2. The Net Proceeds with respect to such Casualty Loss shall be deposited into the Bankers Trust Cash Collateral Account.]

         [2. The Company will use the Net Proceeds with respect to such Casualty Loss to purchase the Equipment listed on Schedule B hereto and shall grant to the Collateral Agent or the Certificate of Title Agent for the benefit of the holders of the Notes a first priority perfected lien on such Equipment or shall otherwise satisfy the standards for the inclusion of such Equipment in the Collateral Coverage Ratio. Such Equipment is Eligible Equipment.]

         3. No Default or Event of Default exists or would occur by virtue of such release or termination.

Dated _______________, _____.


[Name]
[Title]
PLM INTERNATIONAL, INC.

                                   EXHIBIT L
            (For use in Dispositions not relating to Casualty Loss)


                             OFFICER'S CERTIFICATE


         This Officer's Certificate is delivered pursuant to Section 3.10 of the Note Agreement dated as of June 30, 1994, by and among PLM International, Inc., a Delaware corporation, and the Purchasers named therein (the "Note Agreement"). Capitalized terms used but not defined herein shall have the meanings given such terms in the Note Agreement.

         The Company wishes the Collateral Agent to release or terminate the Security Lien it holds for the benefit of the holders of the Notes in the Equipment listed on Schedule A hereto (the "Subject Equipment"). In accordance with Section 3.10 of the Note Agreement, the undersigned hereby certifies as follows:

         1. The Company intends to Dispose of the Subject Equipment upon the release or termination of the Security Lien held by the Collateral Agent.

[Use appropriate alternative Paragraph 2 below.]

         [2. Simultaneously with the Disposition of the Subject Equipment, the Net Proceeds, which consist entirely of cash, United States Dollars, of such Disposition shall be deposited into the Bankers Trust Cash Collateral Account as provided in Section 3.9 of the Note Agreement.]

         [2. Simultaneously with the Disposition of the Subject Equipment, (a) the Net Proceeds consisting of cash, United States Dollars, shall be deposited into the Bankers Trust Cash Collateral Account as provided in Section 3.9 of the Note Agreement and (b) the Company shall deposit into the Bankers Trust Cash Collateral Account an amount in cash, United States Dollars, equal to the non-cash or non-United States Dollars Net Proceeds of such Disposition.]

         [2. Simultaneously with the Disposition of the Subject Equipment, (a) the Net Proceeds consisting of cash, United States Dollars, shall be deposited into the Bankers Trust Cash Collateral Account as provided in Section 3.9 of the Note Agreement and (b) the Company shall grant in favor of the Collateral Agent or the Certificate of Title Agent a first and prior Security Lien on the Equipment listed on Schedule B hereto, which Equipment (i) constitutes Eligible Equipment and (ii) has an Appraised Value at least equal to the non-cash or non-United States Dollars Net Proceeds of such Disposition.]

         [2. The most recent Appraisal Report of all Equipment constituting Collateral shows that after giving effect to the Disposition of the Subject Equipment, the MCC Ratio will be satisfied.]

         3. No Default or Event of Default exists or will occur by virtue of such Disposition.

Dated _______________, _____.




[Name]
[Title]
PLM INTERNATIONAL, INC.

                                   EXHIBIT M

                     CERTIFICATE OF TITLE AGENCY AGREEMENT


         This Certificate of Title Agency Agreement, dated as of June 30, 1994, is executed by and among Sun Life Insurance Company of America, Alexander Hamilton Life Insurance Company of America, American Life & Casualty Insurance Co., and Republic Western Insurance Company (collectively, together with each other holder from time to time of the Notes hereinafter referred to, the "Purchasers"), and First Security Bank of Utah, National Association (the "Certificate of Title Agent").

                                    RECITALS

         A. As of June 30, 1994, the Purchasers and PLM International, Inc. (the "Company") have entered into a certain Note Agreement (as the same may be amended or supplemented from time to time, the "Note Agreement"), and certain Note Purchase Agreements (as the same may be amended or supplemented from time to time, collectively, the "Note Purchase Agreement"), pursuant to which the Purchasers have agreed to purchase certain Notes issued by the Company.

         B. On even date herewith, the Purchasers have executed a certain Collateral Agency Agreement (the "Collateral Agency Agreement") pursuant to which the Lenders have appointed Bankers Trust Company (not in its individual capacity, but solely as the Collateral Agent) to act as their Collateral Agent.

         C. As security for the Company's obligations under the Note Agreement, the Note Purchase Agreement and the Notes, the Company and others have executed certain Security Documents (as such term is defined in the Note Agreement), including, but not limited to (a) that certain Security Agreement (Master) (the "Master Security Agreement") dated as of June 30, 1994, executed by the Company in favor of the Collateral Agent, and (b) that certain Security Agreement (Trailers) dated as of June 30, 1994 (the "Trailer Security Agreement"), executed by PLM Rental, Inc., in favor of the Collateral Agent.

         D. The Purchasers now desire to appoint First Security Bank of Utah, National Association as their Certificate of Title Agent for the purposes of holding the original certificates of title (the "Certificates of Title") to certain of the equipment described in the Master Security Agreement and the Trailer Security Agreement (hereinafter, the "Titled Equipment") and of being named as first lienholder and secured party for the Titled Equipment. First Security Bank of Utah, National Association has agreed to act in such capacity.

         E. The  execution  and  delivery of this  Certificate  of Title  Agency
Agreement is a condition to the performance by the Purchasers of their obligations under the Note Agreement and the Note Purchase Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Purchasers to enter into the Note Agreement and the Note Purchase Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01 Terms Defined in Recitals or in Note Agreement. As used in this Certificate of Title Agency Agreement, the terms defined above shall have the meanings respectively assigned to them. Other capitalized terms that are defined in the Note Agreement but that are not defined herein shall have the same meanings as defined in the Note Agreement.

         Section 1.02 Certain Definitions. As used in this Certificate of Title Agency Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

         "Agreement" means this Certificate of Title Agency Agreement, as the same may from time to time be amended or supplemented.

         "Collateral Agent" means the Person acting from time to time as the Collateral Agent pursuant to the Collateral Agency Agreement.

         "Holder" means those Persons who are from time to time the holders of notes issued and outstanding under the provisions of the Note Agreement and the Note Purchase Agreement.

         "Obligations" means all the indebtedness and other obligations of the Company to the Purchasers now or hereafter existing under or in connection with the Note Agreement, the Notes and the Note Purchase Agreement. The Obligations shall also include all interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by the Collateral Agent and the Certificate of Title Agent (including, without limitation, the Collateral Agent's and the Certificate of Title Agent's expenses, compensation for services of the Collateral Agent and the Certificate of Title Agent, and indemnities from the Company to the Collateral Agent and the Certificate of Title Agent) and the Purchasers in connection with the execution, administration or enforcement of the Collateral Agent's or the Certificate of Title Agent's or any of the Purchasers' rights and remedies hereunder or under any other agreement with the Company.

                                   ARTICLE II

                         THE CERTIFICATE OF TITLE AGENT

         Section 2.01 Appointment, Authorization and Action. The Purchasers hereby appoint and authorize the Certificate of Title Agent to take such action as agent on behalf of the Purchasers and to exercise such powers under this Agreement, the Master Security Agreement, and the Trailer Security Agreement as are delegated to the Certificate of Title Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Certificate of Title Agent may perform any of its duties hereunder by or through its agents or employees. The Certificate of Title Agent agrees to act as Certificate of Title Agent upon the express terms and conditions contained in this Agreement. The Certificate of Title Agent undertakes to perform or observe only such obligations as are specifically set forth in this Agreement, and no implied obligations with respect to the Holders shall be read into this Agreement against the Certificate of Title Agent. The permissive rights of the Certificate of Title Agent to do things enumerated in this Agreement shall not be construed as a duty to do such things. Neither the Certificate of Title Agent nor any of its directors, officers, employees or agents shall be liable to the Holders for any action taken or omitted by it as such hereunder or under the Note Documents, unless caused by the Certificate of Title Agent's gross negligence or willful misconduct. The Certificate of Title Agent shall not be required to take any action that the Certificate of Title Agent in good faith believes exposes it to personal liability or which is contrary to this Agreement or applicable law. The Certificate of Title Agent's duties shall include holding the original
Certificates of Title for the Titled Equipment and being named as first lienholder and secured party for the Titled Equipment. In dealing with the Titled Equipment and in acting as secured party, the Certificate of Title Agent shall act only upon the written instructions of the Collateral Agent, which instructions may, among other things, include directions to release the Certificate of Title Agent's liens on certain of the Titled Equipment and instructions to take new liens on certain new or replacement Titled Equipment.

         Section 2.02  Certificate of Title Agent's Reliance, Etc.

         (a) The Certificate of Title Agent (i) may treat each Holder as the holder of the Note(s) issued to such Holder by the Company until the Certificate of Title Agent receives written notice of the assignment or transfer thereof from such Holder; (ii) may consult with and retain the services of legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) shall not be responsible to any Holder for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Documents or any other instrument or document furnished pursuant thereto; (iv) shall incur no liability under or in respect of this Agreement or the Note Documents by acting upon notice, consent, certificate or other instrument or writing (which may be by telegram, cable or fax) believed by the Certificate of Title Agent to be genuine and signed or sent by the proper party or parties, and (v) shall not be required to expend its own funds in connection with this Agreement or the Note Documents.

         (b) Whenever in the administration of this Agreement or the Note Documents, the Certificate of Title Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Certificate of Title Agent's taking, suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof as herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate from the chief financial officer of the Company or an officer of the Collateral Agent or of any of the Holders, in each case, delivered to the Certificate of Title Agent.

         (c) Independently and without reliance upon the Certificate of Title Agent, each Purchaser, to the extent it deems appropriate, has made (i) its own independent investigation of the financial condition and affairs of the Company based on such documents and information as it has deemed appropriate in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Company. Each Holder also acknowledges that it will, independently and without reliance upon the Certificate of Title Agent or any Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or the Note Documents. Except as expressly provided in this Agreement, the Certificate of Title Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Holder with any credit or other information concerning the affairs, financial condition or business of the Company or its Subsidiaries that may come into the possession of the Certificate of Title Agent or any of its affiliates whether now in its possession or in its possession at any time or times hereafter; and the Certificate of Title Agent shall not be required to keep itself informed as to the performance or observance by the Company of the Note Documents or any other document referred to or provided for herein or therein.

         (d) The Certificate of Title Agent shall not be deemed to have notice of any Default or Event of Default unless specifically notified in writing of such event by the Company, the Collateral Agent or any Holder.

         (e) If the Certificate of Title Agent shall request instructions from the Collateral Agent with respect to any act or action (including the failing to act) in connection with this Agreement or the Note Documents, the Certificate of Title Agent shall be entitled to refrain from such act or taking such action unless and until the Certificate of Title Agent shall have received instructions from the Collateral Agent pursuant to the terms of this Agreement and the Note Documents; and the Certificate of Title Agent shall not incur liability to any Person by reason of so refraining. Except for any action expressly required of the Certificate of Title Agent pursuant to the terms hereof, the Certificate of Title Agent shall be fully justified in failing or refusing to take any action hereunder or under the Note Documents unless it shall first be indemnified to its satisfaction by the Company or the Holders against any and all liability and expense that may be incurred by the Certificate of Title Agent by reason of taking or continuing to take any such action.

         Section 2.03 Notices or Documents from Company. The Certificate of Title Agent shall promptly, and in any event within seven days of the receipt thereof, provide to the Collateral Agent a copy of each notice, statement, report, certificate, and other document that the Certificate of Title Agent receives from the Company pursuant to the provisions of the Note Documents, to the extent that the same shall not have been previously furnished to the Rating Agency or such Holder pursuant to the provisions of the Note Documents. The Certificate of Title Agent shall promptly, and in any event within seven days of a Responsible Officer of the Certificate of Title Agent's obtaining actual knowledge of an Event of Default, give to the Collateral Agent written notice of each such Event of Default.

         Section 2.04 Amendments, Etc. Amendments, modifications, supplements, waivers, consents or approvals of or in connection with this Agreement may be effectuated only upon the written consent of Required Noteholders or as otherwise set forth in Section 8 of the Note Agreement (and, if the rights or duties of the Certificate of Title Agent are affected thereby, upon the written consent of the Certificate of Title Agent).

         Section 2.05 Payments. If upon the exercise of any remedy provided in any of the Note Documents or otherwise the Certificate of Title Agent comes into possession of any monies properly owing to the Holders, the Certificate of Title Agent shall pay such monies to the Collateral Agent.

         Section 2.06 Compensation and Indemnification of Certificate of Title Agent.

         (a) The Company shall covenant and agree to pay the Certificate of Title Agent from time to time, and the Certificate of Title Agent shall be entitled to, reasonable compensation for all services rendered by it hereunder and under the Note Documents and in the exercise and performance of any of its powers and duties hereunder and thereunder, which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, and the Company shall covenant and agree to pay or reimburse the Certificate of Title Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Certificate of Title Agent in accordance with the provisions of this Agreement or the other Note Documents (including the reasonable compensation and the expenses and disbursements of its counsel and of all the Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence or wilful misconduct. Except as is expressly set forth in this Agreement, the Certificate of Title Agent agrees that it shall have no right against any Holder or the Collateral Agent for the payment of compensation for its services hereunder or under any of the Note Documents or any expenses or disbursements incurred in connection with the exercise and performance of its powers and duties hereunder or thereunder or any indemnification against liability that it may incur in the exercise and performance of such powers and duties, but on the contrary shall, subject to the provisions hereof, look solely to the Company for such payment and indemnification.
THE COMPANY SHALL COVENANT AND AGREE TO INDEMNIFY THE CERTIFICATE OF TITLE AGENT FOR, AND TO HOLD IT HARMLESS AGAINST, ANY LOSS, LIABILITY OR EXPENSE INCURRED WITHOUT GROSS NEGLIGENCE OR WILFUL MISCONDUCT ON ITS PART, ARISING OUT OF OR IN CONNECTION WITH THE ACCEPTANCE OR ADMINISTRATION OF THIS AGREEMENT, INCLUDING THE COSTS AND EXPENSES OF DEFENDING ITSELF AGAINST ANY CLAIM OR LIABILITY IN CONNECTION WITH THE EXERCISE OR PERFORMANCE OF ANY OF ITS POWERS OR DUTIES HEREUNDER AND UNDER THE NOTE DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY LOSS, LIABILITY OR EXPENSE RELATING TO THE ENVIRONMENT. THE FOREGOING INDEMNITY SHALL COVER LOSSES, LIABILITIES OR EXPENSES RESULTING FROM THE ORDINARY NEGLIGENCE OF THE CERTIFICATE OF TITLE AGENT, WHETHER SOLE, JOINT, CONTRIBUTORY OR CONCURRENT.

         Section 2.07 Resignation of Certificate of Title Agent. The Certificate of Title Agent may resign and be discharged of the obligations under this Agreement delegated to it by mailing notice to the Company and the Collateral Agent specifying the time and date when such resignation shall take effect (with such date being not less than 90 days after the mailing of such notice). Such resignation shall take effect upon the appointment of a successor Certificate of Title Agent. Notwithstanding the foregoing, any such notice of resignation may also contain an appointment of a named successor Certificate of Title Agent. Such resignation and appointment of a successor Certificate of Title Agent shall each become effective immediately upon acceptance of appointment by the named successor Certificate of Title Agent pursuant to the provisions of Section 2.12 hereof, subject only to (i) the right of the Required Noteholders not to approve the successor Certificate of Title Agent so appointed, (ii) the right of the Company to consent to the appointment of the successor Certificate of Title Agent (which consent shall not be unreasonably withheld), and (iii) the requirement that there be at least five Business Days between receipt by the Required Noteholders of such notice of resignation and the effective date of such appointment.

         Section 2.08 Removal of Certificate of Title Agent. The Certificate of Title Agent may be removed, with or without cause, and a successor Certificate of Title Agent may be appointed at any time by an instrument or concurrent instruments in writing signed and acknowledged by the Required Noteholders and delivered to the Company, provided that the Company shall have the right to consent to the appointment of a successor Certificate of Title Agent (which consent shall not be unreasonably withheld). Such removal shall take effect upon the appointment of a new Certificate of Title Agent.

         Section 2.09 Successor Certificate of Title Agent. Each agent appointed in succession of the Certificate of Title Agent named in this Agreement, or its successor

Certificate of Title Agent, shall be a trust company or banking corporation in good standing and having a Thomson Bank Watch rating of B or better, if there be such a trust company or banking corporation qualified, able and willing to accept the agency upon reasonable or customary terms; and otherwise having the highest capital of such trust companies or banking corporations that are qualified, able and willing to accept the agency upon reasonable or customary terms.

         Section 2.10 Appointment of Successor Certificate of Title Agent. If the Certificate of Title Agent shall have given notice of resignation to the Company and the Collateral Agent pursuant to Section 2.07, if notice of removal shall have been given to the Certificate of Title Agent and the Company pursuant to Section 2.08 hereof, which notice does not appoint a successor Certificate of Title Agent, or, if such successor Certificate of Title Agent shall not have been so appointed or shall not have accepted such appointment within fifteen
(15) calendar days after the giving of such notice of resignation or the giving of any such notice of removal, as the case may be, a successor Certificate of Title Agent shall be appointed by the Required Noteholders, with the consent of the Company (which consent shall not be unreasonably withheld). If no such appointment shall have been made within 180 calendar days after the giving of such notice of resignation or the giving of such notice of removal, the retiring Certificate of Title Agent may request a court of competent jurisdiction to appoint a new Certificate of Title Agent.

         Section 2.11 Merger or Consolidation of Certificate of Title Agent. Any corporation into which the Certificate of Title Agent or any successor to it may be merged or converted, or with which it or any successor to it may be consolidated, or any corporation resulting from any merger or consolidation to which the Certificate of Title Agent or any successor to it shall be a party (provided such corporation which is a successor shall be a corporation in good standing, having a Thomson Bank Watch rating of B or better and shall be permitted by law to perform its obligations hereunder), shall be the successor to the Certificate of Title Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 2.12 Acceptance of Appointment by Successor Certificate of Title Agent. Any new Certificate of Title Agent appointed pursuant to any of the provisions hereof shall execute, acknowledge and deliver to the Company an instrument accepting such appointment; and thereupon such new Certificate of Title Agent, without any further act, deed or conveyance, shall become vested with all the estates, Properties, rights, and powers of its predecessor in the rights hereunder with the like effect as if originally named as Certificate of Title Agent herein; but, nevertheless upon the written request of the Company or the successor Certificate of Title Agent, the Certificate of Title Agent ceasing to act, upon payment of all amounts due to it, shall execute and deliver an instrument transferring to such successor Certificate of Title Agent, all the estates, Properties, rights, and powers of the Certificate of Title Agent so ceasing to act, and shall duly assign, transfer and deliver any of the Property and monies held by it to the successor Certificate of Title Agent as provided in this Section 2.12. The Company shall give to the Holders, the Collateral Agent and the retiring Certificate of Title Agent written notice of the succession of such Certificate of Title Agent hereunder, by mail, first class postage paid. Neither failure so to mail nor any defect in the notice so mailed shall affect the sufficiency of the proceedings in question.

                                  ARTICLE III

                                  ENFORCEMENT

         Section 3.01 Exercise of Remedies. Upon the occurrence and during the continuance of an Event of Default, the Certificate of Title Agent shall, subject to the provisions hereof, exercise the remedies and other rights under the Master Security Agreement and the Trailer Security Agreement, to the extent that the Certificate of Title Agent shall receive written instructions from the Collateral Agent (which written instructions may direct the method and place of conducting all proceedings to be taken in connection with such exercise, provided that such direction shall not be otherwise than in accordance with the provisions of applicable law) directing the Certificate of Title Agent to exercise any such rights and remedies, including, but not limited to, foreclosing upon or otherwise disposing of the Titled Equipment.

         The Certificate of Title Agent's exercise of the rights and remedies under the Note Documents shall be for the equal and proportionate benefit and security of the Holders.

         Section 3.02 Marshalling. The Certificate of Title Agent shall not be required to marshall any present or future security for (including, without limitation, the Titled Equipment), or guaranties of the Obligations or any part or portion thereof, or to resort to such security or guaranties in any particular order; and all of each of the Certificate of Title Agent's rights in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that they lawfully may, each Holder hereby agrees that it will not invoke any law relating to the marshalling of Titled Equipment that might cause delay or impede the enforcement of the Holders' rights under the Note Documents or under any other instrument evidencing any of the Obligations or by which any of the Obligations is secured or guaranteed.


                                   ARTICLE IV

                                 MISCELLANEOUS

         Section 4.01 Termination. This Agreement shall terminate upon receipt by the Certificate of Title Agent of evidence satisfactory to it of the release of all the Titled Equipment and the termination of the Master Security Agreement and the Trailer Security Agreement pursuant to the terms of the Note Documents.

         Section 4.03 Notices, Etc. All notices and other communications hereunder shall be given in writing and shall be given, if to the Purchasers, at the address and/or fax number set forth on Schedule I of the Note Agreement, or if to the Certificate of Title Agent, at its address and/or fax number set forth opposite its signature below, such other address or fax number as any party may hereafter specify by notice to the Certificate of Title Agent (who shall promptly notify the Company, the Collateral Agent, and the Holders). Each notice or other communication shall be effective (a) if given by mail, upon receipt,
(b) if given by fax during regular business hours, once such fax is transmitted to the fax number provided in writing to the Certificate of Title Agent by each Holder and the Company, respectively, or (c) if given by any other means, upon receipt; provided that notices to the Certificate of Title Agent are not effective until received.

         Section 4.04 Applicable Law. This Agreement shall be construed and governed in accordance with the laws of the state of Texas.

         Section 4.05 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and same agreement. Any signature page of a counterpart may be detached therefrom without impairing the legal effect of the signatures thereon and attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages signed by other parties.

         Section 4.06 Amendment of Defined Documents. Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments, and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

         Section 4.07 Severability. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions of this Agreement shall nevertheless remain effective and shall be in force to the fullest extent permitted by applicable law.

         Section 4.08 Authority. The parties hereto represent and warrant that they have all requisite power to, and have been duly authorized to, enter into this Agreement.

         Section 4.09 Limitation By Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Agreement or any Note Document invalid under the provisions of any applicable law.

         Section 4.10 No Third Party Beneficiary. This Agreement is for the sole and exclusive benefit of the Certificate of Title Agent, the Collateral Agent and the Holders and no other person (including the Company and its affiliates) shall have standing to require satisfaction of the provisions hereof or be entitled to assume compliance therewith. No other person (including the Company and its affiliates) shall under any circumstance be deemed to be a beneficiary of the terms hereof or be entitled to assume that the Holders will insist upon strict compliance with any of such terms, any or all of which may be freely waived or amended in whole or in part by the Holders and the Certificate of Title Agent at any time in accordance with the provisions hereof if the Holders and the Certificate of Title Agent in their discretion deem it advisable to do so.

         Section 4.11 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Certificate of Title Agent, and each Purchaser and their respective successors and assigns (including, without limitation any subsequent Holders).

         Section 4.12 Entire Agreement. THIS AGREEMENT AND THE NOTE DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND THERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the date first above written.

ADDRESS:                         FIRST SECURITY BANK OF UTAH,
                                 NATIONAL ASSOCIATION,
First Security Bank of Utah,     as Certificate of Title Agent
National Association
79 South Main Street
Salt Lake City, UT  84111        By:___________________________________
                                 Name:
Fax No.:  (801) 246-5053         Title:


                                 SUN LIFE INSURANCE COMPANY OF
                                 AMERICA


                                 By:___________________________________
                                 Name:        Sam Tillinghast
                                 Title:                    Authorized Agent


                                 By:___________________________________
                                 Name:        Fred Van Etten
                                 Title:                    Authorized Agent


                                 ALEXANDER HAMILTON LIFE
                                 INSURANCE COMPANY OF AMERICA


                                 By:___________________________________
                                 Name:        William Lang
                                 Title:


                                 AMERICAN LIFE AND CASUALTY
                                 INSURANCE COMPANY


                                 By:___________________________________
                                 Name:
                                 Title:


                     CERTIFICATE OF TITLE AGENCY AGREEMENT

                                 REPUBLIC WESTERN INSURANCE
                                 COMPANY


                                 By:___________________________________
                                 Name:
                                 Title:




                     CERTIFICATE OF TITLE AGENCY AGREEMENT

                                                     EXHIBIT N



                                             CASH COLLATERAL AGREEMENT
                                                  (Bankers Trust)


         THIS CASH COLLATERAL AGREEMENT (BANKERS TRUST) (this "Agreement") is made as of June 30, 1994, by PLM International, Inc. ("PLMI"), PLM Australia Air ("Australia Air"), PLM Rental, Inc. ("PLM Rental", with PLMI, Australia Air, and PLM Rental herein collectively referred to as the "Debtor"), and the Collateral Agent herein referred to (the "Secured Party").

                                                     RECITALS

         A. On even date herewith, Sun Life Insurance Company of America, Alexander Hamilton Life Insurance Company of America, American Life and Casualty Insurance Company, and Republic Western Insurance Company (collectively, together with each other holder of the Notes now or hereafter issued pursuant to the Note Agreement referred to below, the "Lenders") and PLMI are executing a certain Note Agreement (such agreement, as the same may from time to time be amended or supplemented, being hereinafter referred to as the "Note Agreement").

         B. Also on even date herewith, each of the Lenders and the Debtor are executing certain Note Purchase Agreements (such agreements, as the same may from time to time be amended or supplemented, being herein referred to collectively as the "Note Purchase Agreement") pursuant to which upon the terms and conditions stated therein, the Lenders agree to purchase certain Notes issued by PLMI.

         C. On even date herewith, the Lenders and Bankers Trust Company (not in its individual capacity, but solely as Collateral Agent) have executed a certain Collateral Agency Agreement (the "Collateral Agency Agreement") pursuant to which the Lenders have appointed Bankers Trust Company to act as their Collateral Agent.

         D. The Note Documents (as such term is defined in the Note Agreement) provide for various amounts to be transferred from time to time to a Bankers Trust Cash Collateral Account. This Agreement sets forth the mechanisms by which the Bankers Trust Cash Collateral Account will be established and maintained.

         E. Australia Air and PLM Rental have executed certain Security Documents (as such term is defined in the Note Agreement) pledging and granting security interests in certain of their assets as security for the Obligations (as such term is hereinafter defined). PLM Rental and Australia Air are wholly-owned subsidiaries of PLMI. As such, PLM Rental and Australia Air will obtain benefits as a result of the execution and delivery of the Note Agreement and the other Note Documents, and it is in the best interest of PLM Rental and Australia Air to grant a security interest in the Collateral hereinafter described, and the execution of this Agreement is necessary or convenient to the conduct, promotion or attainment of the business of PLM Rental and Australia Air and it is also necessary or convenient to the conduct, promotion or attainment of the business of PLMI. Accordingly,

PLM Rental and Australia Air are willing to grant a security interest in the Collateral hereinafter described as security for the Obligations.

         F. The Lenders have conditioned their respective obligations under the Note Agreement and the Note Purchase Agreement upon the execution and delivery by the Debtor of this Agreement, and Debtor has agreed to enter into this Agreement.

         G. Therefore, in order to comply with the terms and conditions of the Note Agreement and the Note Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party agree as follows:

                                                     ARTICLE 1

                                                    DEFINITIONS

         SECTION 1.01. Terms Defined Above or in the Note Agreement. As used in this Agreement, the terms defined above shall have the meanings respectively assigned to them. Other capitalized terms that are defined in the Note Agreement but which are not defined herein shall have the same meanings set forth in the Note Agreement.


         Section 1.02. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

         "Account" shall mean that certain non-interest bearing account established with Bankers Trust Company which shall be named "Cash Collateral Account in favor of the Note Purchasers/PLM" and which account shall be the Bankers Trust Cash Collateral Account. The Account shall also include any Permitted Investments purchased from time to time with funds on deposit in the Account.

         "Collateral" shall have the meaning set forth in Section 2.01 hereof.

         "Collateral Agent" shall mean that Person then acting as Collateral Agent pursuant to the terms of the Collateral Agency Agreement.

         "Obligations" shall mean all the indebtedness and other obligations of PLMI to the Lenders now or hereafter existing under or in connection with the Note Agreement, the Notes and the Note Purchase Agreement. The Obligations shall also include all interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by Secured Party (including, without limitation, the Collateral Agent's expenses, compensation for the services of the Collateral Agent and indemnities from the Debtor to the Collateral Agent) and the Lenders in connection with the execution, administration or enforcement of Secured Party's or any of the Lenders' rights and remedies hereunder or under any other agreement with Debtor.

         "Permitted Investments" shall mean (a) investments in direct obligations of the United States of America; (b) investments in certificates of deposit of maturities less than one year issued by commercial banks in the United States having capital and surplus in excess of $200,000,000; (c) investments in commercial paper of maturities of less than one year if at the time of purchase such paper is rated in either of the two highest rating categories of Standard & Poor's Ratings Group, Moody's Investor Service, Inc., or any other rating agency satisfactory to Required Noteholders and all earnings, proceeds, and products thereof; and (d) investments in money market funds having a rating from Standard & Poor's Rating Group or Moody's Investors Service, Inc. in the highest investment category granted thereby (including funds for which the Collateral Agent or any of its affiliates is investment manager or advisor).

                                   ARTICLE 2

                                    PLEDGE

         SECTION 2.01. Pledge and Assignment. The Debtor hereby pledges and assigns to the Secured Party for the benefit of the Lenders, and grants to the Secured Party for the benefit of the Lenders a security interest in, all of the Debtor's right, title and interest in and to the following collateral (the "Collateral"), whether now existing or hereafter acquired, to secure the prompt payment of the Obligations:

                  (i) the Account, all funds and securities, if any, held from time to time therein and all certificates and instruments, if any, from time to time representing or evidencing the Account;

                  (ii) all Permitted Investments from time to time held by the Secured Party hereunder, and all certificates and instruments, if any, from time to time representing or evidencing the Permitted Investments;

                  (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Secured Party for or on behalf of the Debtor in substitution for or in addition to any of the then existing collateral;

                  (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing collateral; and

         (v) all proceeds of any and all of the foregoing collateral.

         SECTION 2.02. Delivery of Collateral. All certificates or instruments (including without limitation, any passbooks, key codes, signature cards or similar instruments) to enable the withdrawal of funds, if any, and all certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time in its discretion and without notice to the Debtor, to transfer to or to register in the name of the Secured Party or any of its custodians or nominees any or all of the Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing collateral for certificates or instruments of smaller or larger denominations.

         SECTION 2.03. Maintaining the Account. So long as any of the Obligations shall remain unpaid:

                  (a) The Debtor  will  maintain  the  Account  with the Secured
         Party  or  another   financial   institution   acceptable  to  Required
         Noteholders.

                  (b) It shall be a term and condition of the Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Account and except as otherwise provided by the provisions of Section 2.05 (concerning releases) and Section 3.01 (concerning default), that no amount (including interest or other earnings on the Account) shall be paid or released to or for the account of or withdrawn by or for the account of the Debtor (or any person or entity other than the Secured Party) from the Account.

         SECTION 2.04. Investment of Amounts in the Account. The Secured Party shall, subject to the provisions of Section 2.05 (concerning releases) and
Section 3.01 (concerning default), prior to the occurrence of an Event of Default, from time to time invest amounts on deposit in the Account in such Permitted Investments as PLMI may select and that are available. Secured Party shall in no event be liable for any investment loss on any investment selected by the Debtor. Any earnings or interest on funds deposited in the Account shall be retained in the Account and disbursed according to the provisions hereof.

         SECTION 2.05. Disbursement of Amounts. Amounts on deposit in the Account from time to time shall be disbursed in accordance with the provisions of Section 3.9 of the Note Agreement.

         SECTION 2.06. Representations and Warranties. The Debtor represents and warrants as follows:

                  (a) The Debtor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                  (b) The pledge and assignment of the Collateral pursuant to this Agreement create a valid and perfected first priority security interest in the Collateral, securing the payment of the obligations.

                  (c) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge and assignment by the Debtor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Debtor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by the Secured Party of its rights and remedies hereunder.

         SECTION 2.07. Further Assurances. The Debtor agrees that at any time and from time to time, at the expense of the Debtor, the Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION 2.08. Transfers and Other Liens. The Debtor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or permit to exist any lien, security interest option or other charge or encumbrance upon or with respect to any of the Collateral except for the security interest under this Agreement.

         SECTION 2.09. Secured Party Appointed by Attorney-in-Fact. The Debtor hereby appoints the Secured Party the Debtor's attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Debtor representing any interest payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

         SECTION 2.10. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

                                                     ARTICLE 3

                                                 DEFAULT REMEDIES

         SECTION 3.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, the privilege (if any) of the Debtor to direct Secured Party to withdraw funds from the Account shall immediately and automatically cease, and Secured Party may take any or all of the following actions without notice (except where expressly required below or in the Note Agreement) or demand to Debtor:

                  (a) The Secured Party may, without notice to the Debtor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Account against the Obligations or any part thereof.

                  (b) The Secured Party may also exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (the "Code") (whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Debtor of the time and place of any public sale or, the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the collateral may, in the discretion of the Secured Party, be held by the Secured Party as Collateral for, and/or then or at any time thereafter be applied against, all or any part of the Obligations as specified in
         Section 5.10 of the Note Agreement. Any surplus of such cash or cash proceeds shall be paid over to the Debtor or to whomsoever may, to the knowledge of the Secured Party, be lawfully entitled to receive such surplus.

                                                     ARTICLE 4

                                                   MISCELLANEOUS

         SECTION 4.01. Expenses. The Debtor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Debtor to perform or observe any other provisions hereof.

         SECTION 4.02. Secured Party. The Secured Party may consult with counsel and shall be fully protected in any action taken in accordance with such advice. The Secured Party shall have no responsibility for the genuineness or validity of any document deposited with it. The Secured Party shall incur no liability to the Debtor or any Lender or the Lenders arising out of any action taken by it hereunder, whether or not such action constitutes negligence, except for action constituting willful misconduct or gross negligence. In the event of any disagreement hereunder, or if conflicting demands or notices are made upon the Secured Party, the Secured Party may, at its option, refuse to comply with any claims or demands on it, with regard to the subject matter in dispute, or refuse to take any other action hereunder with regard to the subject matter of the dispute, so long as such dispute continues; and in any such event, the Secured Party shall not become liable to any Person for its failure or refusal to act, and the Secured Party shall be entitled to continue so to refrain from acting until (a) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (b) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested Persons. Upon and after the occurrence of an Event of Default, the Debtor shall have no right, whatsoever, to dispute any disbursement out of the Account to the Lenders as between the Debtor and the Secured Party, and notwithstanding any disagreement by, or conflicting demand or notice from, the Debtor, the Secured Party shall have no liability whatsoever to the Debtor or any other Person for ignoring such disagreement or conflicting demand or notice and making any disbursement in accordance with this Agreement. THE DEBTOR SHALL HOLD HARMLESS AND INDEMNIFY THE SECURED PARTY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS, EXPENSES, LOSSES AND DAMAGES OF ANY AND EVERY KIND (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS) ARISING OUT OF OR RESULTING, DIRECTLY OR INDIRECTLY, FROM THE PERFORMANCE BY THE SECURED PARTY OF ITS DUTIES HEREUNDER, EXCEPT FOR SUCH LIABILITIES RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SECURED PARTY. IT IS THE INTENTION OF THE PARTIES THAT THIS INDEMNIFICATION SHALL BE UNLIMITED (INCLUDING NEGLIGENCE, WHETHER SOLE, JOINT, CONCURRENT OR CONTRIBUTORY) EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SECURED PARTY, AND THAT IT SHALL

INCLUDE, BUT NOT BE LIMITED TO, ANY AND ALL DIRECT, INDIRECT,
INCIDENTAL, CONSEQUENTIAL AND PUNITIVE DAMAGES.  Bankers Trust
Company, in its individual capacity, hereby and forever waives and agrees not to assert any offset rights, banker's liens, and all other security interests, liens and claims of whatever nature that Bankers Trust Company, in its individual capacity, may now or hereafter have with respect to the Collateral, provided that such waiver shall not extend to rights that Bankers Trust Company has as Collateral Agent or Secured Party for the benefit of the Lenders.

         SECTION 4.03. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 4.04. Addresses for Notices. All notices and other communications provided for hereunder shall, if to the PLMI, be given in accordance with the requirements of the Note Agreement or, if to Secured Party, be given in accordance with the terms of the Collateral Agency Agreement, or if to PLM Rental or Australia Air, be given care of PLMI in accordance with the requirements of the Note Agreement.

         SECTION 4.05. Continual Security Interest; Assignments under Note Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under this Agreement (provided that Sections 4.01 and 4.02 hereof shall survive the termination of this Agreement), (ii) be binding upon the Debtor and its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Secured Party for the benefit of itself and the Lenders and their respective successors, transferees and assigns. Upon payment in full of the Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination, the Secured Party will, at the Debtor's expense, return to the Debtor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination.

         SECTION 4.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 4.07. Counterparts. This Agreement may be executed in multiple original counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument.

         SECTION 4.08. Concerning the Secured Party. Notwithstanding anything contained in this Agreement to the contrary, this Agreement has been accepted by Bankers Trust

Company not in its individual capacity but solely as Secured Party and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Debtor hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Debtor, and under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Debtor.

         IN WITNESS WHEREOF, the Debtor and Secured Party have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PLM INTERNATIONAL, INC.


By:___________________________________
Name:
Title:


PLM RENTAL, INC.


By:___________________________________
Name:
Title:


PLM AUSTRALIA AIR


By:___________________________________
Name:
Title:


BANKERS TRUST COMPANY,
not in its individual capacity,
but solely as Collateral Agent


By:___________________________________
Name:
Title:





                                             CASH COLLATERAL AGREEMENT
                                                  (Bankers Trust)

 SCHEDULE I TO NOTE PURCHASE AGREEMENT, CLOSING CERTIFICATE AND NOTE AGREEMENT
- -----------------------------------------------------------------------------------------------------------------------------------
                                                       Principal Amount
                    Purchaser                          of Series A Notes                        Payment Instructions
- ------------------------------------------------------------------------------------------------------------------------------------
Sun Life Insurance Company of America                     $10,000,000         First National Bank of Chicago
                                                                              Chicago, Illinois
(Taxpayer ID No: 52-0502540)
                                                                              ABA No. 071000013
                                                                              Account Name:  SunAmerica Financial Resources
                                                                              Account Number:  52-22885
                                                                              Notify Upon Receipt:  Sandy Ho (713) 961-7237
- --------------------------------------------------------------------------------------------------------------------------------
Alexander Hamilton Life Insurance                         $10,000,000         Comerica Bank

Company of America (note to be issued                                         ABA Number:  0720-0009-6

and registered in name of Calhoun & Co.)                                      Account No. 82043
                                                                              Bnfac: 21585-98 546, Master Trust
(Taxpayer ID No: 38-2190143)

Deliver note to:
Comerica Bank
Securities Dept. 3B/MBB
411 W. LaFayette
Detroit, MI 48226
Attn:             Mary Anne Kadets
         (313) 222-2866



- -------------------------------------------------------------------------------------------------------------------------------
American Life and Casualty Insurance                      $10,000,000         American Life and Casualty Insurance Company

Company (note to be issued and registered                                     c/o Bankers Trust Company
in the name of Auer & Co.)                                                    ABA# 021001033
(Taxpayer ID No. for American Life                                            A/C# 92558
45-0103436)                                                                   Attn:  99-911-145
(Taxpayer ID No. for Auer 13-606441)                                          ($35,000,000 aggregate principal amount 9.78%
                                                                              Series A Senior Secured Notes due July 31, 2001,
Deliver note to:                                                              stating separately the amount of interest and
Bankers Trust Company                                                         principal being paid)
Receive Cage
A/C # 92558
Boatmen's Trust Company
4th Floor, 44 Window
16 Wall Street
New York, New York  10015
- -----------------------------------------------------------------------------------------------------------------------------------
Republic Western Insurance Company                        $5,000,000          BK ONE A2 PHO/TRUST A803
(Taxpayer I.D. No. 86-0274508)                                                ABA # 122100024
Deliver note to:                                                              For Republic Western Insurance Company
Bank One, Arizona                                                             Account # 0686527
Bank One Agent #10037
Participant Account & DTC
Participation #2138
Republic Western Insurance Company
Account #0686527
241 N. Central Avenue
26th Floor
Trust Division/A803
Attn:  Barbara Aldrich
Phoenix, AZ  85004
==================================================================================================================

- ---------------------------------------------------------------------------------------------------------------------

                    Purchaser                            Notice Address
- -----------------------------------------------------------------------------------------------------------------------
Sun Life Insurance Company of America                    Sun Life Insurance Company of
                                                         America
(Taxpayer ID No: 52-0502540)                             c/o SunAmerica Financial Resources
                                                         1800 West Loop South, Suite 1110
                                                         Houston, Texas  77027
                                                         Attn: Sam Tillinghast
                                                         Notify Upon Receipt:  Sandy Ho (713) 961-7237
- ------------------------------------------------------------------------------------------------------------------------
Alexander Hamilton Life Insurance                        Payment Notices Relating to Wires
                                                         ---------------------------------
Company of America (note to be issued                    and other Bank Correspondence:
                                                         -----------------------------
and registered in name of Calhoun & Co.)                 Comerica Bank
                                                         Institutional Trust
(Taxpayer ID No: 38-2190143)                             411 W. LaFayette
                                                         Detroit, MI  48226
Deliver note to:                                         Attn:  Janis Dudek
Comerica Bank
Securities Dept. 3B/MBB                                  Together with a notice of each
411 W. LaFayette                                         payment and copies of
Detroit, MI 48226                                        correspondence to:
Attn:             Mary Anne Kadets
         (313) 222-2866                                  Alexander Hamilton Life
                                                         33045 Hamilton Court
                                                         Farmington Hills, Michigan  48334

- --------------------------------------------------------------------------------------------------
American Life and Casualty Insurance                      Payment Notices:
                                                          ---------------
Company (note to be issued and registered                 Bankers Trust Company
in the name of Auer & Co.)                                Insurance Unit
(Taxpayer ID No. for American Life                        P. O. Box 998
45-0103436)                                               Bowling Green Station
(Taxpayer ID No. for Auer 13-606441)                      New York, New York  10274
                                                          All Other Communications:
Deliver note to:                                          American Life & Casualty
Bankers Trust Company                                     Insurance Company
Receive Cage                                              Attn:  John Rahill
A/C # 92558                                               405 6th Avenue, 3rd Floor
Boatmen's Trust Company                                   Des Moines, IA  50309
4th Floor, 44 Window
16 Wall Street
New York, New York  10015
- ----------------------------------------------------------------------------------------------------
Republic Western Insurance Company                        Republic Western Insurance
(Taxpayer I.D. No. 86-0274508)                            Company
Deliver note to:                                          Attn:  Vinnie Singh
Bank One, Arizona                                         2721 North Central Avenue
Bank One Agent #10037                                     Phoenix, Arizona  85004
Participant Account & DTC
Participation #2138                                       copy to:
Republic Western Insurance Company                        Barbara Aldrich
Account #0686527                                          Trust Department A803
241 N. Central Avenue                                     P.O. Box 71/A803
26th Floor                                                Phoenix, Arizona  85001
Trust Division/A803
Attn:  Barbara Aldrich
Phoenix, AZ  85004
====================================================================================================





================================================================================================================================
                                                       Principal Amount
                    Purchaser                         Of Series B Notes                        Payment Instructions
- ---------------------------------------------------------------------------------------------------------------------------------
Sun Life Insurance Company of America                    $10,000,000         First National Bank of Chicago
                                                                             Chicago, Illinois

                                                                             ABA No. 071000013
                                                                             Account Name:  SunAmerica Financial Resources
                                                                             Account Number:  52-22885
                                                                             Notify Upon Receipt:  Sandy Ho (713) 961-7237
=================================================================================================================================



===================================================================================================================================

                    Purchaser                          Notice Address
- --------------------------------------------------------------------------------------------------------------------------------
Sun Life Insurance Company of America                  Sun Life Insurance Company of
                                                       America
                                                       c/o SunAmerica Financial
                                                           Resources
                                                       1800 West Loop South, Suite 1110
                                                       Houston, Texas  77027
                                                       Attn: Sam Tillinghast
============================================================================================================================
